TRANSFER AND ADMINISTRATION AGREEMENT

                                by and among

                      ARROW ELECTRONICS FUNDING CORPORATION,

                            ARROW ELECTRONICS, INC.,

                      Individually and as Master Servicer

                  The Persons Parties hereto as Conduit Investors,

                        Alternate Investors and Funding Agents

                                BANK OF AMERICA,

                              NATIONAL ASSOCIATION,

                             as Administrative Agent






































                                TABLE OF CONTENTS
                                -----------------

                                                                            PAGE
ARTICLE I DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
   SECTION 1.1. Certain Defined Terms. . . . . . . . . . . . . . . . . . . . .1
   SECTION 1.2. Other Terms.. . . . . . . . . . . . . . . . . . . . . . . . .21
   SECTION 1.3. Computation of Time Periods.. . . . . . . . . . . . . . . . .22

ARTICLE II PURCHASES AND SETTLEMENTS. . . . . . . . . . . . . . . . . . . . .22
   SECTION 2.1. Transfer of Affected Assets; Intended Characterization. . . .22
   SECTION 2.2. Purchase Price. . . . . . . . . . . . . . . . . . . . . . . .23
   SECTION 2.3. Investment Procedures.. . . . . . . . . . . . . . . . . . . .24
   SECTION 2.4. [IS RESERVED AND IS SPECIFIED IN SCHEDULE I.] . . . . . . . .27
   SECTION 2.5. Yield, Fees and Other Costs and Expenses. . . . . . . . . . .27
   SECTION 2.6. Deemed Collections. . . . . . . . . . . . . . . . . . . . . .27
   SECTION 2.7. Payments and Computations, Etc. . . . . . . . . . . . . . . .28
   SECTION 2.8. Reports.. . . . . . . . . . . . . . . . . . . . . . . . . . .28
   SECTION 2.9. Collection Account. . . . . . . . . . . . . . . . . . . . . .28
   SECTION 2.10. Sharing of Payments, Etc.. . . . . . . . . . . . . . . . . .29
   SECTION 2.11. Right of Setoff. . . . . . . . . . . . . . . . . . . . . . .29
   SECTION 2.16. Special Termination Date with Respect to a
                  Particular Conduit Investor.. . . . . . . . . . . . . . . .30

ARTICLE III ADDITIONAL ALTERNATE INVESTOR PROVISIONS. . . . . . . . . . . . .30
   SECTION 3.1. Assignment to Alternate Investors.. . . . . . . . . . . . . .30
   SECTION 3.2. Downgrade of an EFC Alternate Investor. . . . . . . . . . . .32
   SECTION 3.3. Non-Renewing Alternate Investors. . . . . . . . . . . . . . .34

ARTICLE IV REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . . .35
   SECTION 4.1. Representations and Warranties of the SPV and
                 the Master Servicer. . . . . . . . . . . . . . . . . . . . .35
   SECTION 4.2. Additional Representations and Warranties of the
                 Master Servicer. . . . . . . . . . . . . . . . . . . . . . .41

ARTICLE V CONDITIONS PRECEDENT. . . . . . . . . . . . . . . . . . . . . . . .42
   SECTION 5.1. Conditions Precedent to Closing. . . . . . . . . . . . . . . 42
   SECTION 5.2. Conditions Precedent to All Investments and
                 Reinvestments. . . . . . . . . . . . . . . . . . . . . . . .45

ARTICLE VI COVENANTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .46
   SECTION 6.1. Affirmative Covenants of the SPV and Master Servicer. . . . .46
   SECTION 6.2. Negative Covenants of the SPV and Master Servicer.. . . . . .52

ARTICLE VII ADMINISTRATION AND COLLECTIONS. . . . . . . . . . . . . . . . . .54
   SECTION 7.1. Appointment of Master Servicer. . . . . . . . . . . . . . . .54
   SECTION 7.2. Duties of Master Servicer.. . . . . . . . . . . . . . . . . .55
   SECTION 7.3. Blocked Account Arrangements. . . . . . . . . . . . . . . . .56
   SECTION 7.4. Enforcement Rights After Designation of New
                 Master Servicer. . . . . . . . . . . . . . . . . . . . . . .57
   SECTION 7.5. Master Servicer Default.. . . . . . . . . . . . . . . . . . .58
   SECTION 7.6. Servicing Fee.. . . . . . . . . . . . . . . . . . . . . . . .59
   SECTION 7.7. Protection of Ownership Interest of the Investors.. . . . . .59

ARTICLE VIII TERMINATION EVENTS.. . . . . . . . . . . . . . . . . . . . . . .60
   SECTION 8.1. Termination Events. . . . . . . . . . . . . . . . . . . . . .60
   SECTION 8.2. Termination.. . . . . . . . . . . . . . . . . . . . . . . . .63

ARTICLE IX INDEMNIFICATION; EXPENSES; RELATED MATTERS.. . . . . . . . . . . .63
   SECTION 9.1. Indemnities by the SPV. . . . . . . . . . . . . . . . . . . .63
   SECTION 9.2. Indemnity for Taxes, Reserves and Expenses. . . . . . . . . .66
   SECTION 9.3. Taxes.. . . . . . . . . . . . . . . . . . . . . . . . . . . .68
   SECTION 9.4. Other Costs and Expenses; Breakage Costs. . . . . . . . . . .69
   SECTION 9.5. Reconveyance Under Certain Circumstances. . . . . . . . . . .69
   SECTION 9.6. Indemnities by the Master Servicer. . . . . . . . . . . . . .70

ARTICLE X THE ADMINISTRATIVE AGENT. . . . . . . . . . . . . . . . . . . . . .70
   SECTION 10.1. Appointment and Authorization of Administrative Agent. . . .70
   SECTION 10.2. Delegation of Duties.. . . . . . . . . . . . . . . . . . . .71
   SECTION 10.3. Liability of Administrative Agent. . . . . . . . . . . . . .71
   SECTION 10.4. Reliance by Administrative Agent.. . . . . . . . . . . . . .71
   SECTION 10.5. Notice of Termination Event, Potential Termination
                  Event or Master Servicer Default. . . . . . . . . . . . . .72
   SECTION 10.6. Credit Decision; Disclosure of Information by the
                  Administrative Agent. . . . . . . . . . . . . . . . . . . .72
   SECTION 10.7. Indemnification of the Administrative Agent. . . . . . . . .73
   SECTION 10.8. Administrative Agent in Individual Capacity. . . . . . . . .73
   SECTION 10.9. Resignation of Administrative Agent. . . . . . . . . . . . .74
   SECTION 10.10.Payments by the Administrative Agent.. . . . . . . . . . . .74

ARTICLE XI MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . .75
   SECTION 11.1. Term of Agreement. . . . . . . . . . . . . . . . . . . . . .75
   SECTION 11.2. Waivers; Amendments. . . . . . . . . . . . . . . . . . . . .75
   SECTION 11.3. Notices; Payment Information.. . . . . . . . . . . . . . . .76
   SECTION 11.4. Governing Law; Submission to Jurisdiction; Appointment
                  of Service Administrative Agent.. . . . . . . . . . . . . .76
   SECTION 11.5. Integration. . . . . . . . . . . . . . . . . . . . . . . . .77
   SECTION 11.6. Severability of Provisions.. . . . . . . . . . . . . . . . .77
   SECTION 11.7. Counterparts; Facsimile Delivery.. . . . . . . . . . . . . .77
   SECTION 11.8. Successors and Assigns; Binding Effect.. . . . . . . . . . .77
   SECTION 11.9. Waiver of Confidentiality. . . . . . . . . . . . . . . . . .81
   SECTION 11.10.Confidentiality Agreement. . . . . . . . . . . . . . . . . .81
   SECTION 11.11 No Bankruptcy Petition Against the Conduit Investors.. . . .81
   SECTION 11.12 No Recourse Against Conduit Investors, Stockholders,
                  Officers or Directors.. . . . . . . . . . . . . . . . . . .81

                                  Schedules
                                  ---------

Schedule A       Investors
Schedule B       Match Funding Conduit Investors
Schedule I       Yield and Rate Periods
Schedule II      Calculation of Required Reserves
Schedule III     Settlement Procedures
Schedule IV      Fees
Schedule V       Agreed Upon Procedures
Schedule 4.1(g)  List of Actions and Suits
Schedule 4.1(i)  Location of Certain Offices and Records
Schedule 4.1(j)  List of Subsidiaries, Divisions and Tradenames; FEIN
Schedule 4.1(s)  List of Blocked Account Banks and Blocked Accounts
Schedule 11.3    Address and Payment Information



                                  EXHIBITS
                                  --------

Exhibit A      Form of Assignment and Assumption Agreement
Exhibit B      Form of Contract[s]
Exhibit C      Credit and Collection Policies and Practices
Exhibit D      Form of Investment Request
Exhibit E      Form of Blocked Account Agreement
Exhibit F      Form of Master Servicer Report
Exhibit G      Form of SPV Secretary's Certificate
Exhibit H      Forms of Originator/Master Servicer Secretary's Certificate
Exhibit I-1    Form of Opinion of Robert E. Klatell, Counsel to the SPV,
               Originators and Master Servicer
Exhibit I-2    Form of Opinion of Milbank, Tweed, Hadley & McCloy LLP,
               Counsel to the SPV, Originators and Master Servicer
Exhibit I-3    Form of Opinion of Davies, Ward, Phillips & Vineberg LLP,
               Canadian Counsel to Arrow Electronics Canada Ltd.
Exhibit I-4    Form of Opinion of Counsel to SBM and Support Net, Inc.



                       TRANSFER AND ADMINISTRATION AGREEMENT

     This TRANSFER AND ADMINISTRATION AGREEMENT (this "Agreement"), dated as of
                                                       ---------
March 21, 2001, by and among Arrow Electronics Funding Corporation, a Delaware corporation (the "SPV"), Arrow Electronics, Inc., a New York corporation,
                  ---
individually ("Arrow") and as initial Master Servicer, the several commercial paper conduits identified on Schedule A and their respective permitted
                             ----------
successors and assigns (the "Conduit Investors"; each individually, a "Conduit
                             -----------------                         -------
Investor"), the financial institutions from time to time parties hereto as
--------
Alternate Investors, the agent bank set forth opposite the name of each
Conduit Investor on Schedule A and its permitted successors and assigns
                    ----------
(each a "Funding Agent") with respect to such Conduit Investor and Alternate
         -------------
Investor and Bank of America, National Association, a national banking association ("Bank of America"), as the Administrative Agent for the Conduit
              ---------------
Investors and the Alternate Investors.

                                ARTICLE I

                               DEFINITIONS

     SECTION 1.1.  Certain Defined Terms.  As used in this Agreement, the
                   ---------------------
following terms shall have the following meanings:

     "Additional Commitment Amendment" means an amendment to this Agreement
      -------------------------------
pursuant to the provisions hereof, among the SPV, Arrow, the Administrative Agent and a commercial paper conduit and the alternate investors related thereto providing for such commercial paper conduit and alternate investors to become a party to this Agreement with a corresponding increase in the Facility Limit hereunder.

     "Additional Costs" is defined in Section 9.2(d).
      ----------------                --------------

     "Adjusted Consolidated EBITDA" means for any fiscal period, (a) the
      ----------------------------
Consolidated Net Income of Arrow and its CA Subsidiaries for such period, plus (b) to the extent deducted from earnings in determining Consolidated Net Income for such period, the sum, in each case for such period, of income taxes, interest expense, depreciation expense, amortization expense, including amortization of any goodwill or other intangibles, minus (c) to the extent included in determining Consolidated Net Income for such period, non-cash equity earnings of unconsolidated CA Affiliates, plus (d) to the extent excluded in determining Consolidated Net Income for such period, cash distributions received by Arrow from unconsolidated CA Affiliates, all as determined on a consolidated basis in accordance with GAAP.

     "Administrative Agent" means Bank of America or an Affiliate thereof,
      --------------------
as Administrative Agent for the Conduit Investors, the Funding Agents and the Alternate Investors.

     "Administrative Agent-Related Persons" means the Administrative Agent,
      ------------------------------------
together with its Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons and their respective
Affiliates.

     "Administrative Fee" means the fee payable to the Administrative
      ------------------
Agent as set forth in the Fee Letter.

     "Adverse Claim" means a lien, security interest, charge or encumbrance,
      -------------
or other right or claim in, of or on any Person's assets or properties (including any UCC financing statement or any similar instrument filed against such Person's assets or properties, and excluding (i) any repurchase right of HP in the HP Receivables pursuant to the HP Receivables Purchase Agreement,
(ii) any lien, security interest, charge or encumbrance relating solely to the Canadian Receivables prior to the satisfaction of the Canadian
Eligibility Conditions, (iii) any lien, security interest, charge or encumbrance relating solely to Receivables with Allied Signal, Inc. as the Obligor, at any time when such Receivables are not treated as "Eligible Receivables" hereunder and (iv) the HP Financing Statement) in favor of any other Person (including any bankruptcy trustee with respect to any Originator or the SPV).

     "Affected Assets" means, collectively, (a) the Receivables, (b) the
      ---------------
Related Security, (c) all rights and remedies of the SPV under the First Tier Agreement, together with all financing statements filed by the SPV against Arrow in connection therewith, (d) all Blocked Accounts and all funds and investments therein and all Blocked Account Agreements, and (e) all proceeds of the foregoing.


     "Affiliate" means as to any Person, any other Person which, directly
      ---------
or indirectly, owns, is in control of, is controlled by, or is under common control with, such Person, in each case whether beneficially, or as a trustee, guardian or other fiduciary. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the other Person, whether through the ownership of voting securities or membership interests, by contract, or otherwise.

     "Aggregate Commitment" means, at any time, the sum of the Commitments then
      --------------------
in effect.

     "Aggregate Unpaids" means, at any time, an amount equal to the sum of (a)
      -----------------
the aggregate unpaid Yield accrued and to accrue to maturity with respect to all Rate Periods at such time, (b) the Net Investment at such time and (c)
all other amounts owed (whether or not then due and payable) hereunder and under the other Transaction Documents by the SPV or Arrow to the Administrative Agent, the Funding Agents, the Investors or the Indemnified Parties at such time, including all Fees, expenses, breakage costs and indemnities or any amounts payable to a successor administrative agent pursuant to Section 10.9.
            ------------

     "Agreement" is defined in the preamble.
      ---------                    --------

     "Alternate Investor Percentage" means, at any time, a fraction, expressed
      -----------------------------
as a percentage, the numerator of which is the portion of the Net Investment funded by the Alternate Investor(s) related to a particular Conduit Investor and the denominator of which is the Net Investment funded through the Related Funding Agent at such time; provided that at all times on and after the first
                            --------
Assignment Date occurring on or after a Conduit Investment Termination Date, the Alternate Investor Percentage for the EFC Alternate Investors means 100%.

     "Alternate Investors" means each financial institution identified as
      -------------------
such on the signature pages hereof and any other financial institution that shall become a party to this Agreement pursuant to Section 11.8.
                                                   ------------

     "Alternate Rate" is defined in Section 2.4.
      --------------

     "Arrow" means Arrow Electronics, Inc., a New York corporation.
      ----

     "Arrow Rating Event" means the withdrawal or downgrade of the long-term
      ------------------
senior unsecured debt rating of Arrow below either BBB or Baa2 by S&P and Moody's, respectively.

     "Asset Interest" is defined in Section 2.1(b).
      --------------                --------------


     "Assignment Amount" means, with respect to an Alternate Investor at the
      -----------------
time of any assignment pursuant to this Agreement, an amount equal to the least of (a) such Alternate Investor's Special Pro Rata Share of the applicable Net Investment requested by the related Conduit Investor to be assigned at such time; (b) such Alternate Investor's unused Commitment (minus the unrecovered principal amount of such Alternate Investor's investments in the Asset Interest pursuant to the Program Support
Agreement to which it is a party); and (c) in the case of an assignment on or after the Conduit Investment Termination Date, the sum of such Alternate Investor's Special Pro Rata Share of the related Conduit
Investor Percentage of (i) the aggregate Unpaid Balance of the Receivables (other than Defaulted Receivables), plus (ii) all Collections received by the Master Servicer but not yet remitted by the Master Servicer to the Administrative Agent, plus (iii) any amounts in respect of Deemed
                      ----
Collections required to be paid by the SPV at such time.

     "Assignment and Assumption Agreement" means an Assignment and Assumption
      -----------------------------------
Agreement substantially in any of the forms set forth in Exhibit A.
                                                         ---------

     "Assignment Date" is defined in Section 3.1(a).
      ---------------                --------------

     "Bank of America" is defined in the preamble.
      ---------------

     "Bankruptcy Code" means the Bankruptcy Reform Act of 1978, 11 U.S.C. 101
      ---------------
et seq.

     "Base Rate" is defined in Section 2.4.
      ---------

     "Billing Date" means the 5th day of each calendar month or if such day is
      ------------
not a Business Day, the next succeeding Business Day.

     "Billing Statement" means a statement prepared by each Funding Agent with
      -----------------
respect to the prior calendar month, setting forth the Aggregate Unpaids due and owing to each related Investor (other than with respect to Yield), and specifying the nature of such Aggregate Unpaids, including without limitation, any Fees due and owing to such Investor and any breakage costs incurred by any such Investor.

     "Blocked Account" means an account maintained by the SPV or an Originator
      ---------------
as Master Servicer or Sub-Servicer, as applicable, at a Blocked Account
Bank for the purpose of receiving Collections, set forth in Schedule 4.1(s)
                                                            ---------------
or any account added as a Blocked Account pursuant to and in accordance with Section 4.1(s) and which, if not maintained at and in the name of
     -------------
the Administrative Agent, is subject to a Blocked Account Agreement.


     "Blocked Account Agreement" means an agreement among the SPV or an
      -------------------------
Originator, the Administrative Agent and a Blocked Account Bank in substantially the form of Exhibit E, or as otherwise may be acceptable
                          ---------
to the Administrative Agent in its sole discretion.

     "Blocked Account Bank" means each of the banks set forth in Schedule
      --------------------                                       --------
4.1(s), as such Schedule 4.1(s) may be modified pursuant to Section 4.1(s).
-----           --------------                              -------------

     "Business Day" means any day excluding Saturday, Sunday and any day on
      ------------
which banks in New York, New York, Charlotte, North Carolina, Chicago, Illinois, Toronto, Ontario, Boston, Massachusetts or San Francisco, California are authorized or required by law to close, and, when used with respect to the determination of any Offshore Rate or any notice with respect thereto, any such day which is also a day for trading by and between banks in United States dollar deposits in the London interbank market.

     "CA Affiliate" means, as to any Person, (a) any other Person (other
      ------------
than a CA Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person or (b) any Person who is a director or officer of Arrow or any of its CA Subsidiaries. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (i) vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (ii) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

     "CA Permitted Receivables Securitization" means any transaction involving
      ---------------------------------------
one or more sales, contributions or other conveyances by Arrow or any CA Subsidiary of any CA Receivables to a special purpose entity (which may be a CA Subsidiary or CA Affiliate of Arrow), which special purpose entity finances such sales, contributions or other conveyances by in turn conveying an interest in such CA Receivables to one or more CA Receivable Financiers, provided that such transaction shall not involve any recourse to Arrow or
--------
any CA Subsidiary (other than such special purpose entity) for any reason other than (i) repurchases of non-eligible CA Receivables,
(ii) indemnification for losses (including any adjustments for dilutions), other than credit losses related to the CA Receivables conveyed in such transaction and (iii) payment of costs, fees, expenses and indemnities relating to such transaction.

     "CA Receivable Financier" means any Person (other than a CA Subsidiary
      -----------------------
or CA Affiliate of Arrow) that finances the acquisition by a special purpose entity of CA Receivables from Arrow or any CA Subsidiary.

     "CA Receivables" means all accounts receivable of Arrow or any of its CA
      --------------
Subsidiaries, and all proceeds thereof and rights (contractual and other) and collateral related thereto.

     "CA Subsidiary" means, as to any Person, a corporation, partnership or
      -------------
other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "CA Subsidiary" or to "CA Subsidiaries" in this Agreement shall refer to a CA Subsidiary or CA Subsidiaries of Arrow.

     "Canadian Eligibility Conditions" means that each of the Administrative
      -------------------------------
Agent, each Funding Agent and each Investor shall have received (i) evidence satisfactory to it, in its sole discretion, that all financing statements, financing change statements, registrations, instruments, notices and acknowledgements (in form and substance acceptable to the Administrative Agent, the Funding Agents and the Investors in their sole discretion) have been filed or received that are necessary to terminate all liens, security interests, charges or encumbrances or claim in or any other rights of any Person in the Canadian Receivables and the related
Affected Assets, (ii) an opinion of counsel as to security interest matters, in form and substance acceptable to the Administrative Agent, the Funding Agents and the Investors in their sole discretion and
(iii) upon satisfaction of the items specified in clauses (i) and
(ii) above, confirmation from S&P and Moody's, to the extent required by the terms and conditions of the Commercial Paper program of any Conduit Investor, that the inclusion of any Canadian Receivable as an "Eligible Receivable" hereunder shall not result in a downgrade or withdrawal by S&P or Moody's of the then current rating of the Commercial Paper of such Conduit Investor.

     "Canadian Receivable" means with respect to a Receivable, the Obligor of
      -------------------
which is a Canadian resident.

     "Closing Date" means March 22, 2001.
      ------------

     "Code" means the Internal Revenue Code of 1986.
      ----

     "Collateral Agent" means Bank of America, as collateral agent for a
      ----------------
Program Support Provider related to the EFC Conduit Investor, the holders of Commercial Paper related to the EFC Conduit Investor and certain other parties.

     "Collection Account" is defined in Section 2.9.
      ------------------                -----------

     "Collections" means, with respect to Receivables, all cash collections and
      -----------
other cash proceeds of Receivables, including all finance charges, if any, and cash proceeds of Related Security and all Deemed Collections, including any proceeds from HP in respect of HP Receivables under the HP Receivables
Purchase Agreement.


     "Commercial Paper" means the promissory notes issued or to be issued
      ----------------
by the Conduit Investors in the commercial paper market.

     "Commitment" means, with respect to each Alternate Investor, as the
      ----------
context requires, (a) the commitment of such Alternate Investor to make Investments and to pay Assignment Amounts in accordance herewith in an amount not to exceed the amount described in the following clause (b), and (b) the
                                                    ----------       -
dollar amount set forth opposite such Alternate Investor's signature on the signature pages hereof under the heading "Commitment" (or (i) in the
                                              ----------
case of an Alternate Investor which becomes a party hereto pursuant to an Assignment and Assumption Agreement, as set forth in such Assignment and Assumption Agreement and (ii) in the case of an Alternate Investor which becomes a party hereto pursuant to an Additional Commitment Amendment, as specified in such Additional Commitment Amendment), minus the dollar amount of any Commitment or portion thereof assigned by such Alternate Investor pursuant to an Assignment and Assumption Agreement, plus the dollar amount of any increase to such Alternate Investor's Commitment consented to by such Alternate Investor prior to the time of determination;
provided, however, that in the event that the Facility Limit is reduced,
--------  -------
the aggregate of the Commitments of all the Alternate Investors shall be reduced in a like amount and the Commitment of each Alternate Investor shall be reduced in proportion to such reduction.

     "Commitment Termination Date" means March 20, 2002, or such later date
      ---------------------------
to which the Commitment Termination Date may be extended by the SPV, the Administrative Agent and some or all of the Funding Agents, the Conduit Investors and the Alternate Investors (each in its sole and absolute discretion).

     "Conduit Assignee" means, with respect to any Conduit Investor, any
      ----------------
commercial paper conduit that issues commercial paper rated at least
A-1 by S&P and P1 by Moody's and sponsored or administered by the Funding Agent with respect to such Conduit Investor and designated by such Funding Agent to accept an assignment from such Conduit Investor of all or a portion of such Conduit Investor's rights and obligations pursuant to
Section 11.8(d)
--------------

     "Conduit Funding Limit" means, with respect to any Conduit Investor, the
      ---------------------
amount set forth opposite such Conduit Investor's name on Schedule A, as the
                                                          ----------
same may be reduced from time to time pursuant to the terms hereof.

     "Conduit Investment Termination Date" means the date of the delivery by an
      -----------------------------------
EFC Conduit Investor to the SPV, the EFC Funding Agent and the Administrative Agent of written notice that the EFC Conduit Investor elects, in its sole discretion, to commence the amortization of the Net Investment funded by it or otherwise liquidate its interest in the Asset Interest.

     "Conduit Investor" is defined in the preamble.
      ----------------

     "Conduit Investor Percentage" means at any time with respect to any
      ---------------------------
Conduit Investor, 100%, less the related Alternate Investor Percentage at such time.

     "Consolidated Cash Interest Expense" means for any period, (a) the amount
      ----------------------------------
which would, in conformity with GAAP, be set forth opposite the caption "interest expense" or any like caption on a consolidated income statement of Arrow and its CA Subsidiaries minus (b) the amount of non-cash interest (including interest paid by the issuance of additional securities) included in such amount; provided that in the event of the consummation of any CA
                --------
Permitted Receivables Securitization (including the transactions contemplated hereunder), "Consolidated Cash Interest Expense" shall be adjusted to include (without duplication) an amount equal to the interest (or other fees in the nature of interest or discount) accrued and paid or payable in cash for such period by the special purpose entity to the CA Receivable Financiers under such CA Permitted Receivables Securitization.

     "Consolidated Net Income" means for any fiscal period, the consolidated
      -----------------------
net income (or loss) of Arrow and its CA Subsidiaries after excluding all unusual, extraordinary and non-recurring gains and after adding all unusual, extraordinary and non-recurring losses, in all cases of Arrow and its CA Subsidiaries determined on a consolidated basis during the relevant period in accordance with GAAP.

     "Contract" means, in relation to any Receivable, any and all contracts,
      --------
instruments, agreements, leases, invoices, notes, or other writings pursuant to which such Receivable arises or which evidence such Receivable or under which an Obligor becomes or is obligated to make payment in respect of such Receivable.

     "CP Rate" is defined in Section 2.4.
      -------

     "Credit and Collection Policy" means, collectively, the Originators'
      ----------------------------
credit and collection policies and practices, relating to Contracts and Receivables as in effect on the Closing Date and set forth in Exhibit C,
                                                              ---------
as modified, from time to time, in compliance with Sections 6.1(a)(vii)
                                                   -------------------
and 6.2(c).
    -----

     "Credit Memo" means a credit to the account of an Obligor.
      -----------

     "Deemed Collections" means any Collections on any Receivable deemed to
      ------------------
have been received pursuant to Section 2.6.
                               -----------

     "Default Ratio" is defined in Schedule II.
      -------------                -----------

     "Defaulted Receivable" means as of any date of determination, a Receivable
      --------------------
(a) as to which any payment, or part thereof, remains unpaid for 91 days or more from the original invoice date for such Receivable; (b) as to which an Event of Bankruptcy has occurred and is continuing with respect to the Obligor thereof; (c) which has been identified by the SPV, the related Originator or the Master Servicer as uncollectible; or (d) which, consistent with the Credit and Collection Policy, would be written off as uncollectible.

     "Defaulting Alternate Investor" is defined in Section 2.3(f).
      -----------------------------                -------------

     "Dilution" has the meaning ascribed to such term in Schedule II.
      --------                                           -----------

     "Dilution Ratio" is defined in Schedule II.
      --------------

     "Dollar" or "$" means the lawful currency of the United States.
      ------      -

     "Downgrade Collateral Account" is defined in Section 3.2(a).
      ----------------------------                -------------

     "Downgrade Draw" is defined in Section 3.2(a).
      --------------                -------------

     "EFC Alternate Investor" means with respect to the EFC Conduit Investor,
      ----------------------
the Alternate Investor set forth opposite the EFC Conduit Investor's name on Schedule A and any other financial institution that shall become a party to
----------
this Agreement as an EFC Conduit Investor pursuant to Section 11.8.
                                                      ------------

     "EFC Conduit Investor" means Enterprise Funding Corporation, Delaware
      --------------------
corporation, as a Conduit Investor and any Conduit Assignee thereof.

     "EFC Funding Agent" means Bank of America.
      -----------------

     "Eligible Investments" means highly rated short-term debt or the other
      --------------------
highly rated liquid investments in which each Conduit Investor is permitted to invest cash pursuant to its commercial paper program documents.

     "Eligible Receivable" means, at any time, any Receivable:
      -------------------

       (a) which was originated by an Originator in the ordinary course of its business;

       (b) (i) which, arises pursuant to a Contract with respect to which each of the related Originator and the SPV has performed all obligations (if any) required to be performed by it thereunder, including shipment of the merchandise and/or the performance of the services purchased thereunder;
     (ii) which has been billed to the relevant Obligor; and (iii) which according to the Contract related thereto, is required to be paid in full within 61 days of the original billing date therefor;

       (c) which satisfies all applicable requirements of the Credit and Collection Policy;

       (d) which has been sold or contributed to the SPV pursuant to (and in accordance with) the First Tier Agreement, which does not arise from the sale of any inventory subject to any Adverse Claim and to which the SPV has good and marketable title, free and clear of all Adverse Claims (other than any Adverse Claim arising hereunder) and, until the HP Financing Statement has been terminated, such Receivable is not covered by, or otherwise subject to, the HP Financing Statement;

       (e) as to which at the time of the purchase by the Administrative Agent, on behalf of the Funding Agents for the benefit of the Investors thereof hereunder the Administrative Agent has not notified the SPV that either such Receivable or any class of Receivables of which such Receivable is a part is not acceptable for purchase hereunder, as determined by the Administrative Agent in its reasonable discretion, because of the nature of the business of the Obligor or because of a potential conflict of interest between the interests of the SPV or the Originator, on the one hand, and any Investor, any Funding Agent, Conduit Investor, any Program Support Provider, any Alternate Investor or any of their Affiliates, on the other hand;

       (f) the Obligor of which is a United States or Canadian resident, is not an Affiliate or employee of any Originator, and is not an Official Body;

       (g) the Obligor of which has been directed to make all payments to a Blocked Account;

       (h) the Obligor of which at the time of creation of an interest therein hereunder, is not the Obligor of Extended Defaulted Receivables for which the Unpaid Balances of all such Extended Defaulted Receivables exceeds 33% of the Unpaid Balances of all Receivables for which it is the Obligor;

       (i) which under the related Contract and applicable Law is assignable without the consent of, or notice to, the Obligor thereunder unless such consent has been obtained and is in effect or such notice has been given;

       (j) which, together with the related Contract, is in full force and effect and constitutes the legal, valid and binding obligation of the related Obligor enforceable against such Obligor in accordance with its terms and is not subject to any litigation, material dispute, legal right of offset, counterclaim or other defense;

       (k) which is invoiced, denominated and payable only in Dollars in the United States or in Canada;

       (l) which, in respect of a Canadian Receivable, has been originated by Arrow Electronics Canada Ltd., (i) has satisfied each of the Canadian Eligibility Conditions, and (ii) when added to the aggregate Unpaid Balance of all other Canadian Receivables, does not exceed the lesser of: (x) the amount equal to 10% of the aggregate Unpaid Balance of all Eligible Receivables and (y) $100,000,000;

       (m) which is not a Defaulted Receivable at the time of the purchase thereof by the Administrative Agent, on behalf of the Funding Agents for the Investors, hereunder;

       (n) which, in the case of an HP Receivable, (i) is an HP Purchased Receivable, (ii) which, as of any date of determination, was invoiced not less than 30 days prior to such date of determination, and (iii) was transferred to SBM by HP pursuant to the HP Receivables Purchase Agreement, which HP Receivables Purchase Agreement remains in full force, and effect; and pursuant to which SBM is in compliance with all material terms thereof, subject to a ten day grace period with respect to any such term or provision;

       (o) which has not been compromised, adjusted or modified (including by the extension of time for payment or the granting of any discounts, allowances or credits); provided, however, that, in the event such
                             --------  -------
     Receivable is so comprised, adjusted or modified, and to the extent quantifiable, only the dollar amount of such portion of such Receivable that is the subject of such comprise, adjustment or modification shall be deemed to be ineligible pursuant to the terms of this clause (o);
                                                           ---------

       (p) which is an "account" or "general intangible" and is not evidenced by an "instrument" or "chattel paper" within the meaning of Article 9 of the UCC of all applicable jurisdictions or [1] of the PPSA;

       (q) which is an "eligible asset" as defined in Rule 3a-7 under the Investment Company Act of 1940;

       (r) which, together with the Contract related thereto, does not contravene in any material respect any Laws applicable thereto (including Laws relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no part of the Contract related thereto is in violation of any such Law in any material respect;

       (s) the assignment of which under the First Tier Agreement by Arrow to the SPV and hereunder by the SPV to the Administrative Agent for the benefit of the Funding Agents on behalf of the Investors does not violate, conflict or contravene any applicable Law or any contractual or other restriction, limitation or encumbrance;

       (t) which (together with the Related Security related thereto) has been the subject of either a valid transfer and assignment from, or the grant of a first priority perfected security interest therein by, the SPV to the Administrative Agent, on behalf of the Funding Agents for the benefit of the Investors, of all of the SPV's right, title and interest therein; and

       (u) as to which no Tax is applicable, solely as a result of withholding by the Obligor thereof or any assessment on the SPV or any Investor.

     "ERISA" means the U.S. Employee Retirement Income Security Act of 1974 and
      -----
 any regulations promulgated and rulings issued thereunder.

     "ERISA Affiliate" means, with respect to any Person, any corporation,
      -----
partnership, trust, sole proprietorship or trade or business which, together with such Person, is treated as a single employer under Section 414(b) or (c) of the Code or, with respect to any liability for contributions under Section 302(c) of ERISA, Section 414(m) or Section 414(o) of the Code.

     "Event of Bankruptcy" means, with respect to any Person, (a) that such
      -------------------
Person or any Significant Subsidiary of such Person (i) shall generally not pay its debts as such debts become due, (ii) shall admit in writing its inability to pay its debts generally or (iii) shall make a general assignment for the benefit of creditors; (b) any proceeding shall be instituted by or against such Person or any Significant Subsidiary of such Person seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property; or (c) such Person or any Significant Subsidiary of such Person shall take any corporate, partnership or other similar appropriate action to authorize any of the actions set forth in the preceding clauses (a) or (b).

     "Excluded Taxes" means, with respect to any particular Indemnified Party,
      --------------
Taxes that are both (A) imposed (i) by the jurisdiction in which such Indemnified Party is organized, a taxing authority thereof or therein or (ii) by any other taxing authority of a United States jurisdiction as a result of such Indemnified Party doing business or maintaining an office in such jurisdiction (other than any such Taxes imposed solely by reason of (x) having entered into, executed, delivered, performed, not performed or enforced or failed to enforce the Agreement or any documents relating thereto or (y) any of the transactions contemplated therein) and also (B) imposed on, based on or measured by the net income or gross receipts of such Indemnified Party.

     "Extended Defaulted Receivable" mean any Receivable for which any
      -----------------------------
payments, or part thereof, remains unpaid for 121 days or more from the invoice date for such Receivables.

     "Facility Limit" means $765,000,000; provided that such amount may not at
      --------------                      --------
any time exceed the aggregate Commitments then in effect; provided, further,
                                                          --------
that the Facility Limit may be increased to an amount not to exceed $1,020,000,000 upon the request of the SPV, the consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed) and the execution and delivery of an Additional Commitment Amendment.

     "Federal Funds Rate" is defined in Section 2.4.
      ------------------                -----------

     "Fee Letter" means the confidential letter agreement dated March 21, 2001
      ----------
among the SPV, Arrow, and the Administrative Agent with respect to certain fees to be paid by the SPV and Arrow to Bank of America, National Association and Bank of America Securities LLC.

     "Fees" means any of the fees payable pursuant to the Fee Letter or as set
      ----
forth on Schedule IV hereto.
         -----------

     "Final Payout Date" means the earliest date, after the Termination Date,
      -----------------
on which the Net Investment has been reduced to zero, all accrued Servicing Fees have been paid in full and all other Aggregate Unpaids have been paid in full in cash.

     "Financing Lease" means any lease of property, real or personal, the
      ---------------
obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

     "First Tier Agreement" means the Sale Agreement dated as of March 21, 2001
      --------------------
between Arrow and the SPV.

     "Fitch" means Fitch, Inc., or any successor that is a nationally
      -----
recognized statistical rating organization.

     "Fluctuation Factor" is defined in Section 2.4.
      ------------------                -----------

     "Funding Account" is defined in Section 2.9(b).
      ---------------                -------------

     "Funding Agent" as defined in the preamble.
      -------------                    --------

     "GAAP" means generally accepted accounting principles in the United
      ----
States, in effect from time to time.

     "Guarantee Obligation" means, as to any Person (the "guaranteeing
                                                          ------------
person"), any obligation of (a) the guaranteeing person or (b) another
------
Person (including, without limitation, any bank under any letter of credit)
to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person
                           -------------------
(the "primary obligor") in any manner, whether directly or indirectly,
      ---------------
including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not
         --------  -------
include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by Arrow in good faith.

     "Hedging Agreements" means, (a) Interest Rate Agreements and (b) any swap,
      ------------------
futures, forward or option agreements or other agreements or arrangements designed to limit or eliminate the risk and/or exposure of a Person to fluctuations in currency exchange rates.

     "HP" means Hewlett-Packard Company, a Delaware corporation.
      --

     "HP Financing Statement" means the UCC financing statement on Form UCC-1
      ----------------------
filed in Gwinnett County, Georgia (file No. 067-98-001717) in favor of HP, as secured party, and SBM, as debtor.

     "HP Purchased Receivables" means a "Purchased Receivable" as defined
      ------------------------
in the HP Receivables Purchase Agreement for which SBM has paid HP the consideration specified under the HP Receivables Purchase Agreement and which, as of any date of determination, was invoiced not less than 30 days prior to such date of determination.

     "HP Receivables" means all of HP's right, title and interest in and to the
      --------------
specific unsecured accounts, accounts receivable and chattel paper owing to HP by a Reseller (as defined in the HP Receivables Purchase Agreement) with respect to the sale of HP products which are subject to the HP Receivables Purchase Agreement.

     "HP Receivables Purchase Agreement" means the Receivables Purchase
      ---------------------------------
Agreement, dated as of October 2, 2000, between HP and SBM.

     "Indebtedness" means, of any Person at any date, without duplication, (a)
      ------------
the principal amount of all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) the principal amount of any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) the portion of all obligations of such Person under Financing Leases which must be capitalized in accordance with GAAP, (d) the principal or stated amount of all obligations of such Person in respect of letters of credit, banker's acceptances or similar obligations issued or created for the account of such Person,
(e) all liabilities arising under Hedging Agreements of such Person,
(f) the principal or stated amount of all Guarantee Obligations of such Person (other than guarantees by Arrow or any Subsidiary in respect of current trade liabilities of Arrow or any Subsidiary incurred in the ordinary course of business and payable in accordance with customary terms), and (g) the principal amount of all liabilities secured by any lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof.

     "Indemnified Amounts" is defined in Section 9.1.
      -------------------                -----------

     "Indemnified Parties" is defined in Section 9.1.
      -------------------                -----------

     "Interest Component" means, at any time of determination, with respect to
      ------------------
Commercial Paper (i) issued by a Match Funding Conduit Investor, the aggregate for all Related Commercial Paper at such time of (a) with respect to any Commercial Paper issued on an interest-bearing basis, the interest payable on such Commercial Paper at its maturity (including any dealer commissions) and
(b) with respect to any Commercial Paper issued on a discount basis, the portion of the face amount of such Commercial Paper representing the discount incurred in respect thereof (including any dealer commissions) and (ii) issued by a Pooled Funding Conduit Investor, the aggregate Yield accrued and to accrue through the end of the current Rate Period for the Portion of Investment accruing Yield calculated by reference to the CP Rate at such time (determined for such purpose using the CP Rate most recently determined by the Related Funding Agent, multiplied by the Fluctuation Factor).
               -------------

     "Interest Rate Agreement" means, any interest rate protection agreement,
      -----------------------
interest rate future, interest rate option, interest rate swap, interest rate cap or other interest rate hedge or arrangement under which Arrow is a party or a beneficiary.

     "Investment" is defined in Section 2.2(a).
      -----------               -------------

     "Investment Date" is defined in Section 2.3(a).
      ---------------                -------------

     "Investment Deficit" is defined in Section 2.3(f).
      ------------------                -------------

     "Investment Request" means each request substantially in the form of
      ------------------
Exhibit D.
---------

     "Investor(s)" means any of the Conduit Investors and/or the Alternate
      ----------
Investors, as the context may require.



     "Investor Interest" means on any day, with respect to any Investor, the
      -----------------
beneficial interest of such Investor in the Affected Assets, which beneficial interest shall equal the product of (i) the Unpaid Balance of all Receivables and (ii) a fraction, the numerator of which is the aggregate portion of the Net Investment funded by such Investor and the denominator of which is the Net Investment.

     "Law" means any law (including common law), constitution, statute, treaty,
      ---
regulation, rule, ordinance, order, injunction, writ, decree, judgment or award of any Official Body.

     "Majority Investors" means, at any time, each of the Alternate Investors
      ------------------
which hold Commitments aggregating in excess of 50% of the Facility Limit as of such date (or, if the Commitments shall have been terminated, one or more Alternate Investors whose aggregate pro rata shares of the Net Investment exceed 50% of the aggregate share of the Net Investment held by all Alternate Investors).

     "Master Servicer" is defined in Section 7.1.
      ---------------                -----------

     "Master Servicer Default" is defined in Section 7.5.
      -----------------------                -----------

     "Master Servicer Report" means a report, in substantially the form
      ----------------------
attached hereto as Exhibit F or in such other form as is mutually agreed to
                   ---------
by the SPV, the Master Servicer and the Administrative Agent, furnished by the Master Servicer pursuant to Section 2.8.
                                   -----------

     "Match Funding Conduit Investor" means each Conduit Investor that is
      ------------------------------
identified on Schedule B as a Match Funding Conduit Investor, until such
              ----------
time as any such Match Funding Conduit Investor notifies the SPV and the Administrative Agent that such Conduit Investor desires to be treated as a Pooled Funding Conduit Investor for all purposes of this Agreement.

     "Material Adverse Effect" means any event or condition which would have a
      -----------------------
material adverse effect on (a) the collectibility of the Receivables, (b) the condition (financial or otherwise), businesses or properties of the SPV, (c) the ability of the SPV, the Master Servicer or any Originator to perform its respective obligations under the Transaction Documents to which it is a party, or (d) the interests of the Administrative Agent, Funding Agents or the Investors under the Transaction Documents, including the first priority perfected ownership or security interest in the Affected Assets in favor of the Administrative Agent on behalf of the Funding Agents for the benefit of the Investors.

     "Maximum Net Investment" means $750,000,000 in the event the Facility
      ----------------------
Limit is $765,000,000, and at any other time, the Facility Limit divided by 1.02, rounded down to the nearest $1,000.

     "Moody's" means Moody's Investors Service, Inc., or any successor that
      -------
is a nationally recognized statistical rating organization.

     "Multiemployer Plan" is defined in Section 4001(a)(3) of ERISA.
      ------------------

     "Multi-year Credit Agreement" means the $625,000,000 Amended and Restated
      ---------------------------
Three Year Credit Agreement, dated February 22, 2001, among Arrow, the Subsidiary Borrowers party thereto, the Several Banks party thereto, Bank of America, N.A., as Syndication Agent, Fleet National Bank, as Documentation Agent, and The Chase Manhattan Bank, as Administrative Agent.

     "Net Investment" means, at any time, the amount equal to (a) the sum of
      --------------
the cash amounts paid to the SPV in respect of Investments pursuant to Sections
                                                                       --------
2.2(a) and 2.3 together with the amount of any funding under a Program Support
-----      ---
Agreement allocated to the Interest Component at the time of such funding less
                                                                          ----
(b) the aggregate amount of Collections theretofore received and applied by the Administrative Agent to reduce such Net Investment pursuant to Section 2.12;
                                                               ------------
provided that the Net Investment shall be restored and reinstated in the amount
--------
of any Collections so received and applied if at any time the distribution of such Collections is rescinded or must otherwise be returned for any reason;
and provided further, that the Net Investment shall be increased by the amount
    -------- -------
described in Section 3.1(b) as described therein.
             -------------

     "Net Pool Balance" means, at any time, (a) the aggregate Unpaid Balances
      ----------------
of Eligible Receivables at such time, minus (b) the sum of (i) the aggregate
                                      -----
Unpaid Balances of such Eligible Receivables that have become Defaulted Receivables and (ii) the aggregate, for all Obligors, of the amount by which the Unpaid Balances of such Eligible Receivables (other than Defaulted Receivables) of each Obligor exceeds the product of (A) the Concentration Percentage for such Obligor, multiplied by (B) the Unpaid Balances of all
                             -------------
of the Eligible Receivables (other than Defaulted Receivables).

     "Non-Defaulting Alternate Investor" is defined in Section 2.3(f).
      ---------------------------------                -------------

     "Obligor" means, with respect to any Receivable, the Person obligated
      ------
to make payments in respect of such Receivable pursuant to a Contract.

     "Official Body" means any government or political subdivision or any
      -------------
agency, authority, bureau, central bank, commission, department or instrumentality of any such government or political subdivision, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

     "Offshore Rate" is defined in Section 2.4.
      -------------                -----------

     "Originator" means any of Arrow, Support Net, Inc., an Indiana
      ---------
corporation; SBM; Consan Incorporated, a Minnesota corporation; Gates/Arrow Distributing, Inc., a Delaware corporation; and Arrow Electronics Canada Ltd., a Canadian corporation, and such other originators as may be designated from time to time by the SPV with the consent of the Administrative Agent and each Investor.

     "Originator Sale Agreement" means any Originator Sale Agreement between an
      -------------------------
Originator (other than Arrow) and Arrow, dated as of the Closing Date, as the same may be amended, modified or supplemented with the consent of the Administrative Agent at the direction of the Majority Investors.

     "Other SPV" means any Person other than the SPV that has entered into a
      ---------
receivables purchase agreement, loan and security agreement, note purchase agreement, transfer and administration agreement or any other similar agreement with any Conduit Investor.

     "Pension Plan" means an employee pension benefit plan as defined in
      ------------
Section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a Multiemployer Plan) and to which the Originator, the SPV or an ERISA Affiliate of either may have any liability, including any liability by reason of having been a substantial employer within the meaning of Section 4063 of ERISA or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

     "Permitted Investment Date" means each Settlement Date or such other
      -------------------------
Business Day within five days of the delivery of a Master Servicer Report.

     "Person" means an individual, partnership, limited liability company,
      ------
corporation, joint stock company, trust (including a business trust), unincorporated association, joint venture, firm, enterprise, Official Body or any other entity.

     "Pooled Funding Conduit Investor" means each Conduit Investor that is
      ------------------------------
not a Match Funding Conduit Investor.

     "Portion of Investment" is defined in Section 2.4(a).
      ---------------------                -------------

     "Potential Termination Event" means an event which but for the lapse of
      ----------------------------
time or the giving of notice, or both, would constitute a Termination Event.

     "PPSA" means the Personal Property Security Act [Ontario].
      ----



     "Pro Rata Share" means, on any date of determination, (a) with respect
      --------------
to a Conduit Investor, the ratio (expressed as a percentage) of such Conduit Investor's Conduit Funding Limit to the Facility Limit at such time and (b) with respect to an Alternate Investor, the ratio (expressed as a percentage) of such Alternate Investor's Commitment to the Aggregate Commitment at such time.

     "Program Support Agreement" means any agreement entered into by any
      -------------------------
Program Support Provider providing for (i) cash collateral, (ii) the issuance of one or more letters of credit for the account of a Conduit Investor,
(iii) the issuance of one or more surety bonds for which such Conduit Investor is obligated to reimburse the applicable Program Support Provider for any drawings thereunder, (iv) the sale by such Conduit Investor to any Program Support Provider of the Asset Interest (or portions thereof or participations therein) and/or the making of loans and/or (v) other extensions of credit to such Conduit Investor in connection with such Conduit Investor's commercial paper program, together with any letter of credit, surety bond or other instrument issued thereunder.

     "Program Support Provider" means any Person now or hereafter extending
      ------------------------
credit or having a commitment to extend credit to or for the account of, or to make purchases from, a Conduit Investor or providing cash collateral or issuing a letter of credit, surety bond or other instrument to support any obligations arising under or in connection with such Conduit Investor's commercial paper program.

     "Purchase Termination Date" is defined in Section 7.1 of the First Tier
      -------------------------
Agreement.

     "Rate Period" is defined in Section 2.4.
      -----------

     "Rate Type" is defined in Section 2.4.
      ---------

     "Receivable" means any indebtedness and other obligations owed by any
     -----------
Obligor to HP, in the case of HP Purchased Receivables, or an Originator (without giving effect to any transfer under the First Tier Agreement or any Originator Sale Agreement or the HP Receivables Purchase Agreement) under a Contract or any right of the SPV to payment from or on behalf of an Obligor, whether constituting an account, chattel paper, instrument or general intangible, (i) arising in connection with the sale or lease of goods or the rendering of services in the ordinary course of business by such Originator or HP, and includes the obligation to pay any finance charges, fees and other charges with respect thereto, (ii) denominated in Dollars and payable only in the United States or Canada, and (iii) the Obligors of which are United States or Canadian residents and are not an Official Body.

     "Recipient" is defined in Section 2.10.
      ---------                ------------

     "Records" means all Contracts and other documents, purchase orders,
      -------
invoices, agreements, books, records and any other media, materials or devices for the storage of information (including tapes, disks, punch cards, computer programs and databases and related property) maintained by the SPV, the related Originator or the Master Servicer with respect to the Receivables, any other Affected Assets or the Obligors.

     "Reinvestment" is defined in Section 2.2(b).
      ------------

     "Reinvestment Period" means the period commencing on the Closing Date and
      -------------------
ending on the Termination Date.

     "Related Alternate Investor" means, with respect to any Conduit Investor,
      --------------------------
each Alternate Investor set forth opposite such Conduit Investor's name on Schedule A (and any transferee of any such Alternate Investor pursuant to
----------
Section 11.8).

     "Related Commercial Paper" means, at any time of determination, Commercial
      ------------------------
Paper the proceeds of which are then allocated by the Related Funding Agent as the source of funding the acquisition or maintenance of, the Asset Interest.

     "Related Funding Agent" means, with respect to any Conduit Investor, the
      ---------------------
Funding Agent set forth opposite such Conduit Investor's name on Schedule A.
                                                                 ----------

     "Related Security" means, with respect to any Receivable, all of the
      ----------------
Originator's (without giving effect to any transfer under the Originator Sale Agreement), Arrow's (without giving effect to any transfer under the First Tier Agreement) or the SPV's rights, title and interest in, to and under:

       (a) any goods (including returned or repossessed goods) and documentation or title evidencing the shipment or storage of any goods relating to any sale giving rise to such Receivable;

       (b) all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements and other filings signed by an Obligor relating thereto;

       (c) the Contract and all guarantees, indemnities, warranties, insurance (and proceeds and premium refunds thereof) or other agreements or arrangements of any kind from time to time supporting or securing payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise;

       (d) all Records related to such Receivable;

       (e) in the case of HP Receivables, the HP Receivables Purchase Agreement; and

       (f) all Collections on and other proceeds of any of the foregoing.

     "Remittance Date" means the 10th day of each month, or if such day is
      ---------------
not a Business Day, the next succeeding Business Day.

     "Reportable Event" means any event, transaction or circumstance which is
      ----------------
required to be reported with respect to any Pension Plan under Section 4043 of ERISA and the applicable regulations thereunder (other than an event for which the 30 day notice period is waived).

     "Reporting Date" is defined in Section 2.8.
      --------------                -----------

     "Required Downgrade Assignment Period" is defined in Section 3.2(a).
      ------------------------------------                -------------

     "Required Reserves" is defined in Schedule II.
      -----------------                -----------

     "Restricted Payments" is defined in Section 6.2(k).
      -------------------                -------------

     "SBM" means Scientific & Business Minicomputers, Inc., a Georgia
      ---
corporation.

     "Servicing Fee" means the fees payable by the SPV to the Master Servicer
      -------------
from Collections, in an amount equal to either (i) at any time when Arrow or any of its Affiliates, is the Master Servicer, the lesser of 110% of the expenses of Arrow or such Affiliate incurred or otherwise attributable to its services as Master Servicer during any period and 0.50% per annum on the
                                                        --- -----
daily average of the aggregate Unpaid Balances of the Receivables, or (ii) at any time when Arrow or any of its Affiliates is not the Master Servicer,
the amount determined upon the agreement of such Person and the Administrative Agent, payable in arrears on each Settlement Date from Collections pursuant to, provided that such amount shall not exceed 110% of the reasonable and appropriate out-of-pocket costs and expenses of such successor Master Servicer, and subject to the priority of payments set forth in Section 2.12. With
                                                     ------------
respect to any Portion of Investment, the Servicing Fee allocable thereto shall be equal to the Servicing Fee determined as set forth above, multiplied by a fraction, the numerator of which is the amount of
----------
such Portion of Investment and the denominator of which is the Net Investment.

     "Settlement Date" means (a) prior to the Termination Date, the 23rd day of
      ---------------
each calendar month (or if such day is not a Business Day, the next succeeding Business Day) or such other day as the SPV, the Administrative Agent and the Majority Investors may from time to time mutually agree, and (b) for any Portion of Investment on and after the Termination Date, each day selected from time to time by the Majority Investors (it being understood that the Majority Investors may select such Settlement Date to occur as frequently as daily) or, in the absence of any such selection, the date which would be the Settlement Date for such Portion of Investment pursuant to clause (a) of
                                                               ----------
this definition.


     "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-
      ---
Hill Companies, Inc., or any successor that is a nationally recognized statistical rating organization.

     "Significant Subsidiary" means any Subsidiary that, directly or
      ----------------------
indirectly, accounts for more than five percent (5%) of the assets of Arrow and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

     "Special Pro Rata Share" means, for an Alternate Investor, the Commitment
      ----------------------
of such Alternate Investor, divided by the sum of the Commitments of all Related Alternate Investors (or, if the Commitments shall have been terminated, the portion of the Net Investment funded by such Alternate Investor divided by the aggregate Net Investment funded by such Alternate Investor and its Related Alternate Investors).

     "Special Termination Date" means with respect (i) to an EFC Conduit
      ------------------------
Investor, a Conduit Investment Termination Date with respect to the EFC Conduit Investor (unless the EFC Conduit Investor's interest in the Net Investment and the Asset Interest has been assigned to the EFC Alternate Investors by close of business on the related Assignment Date) and (ii) with respect to any Conduit Investor and its Related Alternate Investors, five (5) Business Days prior to the Commitment Termination Date if such Conduit Investor or its Related Alternate Investors do not agree to extend the Commitment Termination Date.

     "SPV" means Arrow Electronics Funding Corporation, a Delaware corporation.
      ---

     "Sub-Servicer" is defined in Section 7.1(d).
      ------------                -------------

     "Subordinated Obligations" has the meaning assigned to it in Section
      ------------------------
1.1 of the First Tier Agreement.

     "Subsidiary" means, with respect to any Person, any corporation or other
      ----------
Person (a) of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by such Person or (b) that is directly or indirectly controlled by such Person within the meaning of control under Section 15 of the Securities Act of 1933.

     "Tangible Net Worth" means the total of all assets appearing on a balance
      ------------------
sheet prepared for the SPV in accordance with GAAP, after deducting therefrom (without duplication of deductions):

        (i) any write-up in the book carrying value of any asset resulting from a revaluation thereof subsequent to Closing Date;

       (ii) all reserves required by GAAP, including but not limited to reserves for liabilities, fixed or contingent, deferred income taxes, obsolescence, depletion, insurance, and inventory valuation, which are not deducted from assets;

      (iii) all Indebtedness of the SPV, including the Subordinated Obligations; and

       (iv) the book value of all assets which would be treated as intangibles under GAAP, including, without limitation, good will, trademarks, trade names, patents, copyrights and licenses.

     "Taxes" shall have the meaning specified in Section 9.3.
      -----                                      -----------

     "Termination Date" means the earliest of (a) the Business Day designated
      ----------------
by the SPV to the Administrative Agent and each Funding Agent as the Termination Date at any time following not less than thirty (30) days' written notice to the Administrative Agent and Funding Agents, (b) the day upon which the Termination Date is declared or automatically occurs pursuant to Section 8.2, (c) the day which is five (5) Business Days prior to the
   -----------
Commitment Termination Date and (d) the Purchase Termination Date.

     "Termination Event" is defined in Section 8.1.
      -----------------                -----------

     "Transaction Costs" is defined in Section 9.4(a).
      -----------------                -------------

     "Transaction Documents" means, collectively, this Agreement, the First
      ---------------------
Tier Agreement, the Originator Sale Agreements, the Fee Letter, the Blocked Account Agreements, and all of the other instruments, documents and other agreements executed and delivered by the Master Servicer, any Originator or the SPV in connection with any of the foregoing.

     "UCC" means the Uniform Commercial Code as in effect in the applicable
      ---
jurisdiction or jurisdictions.

     "Unpaid Balance" of any Receivable means at any time the unpaid principal
      --------------
amount thereof.

     "U.S." or "United States" means the United States of America.
      ---       -------------

     "Yield" is defined in Section 2.4.
      -----                -----------

     "Yield Payment Date" means (i) with respect to a Match Funding Conduit
      ------------------
Investor and its Related Alternate Investors, the last day of each Rate Period and (ii) with respect to a Pooled Funding Conduit Investor and its Related Alternate Investor, each Remittance Date, provided, however, that after the occurrence of a Termination Date, the Yield Payment Date with respect to a Pooled Funding Conduit Investor and its Related Alternate Investors shall be the last day of each Rate Period.

     SECTION 1.2.  Other Terms.  All terms defined directly or by incorporation
                   -----------
herein shall have the defined meanings when used in any certificate or other document delivered pursuant hereto unless otherwise defined therein. For purposes of this Agreement and all such certificates and other documents, unless the context otherwise requires: (a) accounting terms not otherwise defined herein, and accounting terms partly defined herein to the extent not defined, shall have the respective meanings given to them under, and shall be construed in accordance with, GAAP; (b) terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9; (c) references to any amount as on deposit or outstanding on any particular date means such amount at the close of business on such day; (d) the words "hereof," "herein" and "hereunder" and words of similar import refer to this Agreement (or the certificate or other document in which they are used) as a whole and not to any particular provision of this Agreement (or such certificate or document); (e) references to any Section, Schedule or Exhibit are references to Sections, Schedules and Exhibits in or to this Agreement (or the certificate or other document in which the reference is made) and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (f) the term "including" means "including without limitation"; (g) references to any Law refer to that Law as amended from time to time and include any successor Law; (h) references to any agreement refer to that agreement as from time to time amended or supplemented or as the terms of such agreement are waived or modified in accordance with its terms; (i) references to any Person include that Person's successors and permitted assigns; and (j) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

     SECTION 1.3.  Computation of Time Periods.   Unless otherwise stated in
                   ---------------------------
this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including", the words "to" and "until" each means "to but excluding", and the word "within" means "from and excluding a specified date and to and including a later specified date".


                                ARTICLE II

                         PURCHASES AND SETTLEMENTS

     SECTION 2.1.  Transfer of Affected Assets; Intended Characterization. Sale
                   ------------------------------------------------------  ----
of Asset Interest.  In consideration of the payment by the Administrative Agent
-----------------
(on behalf of the Funding Agents on behalf of the Conduit Investors and/or the Alternate Investors) of the amount of the initial Net Investment on the Closing Date and the Administrative Agent's agreement (on behalf of the Funding Agents on behalf of the Conduit Investors or the Alternate Investors) to make payments to the SPV from time to time in accordance with Section 2.2, effective upon the
                                                -----------
SPV's receipt of payment for such initial Net Investment on the Closing Date, the SPV hereby sells, conveys, transfers and assigns to the Administrative Agent, on behalf of the Funding Agents on behalf of the Conduit Investors or the Alternate Investors, as applicable, all of the SPV's right, title and interest in, to and under (i) all Receivables existing on the Closing Date or thereafter arising or acquired by the SPV from time to time prior to the Final Payout Date and (ii) all other Affected Assets, whether existing on the Closing Date or thereafter arising at any time. The Alternate Investors' several obligations to make purchases from the SPV hereunder shall terminate on the Termination Date.

          (b) Purchase of Asset Interest.  Subject to the terms and conditions
              --------------------------
hereof, the Administrative Agent on behalf of the Funding Agents (on behalf of their related Conduit Investors and/or the Related Alternate Investors as applicable) hereby purchases and accepts from the SPV an undivided percentage ownership interest in the Receivables and all other Affected Assets sold, assigned and transferred pursuant to subsection (a). The Funding Agents'
                                     -------------
right, title and interest in and to the Receivables and all other Affected Assets hereunder is herein called the "Asset Interest". The Funding Agents
                                       --------------
shall hold the Asset Interest on behalf of their Related Conduit Investor and Related Alternate Investors in accordance with the related Investor Interest, from time to time. To the extent a Funding Agent holds the Asset Interest on behalf of the Related Alternate Investors, such Funding Agent shall hold the Alternate Investor Percentage of the Asset Interest on behalf of such Alternate Investors pro rata in accordance with their respective
                            --- ----
outstanding portions of the Net Investment funded by them.

          (c) Obligations Not Assumed.  The foregoing sale, assignment and
              -----------------------
transfer does not constitute and is not intended to result in the creation, or an assumption by any Funding Agent, the Administrative Agent or any Investor, of any obligation of the SPV, any Originator, or any other Person under or in connection with the Receivables or any other Affected Asset, all of which shall remain the obligations and liabilities of the SPV and the applicable Originator.

          (d) Intended Characterization; Grant of Security Interest.
              -----------------------------------------------------

              (i) The SPV, each Funding Agent, the Administrative Agent and the Investors intend that the sale, assignment and transfer of the Affected Assets to the Funding Agent (on behalf of their related Conduit Investors and/or the Related Alternate Investors as applicable) hereunder shall be treated as a sale for all purposes, other than federal and state income tax purposes. If notwithstanding the intent of the parties, the sale, assignment and transfer of the Affected Assets to the Funding Agents is not treated as a sale for all purposes, other than federal and state income tax purposes (as to which the foregoing shall constitute indebtedness of the SPV secured by the Affected Assets), such sale, assignment and transfer of the Affected Assets shall be treated as the grant of, and the SPV hereby does grant, a security interest in the Affected Assets to secure the payment and performance of the SPV's obligations to the Administrative Agent, for the benefit of the Funding Agents (on behalf of the related Conduit Investor and/or the Related Alternate Investors as applicable) hereunder and under the other Transaction Documents or as may be determined in connection therewith by applicable Law.

         (ii) Each of the parties hereto further expressly acknowledges and agrees that the Commitments of the Alternate Investors hereunder, regardless of the intended true sale nature of the overall transaction, are financial accommodations (within the meaning of Section 365(c)(2) of the Bankruptcy Code) to or for the benefit of the SPV.

     SECTION 2.2.  Purchase Price.  Subject to the terms and conditions hereof,
                   --------------
including Article V, in consideration for the sale, assignment and transfer of
          ---------
the Affected Assets by the SPV to the Funding Agents (on behalf of their related Conduit Investors and/or the Related Alternate Investors as applicable) hereunder:

          (a) Investments.  On the Closing Date, and thereafter from time to
              -----------
time during the Reinvestment Period, on request of the SPV in accordance with
Section 2.3, each Funding Agent (on behalf of its related Conduit Investor or
-----------
the Related Alternate Investors as determined pursuant to Section 2.3) shall
                                                          -----------
deposit in the Funding Account for payment to the SPV from funds received from the related Investors pursuant to Section 2.3(d) an amount equal in each
                                       --------------
instance to the least of (i) its Pro Rata Share of the amount requested by the SPV under Section 2.3(a), (ii) its Pro Rata Share of the largest amount that
          -------------
will not cause (A) the Net Investment to exceed the Maximum Net Investment or
(B) the sum of the Net Investment and the Required Reserves to exceed the Net Pool Balance and (iii) the largest amount which will not cause such Investor to exceed its Conduit Funding Limit or Commitment, as applicable. Each such payment is herein called an "Investment".
                             ----------

          (b) Reinvestments.  On each Business Day during the Reinvestment
              -------------
Period, the Master Servicer, on behalf of the Administrative Agent (on behalf of the Funding Agents for the benefit of the Conduit Investor and/or the Alternate Investors as applicable), shall pay to the SPV, out of Collections of Receivables, the amount available for Reinvestment in accordance with
Section 2.12(a)(iii).  Each such payment is hereinafter called a
-------------------
"Reinvestment".  All Reinvestments with respect to the Conduit Investor
 ------------
Percentage and the Alternate
Investor Percentage of the Asset Interest shall be made ratably on behalf of the Conduit Investors and Alternate Investors, as applicable, pro rata
                                                                 --- ----
in accordance with their respective outstanding portions of the Alternate Investor Percentage and Conduit Investor Percentage, as applicable, of the Net Investment funded by them.

          (c) Deferred Purchase Price.  On each Business Day on and after the
              -----------------------
Final Payout Date, the Master Servicer, on behalf of the Administrative Agent on behalf of the Funding Agents for the benefit of the Investors, shall pay to the SPV an amount equal to the Collections of Receivables received by the SPV less the accrued and unpaid Servicing Fee (and the SPV (or the Master Servicer on its behalf) shall apply such Collections in the manner described in Section 2.14).
   ------------

          (d) SPV Payments Limited to Collections.  Notwithstanding any
              -----------------------------------
provision contained in this Agreement to the contrary, the Administrative Agent shall not, and shall not be obligated (whether on behalf of the Funding Agents for the benefits of the Conduit Investors or the Alternate Investors, as applicable), to pay any amount to the SPV as the purchase price of Receivables pursuant to subsections (b) and (c) above except to the extent
                        --------------       -
of Collections on Receivables available for distribution to the SPV in accordance with this Agreement. Any amount which the Administrative Agent (whether on behalf of the Funding Agents for the benefit of the Conduit Investors or the Alternate Investors, if applicable) does not pay pursuant to the preceding sentence shall not constitute a claim (as defined in
Section 101 of the Bankruptcy Code) against or corporate obligation of the Administrative Agent, any Funding Agent or any Investor for any such insufficiency unless and until such amount becomes available for distribution to the SPV under Section 2.12.
                              ------------

     SECTION 2.3.  Investment Procedures.
                   ---------------------

          (a) Notice.  The SPV shall request an Investment hereunder, by
              ------
request to the Administrative Agent given by facsimile in the form of an Investment Request at least three (3) Business Days prior to the proposed date of any Investment (including the initial Investment). Each such Investment Request shall specify (i) the desired amount of such Investment (which shall be at least $5,000,000 or an integral multiple of $1,000,000 in excess thereof or, to the extent that the then available unused portion of the Maximum Net Investment is less than such amount, such lesser amount equal to such available unused portion of the Maximum Net Investment), including the aggregate Pro Rata Shares per Funding Agent of such
Investment, (ii) the desired date of such Investment
(the "Investment Date") which shall be a Permitted Investment Date
      ---------------
and (iii) the desired Rate Period(s) and allocations of such Investment thereto as required by Section 2.4. The Administrative Agent will promptly notify the Funding Agent for each Conduit Investor and Alternate Investor, as applicable, of the Administrative Agent's receipt of an Investment Request to be made to such Person.

          (b) Conduit Investor Acceptance or Rejection; Investment Request
              ------------------------------------------------------------
Irrevocable.
-----------
              (i) Each Funding Agent will promptly notify the related Conduit Investor of each Funding Agent's receipt of any Investment Request. If the Investment Request is received prior to the related Conduit Investment Termination Date, the Conduit Investor shall instruct such Funding Agent to accept or reject (on such Conduit Investor's behalf) such Investment Request by notice given to the SPV, the Administrative Agent and such Funding Agent by telephone or facsimile by no later than 10:00 a.m. (New York City time) on the requested Investment Date. Failure by a Conduit Investor to timely deliver such notice shall be deemed to be an acceptance of such Investment Request.

             (ii) Each Investment Request shall be irrevocable and binding on the SPV, and the SPV shall indemnify each Investor against any loss or expense incurred by such Investor, either directly or indirectly (including, in the case of a Conduit Investor, through a Program Support Agreement) as a result of any failure by the SPV to complete such Investment, including any loss (including loss of profit) or expense incurred by a Funding Agent or any Investor, either directly or indirectly (including, in the case of a Conduit Investor, pursuant to a Program Support Agreement) by reason of the liquidation or reemployment of funds acquired by such Investor (or the applicable Program Support Provider(s)) (including funds obtained by issuing commercial paper or promissory notes or obtaining deposits or loans from third parties) in order to fund such Investment.

          (c) Alternate Investor's Commitment.  Subject to Section 2.2(b)
              -------------------------------              -------------
concerning Reinvestments, at no time will a Conduit Investor have any obligation to fund an Investment or Reinvestment. At all times on and after the Conduit Investment Termination Date, all Investments and Reinvestments shall be made by the EFC Funding Agent on behalf of the EFC Alternate Investors. At any time when a Conduit Investor has rejected a request for Investment or has failed to make an Investment in connection with an Investment Request it has accepted, the Related Funding Agent shall so notify the Related Alternate Investors and such Alternate Investors shall make such Investment, on a pro rata basis, in accordance with their
                           --- ----
respective Special Pro Rata Shares.  Notwithstanding anything contained in this Section 2.3(c) or elsewhere in this Agreement to the
        -------------
contrary, no Alternate Investor shall be obligated to provide any Funding Agent or the SPV with funds in connection with an Investment in an amount that would result in the portion of the Net Investment then funded by it exceeding its Commitment then in effect (minus the unrecovered principal amount of such
                               -----
Alternate Investor's investment in the Asset Interest pursuant to the Program Support Agreement to which it is a party). The obligation of each Alternate Investor to remit its Special Pro Rata Share of any such Investment shall be several from that of each other Alternate Investor, and the failure of any Alternate Investor to so make such amount available to the Related Funding Agent shall not relieve any other Alternate Investor of its obligation hereunder.

          (d) Payment of Investment.  On any Investment Date, each Conduit
              ---------------------
Investor and/or Alternate Investor, as the case may be, shall, not later than 1:00 p.m. (New York City time) on such date, remit its share of the aggregate amount of such Investment (determined pursuant to Section 2.2(a))
                                                            -------------
to the Funding Account specified from time to time by the Administrative
Agent to each Funding Agent by notice to such Persons by wire transfer of same day funds. Following the Administrative Agent's receipt of funds from the Investors as aforesaid, the Administrative Agent shall promptly remit such funds in the Funding Account in respect of each Investment to the SPV's account designated pursuant to Section 11.3, by wire transfer of same day funds.
                       ------------



          (e) Administrative Agent May Advance Funds.  Unless the
              --------------------------------------
Administrative Agent shall have received notice from a Funding Agent that any related Investor will not make its share of any Investment available on the applicable Investment Date therefor, the Administrative Agent may (but shall have no obligation to) make any such Investor's share of any such Investment available to the SPV in anticipation of the receipt by the Administrative
Agent of such amount from the applicable Investor. To the extent any such Investor or Funding Agent on behalf of such Investor fails to remit any such amount to the Administrative Agent after any such advance by the
Administrative Agent on such Investment Date, such Investor, on the one hand, and the SPV, on the other hand, shall be required to pay such amount to the Administrative Agent for its own account, together with interest thereon at a per annum rate equal to the Federal Funds Rate, in
                 --- -----
the case of such Investor, or the Base Rate, in the case of the SPV, to the Administrative Agent upon its demand therefor (provided that a Conduit Investor
                                               --------
shall have no obligation to pay such interest amounts except to the extent that it shall have sufficient funds to pay the face amount of its Commercial Paper in full). Until such amount shall be repaid, such amount shall be deemed to be Net Investment paid by the Administrative Agent and the Administrative Agent shall be deemed to be the owner of an interest in the Asset Interest hereunder to the extent of such Investment. Upon the payment of such amount to the Administrative Agent (i) by the SPV, the amount of the aggregate Net Investment shall be reduced by such amount or (ii) by such Investor, such payment shall constitute such Investor's payment of its share of the applicable Investment.

          (f) Defaulting EFC Alternate Investor.  If, by 2:00 p.m. (New York
              ---------------------------------
City time) on any Investment Date or Assignment Date, whether or not the Administrative Agent has advanced the amount of the applicable Investment, one or more EFC Alternate Investors (each, a "Defaulting Alternate Investor", and
                                          -----------------------------
each EFC Alternate Investor other than any Defaulting Alternate Investor being referred to as a "Non-Defaulting Alternate Investor") fails to make its Special
                  ---------------------------------
Pro Rata Share of any Investment available to the Funding Account pursuant to
Section 2.3(d) or any Assignment Amount payable by it pursuant to Section 3.1
-------------                                                     -----------
(the aggregate amount not so made available to such Funding Account being herein called in either case the "Investment Deficit"), then the EFC Funding
                                  ------------------
Agent shall, by no later than 2:30 p.m. (New York City time) on the applicable Investment Date or the applicable Assignment Date, as the case may be, instruct each Non-Defaulting Alternate Investor to pay, by no later than 3:00 p.m. (New York City time), in immediately available funds, to the account designated by the EFC Funding Agent, an amount equal to the lesser of (i) such Non-Defaulting Alternate Investor's proportionate share (based upon the relative Commitments of the Non-Defaulting Alternate Investors) of the Investment Deficit and (ii) its unused Commitment. A Defaulting Alternate Investor shall forthwith, upon demand, pay to such Funding Agent for the ratable benefit of the Non-Defaulting Alternate Investors all amounts paid by each Non-Defaulting Alternate Investor on behalf of such Defaulting Alternate Investor, together with interest thereon, for each day from the date a payment was made by a Non-Defaulting Alternate Investor until the date such Non-Defaulting Alternate Investor has been paid such amounts in full, at a rate per annum equal to the sum of the
                                          --- -----
Base Rate, plus 2.00% per annum.  In addition, if, after giving effect to
           ----       --- -----
the provisions of the immediately preceding sentence, any Investment
Deficit with respect to any Assignment Amount continues to exist, each such Defaulting Alternate Investor shall pay interest to the EFC Funding Agent, for the account of the Related Conduit Investor, on such Defaulting Alternate Investor's portion of such remaining Investment Deficit, at a rate per annum,
                                                                   --- -----
equal to the sum of the Base Rate, plus 2.00% per annum, for each day
                                   ----       --- -----
from the applicable Assignment Date until the date such Defaulting
Alternate Investor shall pay its portion of such remaining Investment
Deficit in full to such Conduit Investor.

     SECTION 2.4.  [IS RESERVED AND IS SPECIFIED IN SCHEDULE I.]
                                                    ----------

     SECTION 2.5.  Yield, Fees and Other Costs and Expenses.  Notwithstanding
                   ----------------------------------------
any limitation on recourse herein, the SPV shall pay, as and when due in accordance with this Agreement, all Fees, Yield, all amounts payable pursuant to Article IX, if any, and the Servicing Fees. On each Remittance Date, to the
   ----------
extent not paid pursuant to Section 2.12 for any reason, the SPV shall pay to
                            ------------
the Administrative Agent, for the benefit of the Funding Agents on behalf of the Conduit Investors or the Alternate Investors, as applicable, an amount equal to the accrued and unpaid Yield in respect of the prior calendar month together with, to the extent any portion of the Asset Interest is held on behalf of a Match Funding Conduit Investor, an amount equal to the interest or discount accrued on such Match Funding Conduit Investor's Commercial Paper to the extent such Commercial Paper was issued in order to fund such portion of the Asset Interest in an amount in excess of the amount of any Investment (which excess amount shall be commercially reasonable). Nothing in this Agreement shall limit in any way the obligations of the SPV to pay the amounts set forth in this Section 2.5.
                  -----------

     SECTION 2.6.  Deemed Collections.  (a) Dilutions.  If on any day the
                   ------------------       ---------
Unpaid Balance of a Receivable is reduced or such Receivable is canceled as a result of any Dilution, the SPV shall be deemed to have received on such day a Collection of such Receivable in the amount of the Unpaid Balance
(as determined immediately prior to such Dilution) of such Receivable
(if such Receivable is canceled) or, otherwise in the amount of such reduction, and the SPV shall pay to the Master Servicer an amount equal to such Deemed Collection and such amount shall be applied by the
Master Servicer as a Collection in accordance with Section 2.12.
                                                   ------------

          (b) Breach of Representation or Warranty.  If on any day any of the
              ------------------------------------
representations or warranties in Article IV was or becomes untrue with respect
                                 ----------
to a Receivable (whether on or after the date of transfer thereof to the Administrative Agent, for the benefit of the Funding Agents, on behalf of the Investors, as contemplated hereunder), the SPV shall be deemed to have received on such day a Collection of such Receivable in full and the SPV shall on such day pay to the Master Servicer an amount equal to the Unpaid Balance of such Receivable and such amount shall be allocated and applied by the Master Servicer as a Collection in accordance with Section 2.12. Notwithstanding
                                            ------------
the foregoing, any representation or warranty made with respect to a
Receivable in respect of the criteria set forth in clause (e), (h) or (m)
of the definition of "Eligible Receivable" in Section 1.1 shall be made
                                               -----------
with respect to such criteria solely as of the date such Receivable was purchased hereunder.

     SECTION 2.7.  Payments and Computations, Etc.  All amounts to be paid or
                   ------------------------------
deposited by the SPV or the Master Servicer hereunder shall be paid or deposited in accordance with the terms hereof no later than 11:00 a.m.
(New York City time) on the day when due in immediately available funds;
if such amounts are payable to the Administrative Agent (whether on behalf of any Funding Agent, any Investor or otherwise) they shall be paid or deposited in the account designated pursuant to Section 11.3, until
                                                ------------
otherwise notified by the Administrative Agent.  The SPV shall, to the extent permitted by Law, pay to the Administrative Agent, for the benefit of the Funding Agents, on behalf of the Investors, upon demand, interest on all amounts not paid or deposited
when due hereunder at a rate equal to 2.00% per annum, plus the Base Rate.
                                            --- -----
All computations of Yield and all per annum fees hereunder shall be made on
                                  --- -----
the basis of a year of 360 days for the actual number of days (including the first but excluding the last day(except in the case of a Rate Period applicable to a Pooled Funding Conduit Investor, which shall include the first and the last day)) elapsed. Any computations by the Administrative Agent of amounts payable by the SPV hereunder shall be binding upon the SPV absent manifest error. The determination of the CP Rate by each Funding Agent on behalf of its related Conduit Investor shall be conclusive and binding upon the SPV absent manifest error.

     SECTION 2.8.  Reports.  By no later than 4:00 p.m. (New York City time) on
                   -------
the 18th day of each calendar month or if such day is not a Business Day, the next succeeding Business Day (and, after (i) an Arrow Rating Event, on the third Business Day of each week, and (ii) the occurrence of a Termination Event, within two (2) Business Days after a request from the Administrative Agent) (each, a "Reporting Date"), the Master Servicer shall prepare and
                 --------------
forward to the Administrative Agent a Master Servicer Report, as at, and for the Calculation Period ending on, the immediately preceding Month End
Date, provided, however, that with respect to a Master Servicer Report delivered more frequently, the information shall be provided as of the Friday of the preceding week. The Master Servicer Report shall be certified by the SPV and the Master Servicer. The Administrative Agent shall promptly provide a copy of such Master Servicer Report to each Investor.

     SECTION 2.9.  Collection Account.  (a)  The Administrative Agent shall
                   ------------------
establish in its name on or before the day of the initial Investment hereunder and shall maintain a segregated account (the "Collection Account"), bearing a
                                              ------------------
designation clearly indicating that the funds deposited therein are held for the benefit of the Administrative Agent, for the benefit of the Funding Agents, on behalf of the Investors. The Administrative Agent shall have exclusive dominion and control over the Collection Account and all monies, instruments and other property from time to time in the Collection Account. On and after the occurrence of a Termination Event or a Potential Termination Event (which Potential Termination Event is not capable of being cured), the Master Servicer shall remit daily within one Business Day of receipt to the Collection Account all Collections received. Funds on deposit in the Collection Account (other than investment earnings) shall be invested by the Administrative Agent, in the name of the Administrative Agent for the benefit of the Funding Agents on behalf of the Investors, in Eligible Investments that will mature so that such funds will be available so as to permit amounts in the Collection Account to be paid and applied on the next Settlement Date and otherwise in accordance with the provisions of Section 2.12; provided that such funds shall not reduce
                       ------------  --------
the Net Investment or accrued Yield hereunder until so applied under
Section 2.12.  On each Remittance Date, all interest and earnings (net of
------------
losses and investment expenses) on funds on deposit in the Collection
Account shall be applied as Collections set aside for the Administrative
Agent in accordance with Section 2.12.  On the Final Payout Date, any
                         ------------
funds remaining on deposit in the Collection Account shall be paid to the
SPV for application as set forth in Section 2.14.
                                    ------------

          (b) The Administrative Agent shall establish in its name on or before the day of the initial Investment hereunder and shall maintain a segregated account (the "Funding Account") for the benefit of the Funding Agents, on
              ---------------
behalf of the Conduit Investors and the Alternate Investors, into which all payments received by the Administrative Agent from the Funding Agents and the Investors shall be deposited pursuant to Section 2.3(d).  The
                                             -------------
Administrative Agent shall have the sole right of withdrawal from the Funding Account.

     SECTION 2.10.  Sharing of Payments, Etc.  If any Investor (for purposes of
                    ------------------------
this Section 2.10 only, being a "Recipient") shall obtain any payment (whether
     ------------                ---------
voluntary, involuntary, through the exercise of any right of setoff, or otherwise) on account of the portion of the Asset Interest owned by it (other than pursuant to the Fee Letter, or Article IX and other than as a result of
                                    ----------
the differences in the timing of the applications of Collections pursuant to Section 2.12 and other than a result of the different methods for
   ------------
calculating Yield) in excess of its ratable share of payments on account of the Asset Interest obtained by the Investors entitled thereto, such Recipient shall forthwith purchase from the Investors entitled to a share of such amount participations in the portions of the Asset Interest owned by such Persons as shall be necessary to cause such Recipient to share the excess payment ratably with each such other Person entitled thereto;
provided, however, that if all or any portion of such
--------  -------
excess payment is thereafter recovered from such Recipient, such purchase from each such other Person shall be rescinded and each such other Person shall repay to the Recipient the purchase price paid by such Recipient for such participation to the extent of such recovery, together with an amount equal to such other Person's ratable share (according to the proportion of (a) the amount of such other Person's required payment to (b) the total amount so recovered from the Recipient) of any interest or other amount paid or payable by the Recipient in respect of the total amount so recovered.

     SECTION 2.11.  Right of Setoff.  Without in any way limiting the
                    ---------------
provisions of Section 2.10, the Administrative Agent, each Funding Agent
              ------------
and each Investor is hereby authorized (in addition to any other rights it may have) at any time after the occurrence of the Termination Date due to the occurrence of a Termination Event or during the continuance of a Potential Termination Event (which Potential Termination Event is not capable of being cured) to set-off, appropriate and apply (without presentment, demand, protest or other notice which are hereby expressly waived) any deposits and any other indebtedness held or owing by the Administrative Agent, such Funding Agent or such Investor to, or for the account of, the SPV against the amount of the Aggregate Unpaids owing by the SPV to such Person or to the Administrative Agent, or such Funding Agent on behalf of such Person (even if contingent or unmatured).


              [SECTIONS 2.12 THROUGH 2.15 ARE RESERVED AND SPECIFIED
               IN SCHEDULE III (SETTLEMENT PROCEDURES).]
                  ------------

     SECTION 2.16.  Special Termination Date with Respect to a Particular
                    -----------------------------------------------------
Conduit Investor.  Notwithstanding anything to the contrary contained in this
----------------
Agreement, if there shall occur a Special Termination Date with respect to a Conduit Investor or its Related Alternate Investors, then, from and after such Special Termination Date, (a) no further Investments or Reinvestments shall be made by such Conduit Investors or Related Alternate Investor, (b) the Administrative Agent shall distribute Collections to such Conduit Investor or Related Alternate Investor in accordance with the provisions of Sections 2.12 and 2.13 applicable to a Special Termination Date, (c) in all respects, the provisions of this Agreement with respect to a Termination Date shall be deemed to apply with respect to such Conduit Investor or Related Alternate Investor for which a Special Termination Date has occurred, other than as explicitly set forth herein, and (d) all provisions of this Agreement shall continue to apply to the other Conduit Investors and Related Alternate Investors.


                                 ARTICLE III

                   ADDITIONAL ALTERNATE INVESTOR PROVISIONS

     SECTION 3.1.  Assignment to Alternate Investors.
                   ---------------------------------

          (a) Assignment Amounts.  At any time on or prior to the Commitment
              ------------------
Termination Date, if (i) the EFC Funding Agent on behalf of the EFC Conduit Investor so elects, by written notice to the Administrative Agent, or (ii) the EFC Conduit Investor has delivered notice to the SPV and the Administrative Agent of the Conduit Investment Termination Date, then in each such case, the SPV hereby irrevocably requests and directs that the EFC Conduit Investor assign, and the EFC Conduit Investor does hereby assign effective on the Assignment Date referred to below all or such portions as may be elected by the EFC Conduit Investor of, its interest in the Net Investment and the Asset Interest at such time to the EFC Alternate Investors pursuant to this
Section 3.1 and the SPV hereby agrees to pay the amounts described in
-----------
Section 3.1(b); provided, however, that unless such
                         --------------
assignment is an assignment of all of the EFC Conduit Investor's interest in the Net Investment and the Asset Interest in whole on or after the
Conduit Investment Termination Date with respect to the EFC Conduit Investor, no such assignment shall take place pursuant to this Section 3.1 if a
                                                     -----------
Termination Event described in Section 8.1(g) shall then exist; and
                               -------------
provided, further, that no such assignment shall take place pursuant to this Section 3.1 at a time when an Event of Bankruptcy with respect to
     -----------
the EFC Conduit Investor exists.  No further documentation or action on the part of the EFC Conduit Investor or the SPV shall be required to exercise the rights set forth in the immediately preceding sentence, other than the giving of the notice by the EFC Funding Agent on behalf of the EFC Conduit Investor referred to in such sentence and the delivery by the EFC Funding Agent or the EFC Conduit Investor of a copy of such notice specified in clause (i) or (ii) in the preceding sentence to each Related Alternate Investor (the date of the receipt by the EFC Funding Agent of any such notice being the "Assignment Date").  Each EFC Alternate
                              --------------
Investor hereby agrees, unconditionally and irrevocably and under all circumstances, without setoff, counterclaim or defense of any kind, to pay the full amount of its Assignment Amount on such Assignment Date to the EFC Conduit Investor in immediately available funds to an account designated by the EFC Funding Agent. If by 2:00 P.M. (New York City
Time) on the Assignment Date, one or more EFC Alternate Investors (each, a "Defaulting Alternate Investor", and each EFC Alternate Investor other than any
 -----------------------------
Defaulting Alternate Investor being referred to as a "Non-Defaulting Alternate
                                                      ------------------------
Investor") fails to pay its Assignment Amount (the aggregate amount not so made
-------
available to the EFC Conduit Investor being herein called the "Assignment
                                                               ----------
Amount Deficit"), then the EFC Funding Agent shall, by no later than 2:30 P.M.
--------------
(New York City time) on the Assignment Date, instruct each Non-Defaulting Alternate Investor to pay, by no later than 3:00 P.M. (New York City time)
on the Assignment Date, in immediately available funds, to the account designated by the EFC Conduit Investor, an amount equal to the lesser of
(x) such Non-Defaulting Alternate Investor's proportionate share (based upon the relative Commitments of the Non-Defaulting Alternate Investors) of the Assignment Amount Deficit and (y) its unused Commitment. A Defaulting Alternate Investor shall forthwith, upon demand, pay to the EFC Funding Agent for the ratable benefit of the Non-Defaulting Alternate Investors all amounts paid by each Non-Defaulting Alternate Investor on behalf of such Defaulting Alternate Investor, together with interest thereon for each day from the date a payment was made by a Non-Defaulting Alternate Investor until the date of such Non-Defaulting Alternate Investor has been paid such amounts in full at a rate per annum equal to the Base Rate plus two percent (2%). In addition, if, after giving effect to the provisions of the immediately preceding sentence, any Assignment Amount Deficit continues to exist, each such Defaulting Alternate Investor shall pay interest to the EFC Funding Agent on such Defaulting Alternate Investor's portion of such remaining Assignment Amount Deficit, at a rate per annum equal to the rate determined in accordance with clause (i) of the definition of "Base Rate" plus two percent (2%), for each day from the Assignment Date until the date such Defaulting Alternate Investor shall pay its portion of such remaining Assignment Amount Deficit in full to the EFC Conduit Investor. Upon payment of its Assignment Amount, each EFC Alternate Investor shall acquire an interest in the Asset
Interest and the Net Investment equal to its pro rata share (based on the
                                             --- ----
outstanding portions of the Net Investment funded by it) of the Alternate Investor Percentage thereof. Upon any assignment in whole by the EFC Conduit Investor to the EFC Alternate Investors on or after the Conduit Investment Termination Date as contemplated hereunder, the EFC Conduit Investor shall cease to make any additional Investments or Reinvestments hereunder. At all times prior to the Conduit Investment Termination Date, nothing herein shall prevent the EFC Conduit Investor from making a subsequent Investment or Reinvestment hereunder, in its sole discretion, following any assignment pursuant to this Section 3.1 or from making more than one assignment pursuant to this Section 3.1.
        -----------

          (b) SPV's Obligation to Pay Certain Amounts; Additional Assignment
              --------------------------------------------------------------
Amount.  The SPV shall pay to the Administrative Agent, on behalf of a
------
Funding Agent, for the account of the Related Conduit Investor, in connection with any assignment by such Conduit Investor to the Related Alternate Investors pursuant to this Agreement, an aggregate amount equal to all Yield to accrue through the end of the current Rate
Period to the extent attributable to the portion of the Net
Investment so assigned to such Alternate Investors (which Yield shall be determined for such purpose using the CP Rate most recently determined by such Funding Agent) (as determined immediately prior to giving effect to such assignment), plus all other accrued Aggregate Unpaids (other than the Net
             ----
Investment and other than any Yield not described above) payable to such Conduit Investor in respect of such portion of the Net Investment so assigned. If the SPV fails to make payment of such amounts at or prior to the time of assignment by such Conduit Investor to the Related Alternate Investors, such amount shall be paid by the Alternate Investors (in accordance with their respective Special Pro Rata Shares) to such Conduit Investor as additional consideration for the interests assigned to the Alternate Investors and the amount of the "Net Investment" hereunder held by the Alternate Investors shall be increased by an amount equal to the additional amount so paid by the Alternate Investors.

          (c) [Reserved].
               --------

          (d) Payments to Funding Agent's Account.  After any assignment in
              -----------------------------------
whole by a Conduit Investor to the Related Alternate Investors pursuant to this Agreement at any time on or after the Conduit Investment Termination Date, all payments to be made hereunder by the SPV or the Master Servicer to such Conduit Investor shall be made to the Related Funding Agent's account as such account shall have been designated by such Funding Agent to the Administrative Agent, the SPV and the Master Servicer.

          (e) Recovery of Net Investment.  In the event that the aggregate of
              --------------------------
the Assignment Amounts paid by the Related Alternate Investors on any Assignment Date occurring on or after the Conduit Investment Termination Date with respect to any Conduit Investor is less than the Net Investment of such Conduit Investor on such Assignment Date (the "Assignment Amount Difference"), then to the extent Collections thereafter received by the Administrative
Agent hereunder in respect of the Net Investment exceed the sum of (i) the aggregate of the Assignment Amounts paid to such Conduit Investor and (ii) the Net Investment funded directly by such Related Alternate Investors, such excess shall be remitted by the Administrative Agent to such Conduit Investor (or to the Related Funding Agent on its behalf or for the Collateral Agent) for the account of such Conduit Investor until such Conduit Investor has received an amount equal to the Assignment Amount Difference.

     SECTION 3.2.  Downgrade of an EFC Alternate Investor.  Downgrades
                   --------------------------------------   ----------
Generally.  If at any time on or prior to the Commitment Termination Date, the
---------
short term debt rating of any EFC Alternate Investor shall be "A-2" or "P-2" from S&P or Moody's, respectively, with negative credit implications, such EFC Alternate Investor, upon request of the EFC Funding Agent, shall, within thirty
(30) days of such request, assign its rights and obligations hereunder to another financial institution (which institution's short term debt shall be rated at least "A-2" or "P-2" from S&P or Moody's, respectively, and which shall be so rated without negative credit implications and which is acceptable to the EFC Conduit Investor and the EFC Funding Agent). If the short term debt rating of an EFC Alternate Investor shall be "A-3" or "P-3", or lower, from
S&P or Moody's, respectively (or such rating shall have been withdrawn by
S&P or Moody's), such EFC Alternate Investor, upon request of the EFC Funding Agent, shall, within five (5) Business Days of such request, assign its rights and obligations hereunder to another financial institution (which institution's short term debt shall be rated at least "A-2" or "P-2", from
S&P or Moody's, respectively, and which shall be so rated without negative credit implications and which is acceptable to the EFC Conduit Investor and such EFC Funding Agent). In either such case, if any such EFC Alternate
Investor shall not have assigned its rights and obligations under this
Agreement within the applicable time period described above (in either such case, the "Required Downgrade Assignment Period"), the EFC
           ------------------------------------
Funding Agent on behalf of the EFC Conduit Investor shall have the right to require such EFC Alternate Investor to pay upon one (1) Business Day's notice at any time after the Required Downgrade Assignment Period (and each such EFC Alternate Investor hereby agrees in such event to pay within such time) to the EFC Funding Agent an amount equal to such EFC Alternate Investor's unused Commitment (a "Downgrade Draw") for deposit by the EFC Funding Agent into an
               --------------
account, in the name of the EFC Funding Agent (a "Downgrade Collateral
                                                  --------------------
Account"), which shall be in satisfaction of such EFC Alternate
------
Investor's obligations to
make Investments and to pay its Assignment Amount upon an assignment from the Conduit Investor in accordance with Section 3.1; provided,
                                             -----------  --------
however, that if, during the Required Downgrade Assignment Period,
-------
such EFC Alternate Investor
delivers (at such EFC Alternative Investor's own expense) a written notice to the EFC Funding Agent of its intent to deliver a direct pay irrevocable letter of credit pursuant to this proviso in lieu of the payment required to fund the Downgrade Draw, then such EFC Alternate
Investor will not be required to fund such Downgrade Draw.  If any EFC
Alternate Investor gives the EFC Funding Agent such notice, then such EFC Alternate Investor shall, within one (1) Business Day after the
Required Downgrade Assignment Period, deliver to the EFC Funding Agent a direct pay irrevocable letter of credit in favor of the EFC
Funding Agent in an amount equal to the unused portion of such EFC Alternate Investor's Commitment, which letter of credit shall be issued through a United States office of a bank or other financial institution (i) whose short-term debt ratings by S&P and Moody's are at least equal to the ratings assigned by such statistical rating organization to the Commercial Paper issued by the EFC Conduit Investor and (ii) that is acceptable to the EFC Conduit Investor and the EFC Funding Agent. Such letter of credit shall provide that the EFC Funding Agent may draw thereon for payment of any Investment or Assignment Amount payable by such EFC Alternate Investor which is not paid hereunder when required, shall expire no earlier than the Commitment Termination Date and shall otherwise be in form and substance acceptable to the EFC Funding Agent. The EFC Funding Agent shall draw upon such letter of credit for the benefit of the SPV for the payment of any Investment or Assignment Amount payable by such EFC
Alternate Investor which is not paid hereunder when required.

          (b) Application of Funds in Downgrade Collateral Account.  If any EFC
              ----------------------------------------------------
Alternate Investor shall be required pursuant to Section 3.2(a) to fund a
                                                 -------------
Downgrade Draw, then the EFC Funding Agent shall apply the monies in the Downgrade Collateral Account applicable to such EFC Alternate Investor's Special Pro Rata Share of Investments required to be made by the EFC Alternate Investors, to any Assignment Amount payable by such EFC Alternate Investor pursuant to Section 3.1 at the times, in the manner and subject to the
            -----------
conditions precedent set forth in this Agreement. The deposit of monies in such Downgrade Collateral Account by any EFC Alternate Investor shall not constitute an Investment or the payment of any Assignment Amount (and such
EFC Alternate Investor shall not be entitled to interest on such monies except as provided below in this Section 3.2(b), unless and until (and then
                                 -------------
only to the extent that) such monies are used to fund Investments or to pay any Assignment Amount pursuant to the first sentence of this Section 3.2(b). The amount on deposit in such Downgrade Collateral Account shall be invested by the EFC Funding Agent in Eligible Investments and such Eligible
Investments shall be selected by the EFC Funding Agent in its sole discretion. The EFC Funding Agent shall remit to such EFC Alternate Investor, on the last Business Day of each month, the income actually received thereon. Unless required to be released as provided below in this subsection, Collections received by the EFC Funding Agent in respect of such EFC Alternate Investor's portion of the Net Investment shall be deposited in the Downgrade Collateral Account for such EFC Alternate Investor. Amounts on deposit in such Downgrade Collateral Account shall be released to such EFC Alternate Investor (or the stated amount of the letter of credit delivered by such EFC Alternate Investor pursuant to subsection (a) above may be reduced)
                     -------------
within one Business Day after each Settlement Date following the Termination Date to the extent that, after giving effect to the distributions made and received by the Investors on such Settlement Date, the amount on deposit in such Downgrade Collateral Account would exceed such EFC Alternate Investor's Special Pro Rata Share (determined as of the day prior to the Termination Date) of the sum of all Portions of Investment then funded by the EFC Conduit Investor, plus the Interest Component. All amounts remaining in such Downgrade
          ----
Collateral Account shall be released to such EFC Alternate Investor no later than the Business Day immediately following the earliest of (i) the effective
                                                --------
date of any replacement of such EFC Alternate Investor or removal of such EFC Alternate Investor as a party to this Agreement, (ii) the date on which such EFC Alternate Investor shall furnish the EFC Funding Agent with confirmation that such EFC Alternate Investor shall have short-term debt ratings of at least "A-2" or "P-2" from S&P or Moody's, respectively, without negative credit implications, and (iii) the Commitment Termination Date
(or if earlier, the Commitment Termination Date in effect prior to any renewal pursuant to Section 3.3 to which such EFC Alternate Investor does not consent).
            -----------
Nothing in this Section 3.2 shall affect or diminish in any way any such
                ----------
downgraded EFC Alternate Investor's Commitment to the SPV or the EFC Conduit Investor or such downgraded EFC Alternate Investor's other obligations and liabilities hereunder and under the other Transaction Documents.

          (c) Program Support Agreement Downgrade.  Notwithstanding the other
              -----------------------------------
provisions of this Section 3.2, an EFC Alternate Investor shall not be required
                   -----------
to make a Downgrade Draw (or provide for the issuance of a letter of credit in lieu thereof) pursuant to Section 3.2(a) at a time when such EFC Alternate
                          -------------
Investor has a downgrade collateral account (or letter of credit in lieu thereof) established pursuant to a Program Support Agreement to which it is a party in an amount at least equal to its Commitment, and the Administrative Agent may apply monies in such downgrade collateral account in the manner described in Section 3.3(b) as if such downgrade collateral account were a
             -------------
Downgrade Collateral Account.

     SECTION 3.3  Non-Renewing Alternate Investors.  If at any time the SPV
                  --------------------------------
requests that the Alternate Investors renew their Commitments hereunder and some but less than all the Alternate Investors consent to such renewal within 30 days of the SPV's request, the SPV may arrange for an assignment to one or more financial institutions of all the rights and obligations hereunder of each such non-consenting Alternate Investor in accordance with Section 11.8,
                                                          ------------
provided that any such financial institution shall be acceptable to the Related Funding Agent in its sole and absolute discretion. Any such assignment shall become effective on the then-current Commitment Termination Date. Each Alternate Investor which does not so consent to any renewal shall cooperate fully with the SPV in effectuating the administrative details of any such assignment. If none or less than all the Commitments of the non-renewing Alternate Investors are so assigned as provided above and the related Conduit Investor Percentage equals 100%, then (i) the extended Commitment Termination Date shall be effective solely with respect to the renewing Alternate Investors, (ii) the Facility Limit shall automatically be reduced by an amount equal to the aggregate of the Commitments of all non-renewing Alternate Investors, (iii) the Conduit Funding Limit of the Related Conduit Investor shall automatically be reduced by an amount equal to the aggregate of the Commitments of all non-renewing Related Alternate Investors, and (iv) this Agreement and the Commitments of the renewing Alternative Investors shall remain in effect in accordance with their terms notwithstanding the expiration of the Commitments of such non-renewing Alternate Investors.


                               ARTICLE IV

                     REPRESENTATIONS AND WARRANTIES

     SECTION 4.1.  Representations and Warranties of the SPV and the Master
                   --------------------------------------------------------
Servicer.  Each of the SPV and the Master Servicer represents and warrants to
--------
each Funding Agent, the Administrative Agent and each Investor, as to itself, that, on the Closing Date and on each Investment Date and Reinvestment Date:

          (a) Corporate Existence and Power. It (i) is a corporation duly
              -----------------------------
organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, (ii) has all corporate power and all licenses, authorizations, consents and approvals of all Official Bodies required to carry on its business in each jurisdiction in which its business is now and proposed to be conducted (except where the failure to have any such licenses, authorizations, consents and approvals would not individually or in the aggregate have a Material Adverse Effect) and (iii) is duly qualified to do business and is in good standing in every other jurisdiction in which the nature of its business requires it to be so qualified, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

          (b) Corporate and Governmental Authorization; Contravention.  The
              -------------------------------------------------------
execution, delivery and performance by it of this Agreement and the other Transaction Documents to which it is a party are (i) within the its corporate powers, (ii) have been duly authorized by all necessary corporate and shareholder action, (iii) require no action by or in respect of, or filing with, any Official Body or official thereof (except as contemplated by Sections 5.1(f), 5.1(g) and 7.7, all of which have been (or as of the
--------------   -----      ---
 Closing Date will have been) duly made and in full force and effect),
(iv) do not contravene or constitute a default under (A) its articles of incorporation or by-laws, (B) any Law applicable to it, except to the extent (solely in the case of the Master Servicer) that the failure to comply therewith could not, in the aggregate, be expected to have a Material Adverse Effect or a material adverse effect on the condition (financial or otherwise), business or properties of Arrow and the other Originators, taken as a whole, (C) any contractual restriction binding on or affecting it or its property or (D) any order, writ, judgment, award, injunction, decree or other instrument binding on or affecting it or its property, or (v) result in the creation or imposition of any Adverse Claim upon or with respect to its property or the property of any of its Subsidiaries (except as contemplated hereby).



          (c) Binding Effect.  Each of this Agreement and the other Transaction
              --------------
Documents to which it is a party has been duly executed and delivered and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally and the application of general principles of equity (regardless of whether considered in a proceeding at law or in equity).

          (d) Perfection.  In the case of the SPV, it is the owner of all
              ----------
of the Receivables and other Affected Assets, free and clear of all Adverse Claims (other than any Adverse Claim arising hereunder), and upon the making of the initial Investment on the Closing Date and at all times thereafter until the Final Payout Date, all financing statements and other documents required to be recorded or filed in order to perfect and protect the first priority perfected ownership or security interest of the Administrative Agent for the benefit of each Funding Agent on behalf of the related Investors in the Asset Interest against all creditors of and purchasers from the SPV, Arrow and the other Originators will have been duly filed in each filing office necessary for such purpose and all filing fees and taxes, if any, payable in connection with such filings shall have been paid in full.

          (e) Accuracy of Information.  All information heretofore furnished by
              -----------------------
it (including the Master Servicer Reports and its financial statements) to any Investor, any Funding Agent or the Administrative Agent for purposes of or in connection with this Agreement or any transaction contemplated hereby was true, complete and accurate in every material respect, on the date such information is stated or certified, and no such item contains or contained any untrue statement of a material fact or omits or did omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which (and as of the date) they were made, not misleading.

          (f) Tax Status; GAAP Treatment.  It has (i) in the case of the SPV,
              --------------------------
timely filed all tax returns (federal, state and local) required to be filed and, in the case of the Master Servicer, filed all material tax returns (federal, state and local) required to be filed, (ii) paid or made adequate provision for the payment of all taxes, assessments and other governmental charges and, solely with respect to the Master Servicer, which, individually or in the aggregate, would not result in liability in excess of $5,000,000 and (iii) in the case of the SPV, accounted for the sale of the Asset Interest hereunder, in its books and financial statements as sales, consistent with GAAP.

          (g) Action, Suits.  It is not in violation of any order of Official
              -------------
Body or arbitrator which could not, in the aggregate, be expected to have a Material Adverse Effect or a material adverse effect on the condition (financial or otherwise), businesses or properties of Arrow and the other Originators, taken as a whole. Except as set forth in Schedule 4.1(g),
                                                       --------------
there are no actions, suits, litigation or proceedings pending, or to its knowledge, threatened, against or affecting it or any of its Subsidiaries or their respective properties, in or before any Official
Body or arbitrator which in each case with respect to the Master Servicer or any of its Subsidiaries (other than the SPV), if adversely determined could have a Material Adverse Effect or a material adverse effect on the condition (financial or otherwise), businesses or properties of Arrow and the other Originators, taken as a whole.

          (h) Use of Proceeds.  In the case of the SPV, no proceeds of any
              ---------------
Investment or Reinvestment will be used by it (i) to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, (ii) to acquire any equity security of a class which is registered pursuant to Section 12 of such act or (iii) for any other purpose that violates applicable Law, including Regulation U of the Federal Reserve Board.

          (i) Principal Place of Business; Chief Executive Office; Location
              -------------------------------------------------------------
of Records.  Its principal place of business, chief executive office and the
----------
offices where it keeps all its material Records, are located at the address(es) described on Schedule 4.1(i) or such other locations notified to the
             --------------
Administrative Agent in accordance with Section 7.7 in jurisdictions where all
                                        -----------
action required by Section 7.7 has been taken and completed.
                   -----------

          (j) Subsidiaries; Tradenames, Etc.  In the case of the SPV, as of the
              -----------------------------
Closing Date: (i) it has only the Subsidiaries and divisions listed on Schedule
                                                                       --------
4.1(j); and (ii) it has, within the last five (5) years, operated only under
------
the tradenames identified in Schedule 4.1(j), and, within the last five
                             --------------
(5) years, has not changed its name, the location of its chief executive office, merged with or into or consolidated with any other Person or been the subject of any proceeding under the Bankruptcy Code, except as disclosed in Schedule 4.1(j). Schedule 4.1(j) also lists the correct
             --------------    --------------
Federal Employer Identification Number of the SPV.

          (k) Good Title.  In the case of the SPV, upon each Investment and
              ----------
Reinvestment, the Administrative Agent for the benefit of each Funding Agent, on behalf of the related Investors shall acquire a valid and enforceable perfected first priority ownership interest or a first priority perfected security interest in each Receivable and all other Affected Assets that exist on the date of such Investment or Reinvestment, with respect thereto, free and clear of any Adverse Claim (other than that created by the Administrative Agent, any Funding Agent or any Investor).

          (l) Nature of Receivables.  Each Receivable (i) represented by it to
              ----------------------
be an Eligible Receivable in any Master Servicer Report or (ii) included in the calculation of the Net Pool Balance in fact satisfies at such time the definition of "Eligible Receivable" set forth herein and, in the case of clause (ii) above, is not a Receivable of the type described in clauses (b)(i) or (b)(ii) of the definition of "Net Pool Balance".
-------------      -----
It has no knowledge of any fact (including any defaults by the Obligor thereunder on any other Receivable) that would cause it or should have caused it to expect any payments on such Receivable not to be paid in full when due or that is reasonably likely to cause or result in any other Material Adverse Effect with respect to such Receivable.

          (m) Coverage Requirement;.  The sum of the Net Investment, plus the
              --------------------
Required Reserves does not exceed the Net Pool Balance.

          (n) Credit and Collection Policy.  Since January 31, 2001, there have
              ----------------------------
been no material changes in the Credit and Collection Policy other than in accordance with this Agreement. Since such date, no material adverse change has occurred in the overall rate of collection of the Receivables other than as disclosed in writing to the Administrative Agent and each Funding Agent. It has at all times materially complied with the Credit and Collection Policy with regard to each Receivable.

          (o) Material Adverse Effect.  Since December 31, 1999, there has been
              -----------------------
no Material Adverse Effect.

          (p) No Termination Event.  In the case of the SPV, no event has
              --------------------
occurred and is continuing and no condition exists, or would result from any Investment or Reinvestment or from the application of the proceeds therefrom, which constitutes or may be reasonable be expected to constitute a Termination Event or a Potential Termination Event. In the case of the Master Servicer, no Master Servicer Default has occurred and is continuing to exist.

          (q) Not an Investment Company or Holding Company.  It is not, and is
              -------------------------------------------
not controlled by, an "investment company" within the meaning of the Investment Company Act of 1940, or is exempt from all provisions of such act. It is not a "holding company," or a subsidiary or affiliate of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935.

          (r) ERISA.  No steps have been taken by any Person to terminate any
              -----
Pension Plan the assets of which will not be sufficient to satisfy all of its benefit liabilities (as determined under Title IV of ERISA) on the date of such termination. Neither Arrow, the SPV nor any ERISA Affiliates of either such Person has incurred any withdrawal liability (which has not been satisfied) under Title IV of ERISA with respect to any Multiemployer Plan. No contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a lien under Section 302(f) of ERISA, and each Pension Plan has been administered in all material respects in compliance with its terms and applicable provisions of ERISA and the Code.


          (s) Blocked Accounts.  The names and addresses of all the Blocked
              ----------------
Account Banks, together with the account numbers of the Blocked Accounts at such Blocked Account Banks, are specified in Schedule 4.1(s) (or at
                                                --------------
such other Blocked Account Banks and/or with such other Blocked Accounts as have been notified to the Administrative Agent and for which Blocked Account Agreements have been executed in accordance with
Section 7.3 and delivered to the Master Servicer).  All Blocked Accounts
-----------
are subject to Blocked Account Agreements. All Obligors have been instructed to make payment to a Blocked Account and only Collections are deposited into the Blocked Accounts, except for other amounts (i) that are withdrawn from such Blocked Accounts within one (1) Business
Day of receipt thereof or (ii) that are deposited in respect of HP Receivables which are not HP Purchased Receivables.

          (t) Bulk Sales.  In the case of the SPV, no transaction contemplated
              ----------
hereby or by the First Tier Agreement requires compliance with any bulk sales act or similar law.

          (u) Transfers Under First Tier Agreement.  In the case of the SPV,
              ------------------------------------
each Receivable has been purchased by it from Arrow pursuant to, and in accordance with, the terms of the First Tier Agreement. In the case of Arrow, each Receivable has either been originated by Arrow or purchased by Arrow from an Originator pursuant to, and in accordance with, the terms of the applicable Originator Sale Agreement.

          (v) Preference; Voidability.  In the case of the SPV, it shall have
              -----------------------
given reasonably equivalent value to Arrow in consideration for the transfer to it of the Affected Assets from Arrow, and each such transfer shall not have been made for or on account of an antecedent debt owed by Arrow to it and no such transfer is or may be voidable under any section of the Bankruptcy Code.

          (w) Nonconsolidation.  The SPV is operated in such a manner that the
              ----------------
separate corporate existence of the SPV, on the one hand, and each Originator or any Affiliate thereof, on the other, would not be disregarded in the event of the bankruptcy or insolvency of any Originator or any Affiliate thereof and, without limiting the generality of the foregoing:

              (i) the SPV is a limited purpose corporation whose activities are restricted in its certificate of incorporation to activities related to purchasing or otherwise acquiring receivables (including the Receivables) and related assets and rights and conducting any related or incidental business or activities it deems necessary or appropriate to carry out its primary purpose, including entering into agreements like the Transaction Documents;

             (ii) the SPV has not engaged, and does not presently engage, in any activity other than those activities expressly permitted hereunder and under the other Transaction Documents, nor has the SPV entered into any agreement other than this Agreement, the other Transaction Documents to which it is a party, and with the prior written consent of the Investors, each Funding Agent and the Administrative Agent, any other agreement necessary to carry out more effectively the provisions and purposes hereof or thereof;

            (iii) (A) the SPV maintains its own deposit account or accounts, separate from those of any of its Affiliates, with commercial banking institutions, (B) the funds of the SPV are not and have not been diverted to any other Person or for other than the corporate use of the SPV and (C) except as may be expressly permitted by this Agreement, the funds of the SPV are not and have not been commingled with those of any of its Affiliates;

             (iv) to the extent that the SPV contracts or does business with vendors or service providers where the goods and services provided are partially for the benefit of any other Person, the costs incurred in so doing are fairly allocated to or among the SPV and such entities for whose benefit the goods and services are provided, and each of the SPV and each such entity bears its fair share of such costs; and all material transactions between the SPV and any of its Affiliates shall be only on an arm's-length basis;

              (v) the SPV maintains stationery through which all business correspondence and communication are conducted, in each case separate from those of each Originator and its respective Affiliates;

             (vi) the SPV conducts its affairs strictly in accordance with its certificate of incorporation and observes all necessary, appropriate and customary corporate formalities, including (A) holding all regular and special stockholders' and directors' meetings appropriate to authorize all corporate action (which, in the case of regular stockholders' and directors' meetings, are held at least annually), (B) keeping separate and accurate minutes of such meetings, (C) passing all resolutions or consents necessary to authorize actions taken or to be taken, and (D) maintaining accurate and separate books, records and accounts, including intercompany transaction accounts;

            (vii) all decisions with respect to its business and daily operations are independently made by the SPV (although the officer making any particular decision may also be an employee, officer or director of an Affiliate of the SPV) and are not dictated by any Affiliate of the SPV (it being understood that the Master Servicer, which is an Affiliate of the SPV, will undertake and perform all of the operations, functions and obligations of it set forth herein and it may appoint Sub-Servicers, which may be Affiliates of the SPV, to perform certain of such operations, functions and obligations);

           (viii) the SPV acts solely in its own corporate name and through its own authorized officers and agents, and no Affiliate of the SPV shall be appointed to act as its agent, except as expressly contemplated by this Agreement;

             (ix) no Affiliate of the SPV advances funds to the SPV, other than as is otherwise provided herein or in the other Transaction Documents, and no Affiliate of the SPV otherwise supplies funds to, or guaranties debts of, the SPV; provided, however, that an Affiliate of the SPV may provide
                  --------  -------
     funds to the SPV in connection with the capitalization of the SPV;

              (x) other than organizational expenses and as expressly provided in the Transaction Documents, the SPV pays all expenses, indebtedness and other obligations incurred by it;

             (xi) the SPV does not guarantee, and is not otherwise liable, with respect to any obligation of any of its Affiliates;

            (xii) any financial reports required of the SPV comply with generally accepted accounting principles and are issued separately from, but may be consolidated with, any reports prepared for any of its Affiliates;

           (xiii) at all times the SPV is adequately capitalized to engage in the transactions contemplated in its certificate of incorporation;

            (xiv) the financial statements and books and records of the SPV and Arrow reflect the separate corporate existence of the SPV;

             (xv) the SPV does not act as agent for any Originator or any Affiliate thereof, but instead presents itself to the public as a corporation separate from each such member and independently engaged in the business of purchasing and financing Receivables;

            (xvi) the SPV maintains a three-person board of directors, including at least one independent director, who has never been, and shall at no time be a stockholder, director, officer, employee or associate, or any relative of the foregoing, of any Originator or any Affiliate thereof (other than the SPV and any other bankruptcy-remote special purpose entity formed for the sole purpose of securitizing, or facilitating the securitization of, financial assets of any Originator or any Affiliate thereof), all as provided in its certificate or articles of incorporation, and is otherwise reasonably acceptable to the Investors, the Funding Agents and the Administrative Agent; and

           (xvii) the bylaws or the certificate or articles of incorporation of the SPV require the affirmative vote of the independent director before a voluntary petition under Section 301 of the Bankruptcy Code may be filed by the SPV, and the SPV to maintain correct and complete books and records of account and minutes of the meetings and other proceedings of its stockholders and board of directors.

          (x) Dilution.  In the case of the Master Servicer, upon the issuance
              --------
     of a Credit Memo relating to a specific Receivable, the amount of such Credit Memo is applied against such Receivable, and the Unpaid Balance of such Receivable is aged in accordance with the original invoice date of such Receivable.

          (y) Representations and Warranties in other Related Documents.  In the
              ---------------------------------------------------------
     case of the SPV, each of the representations and warranties made by it contained in the Transaction Documents (other than this Agreement) was true, complete and correct in all respects and it hereby makes, as of the date that such representation or warranty was made or deemed made, each such representation and warranty to, and for the benefit of, each Funding Agent, the Administrative Agent and the Investors as if the same were set forth in full herein.

          (z) No Master Servicer Default.  In the case of the Master Servicer,
              --------------------------
     no event has occurred and is continuing and no condition exists, or would result from a purchase in respect of any Investment or Reinvestment or from the application of the proceeds therefrom, which constitutes or may reasonably be expected to constitute a Master Servicer Default.

          SECTION 4.2.  Additional Representations and Warranties of the Master
                        -------------------------------------------------------
Servicer.  The Master Servicer represents and warrants on the Closing Date and
--------
on each Investment Date and Reinvestment Date to each Funding Agent, to the Administrative Agent and the Investors, which representation and warranty shall survive the execution and delivery of this Agreement, that each of the representations and warranties of the Master Servicer (whether made by the Master Servicer in its capacity as an Originator or as the Master Servicer) contained in any Transaction Document (other than this Agreement) was true, complete and correct as of the date made or deemed made and, if made by the Master Servicer in its capacity as an Originator, applies with equal force to the Master Servicer in its capacity as Master Servicer, and the Master Servicer hereby so makes each such representation and warranty to, and for the benefit of, each Funding Agent, the Administrative Agent and the Investors as if the same were set forth in full herein.

                                  ARTICLE V

                             CONDITIONS PRECEDENT

     SECTION 5.1.  Conditions Precedent to Closing.  The occurrence of the
                   -------------------------------
Closing Date and the effectiveness of the Commitments hereunder shall be subject to the conditions precedent that (i) the SPV or Arrow shall have paid in full (A) all amounts required to be paid by either of them on or prior to the Closing Date pursuant to the Fee Letter or otherwise hereunder and (B) the fees and expenses described in clause (i) of Section 9.4(a)
                                            ---------     -------------
and invoiced prior to the Closing Date, and (ii) the Administrative Agent shall have received, sufficient original (unless otherwise indicated) copies for itself and each of the Investors and the Administrative Agent's counsel, of each of the following documents, each in form and substance satisfactory to the Administrative Agent and each Funding Agent.

          (a) A duly executed counterpart of this Agreement, the First Tier Agreement, the Fee Letter and each of the other Transaction Documents executed by the Originators, the SPV and the Master Servicer, as applicable.

          (b) A certificate, substantially in the form of Exhibit G, of the
                                                          ---------
secretary or assistant secretary of the SPV, certifying and (in the case of clauses (i) through (iii) below) attaching as exhibits thereto, among other
----------          -----
things:

             (i) the articles of incorporation, charter or other organizing document (including a limited liability company agreement, if applicable) of the SPV (certified by the Secretary of State or other similar official of the SPV's jurisdiction of incorporation or organization, as applicable, as of a recent date);

            (ii) the by-laws of the SPV;


           (iii) resolutions of the board of directors or other governing body of the of the SPV authorizing the execution, delivery and performance by the SPV of this Agreement, the First Tier Agreement and the other Transaction Documents to be delivered by the SPV hereunder or thereunder and all other documents evidencing necessary corporate action (including shareholder consents) and government approvals, if any; and

            (iv) the incumbency, authority and signature of each officer of the SPV executing the Transaction Documents or any certificates or other documents delivered hereunder or thereunder on behalf of the SPV.

          (c) A certificate, substantially in the form of Exhibit H of the
                                                          ---------
secretary or assistant secretary of each Originator and the Master Servicer certifying and (in the case of clauses (i) through (iii) below) attaching
                               ----------           ---
as exhibits thereto, among other things:

              (i) the articles of incorporation, charter or other organizing document (including a limited liability company agreement, if applicable) of such Originator or Master Servicer (certified by the Secretary of State or other similar official of its jurisdiction of incorporation or organization, as applicable, as of a recent date);

             (ii) the by-laws of such Originator or the Master Servicer;

            (iii) resolutions of the board of directors or other governing body of such Originator or the Master Servicer authorizing the execution, delivery and performance by it of this Agreement, the First Tier Agreement and the other Transaction Documents to be delivered by it hereunder or thereunder and all other documents evidencing necessary corporate action (including shareholder consents) and government approvals, if any; and

             (iv) the incumbency, authority and signature of each officer of such Originator or the Master Servicer executing the Transaction Documents or any certificates or other documents delivered hereunder or thereunder on its behalf.

          (d) A good standing certificate for the SPV issued by the Secretary of State or a similar official of the SPV's jurisdiction of incorporation or organization, as applicable, and certificates of qualification as a foreign corporation issued by the Secretaries of State or other similar officials of each jurisdiction where such qualification is material to the transactions contemplated by this Agreement and the other Transaction Documents, in each case, dated as of a recent date.

          (e) A good standing certificate for each Originator and the Master Servicer issued by the Secretary of State or a similar official of its jurisdiction of incorporation or organization, as applicable, and certificates of qualification as a foreign corporation issued by the Secretaries of State or other similar officials of each jurisdiction where such qualification is material to the transactions contemplated by this Agreement and the other Transaction Documents, in each case, dated as of a recent date.

          (f) Acknowledgment copies of proper financing statements
(Form UCC-1), filed on or before the initial Investment Date naming the SPV, as debtor, in favor of the Administrative Agent, as secured party, for the benefit of the Investors or other similar instruments or documents as may be necessary or in the reasonable opinion of the Administrative Agent desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the Administrative Agent's ownership or security interest in all Receivables and the other Affected Assets.

          (g) Acknowledgment copies of proper financing statements (Form UCC-1), filed on or before the initial Investment Date naming Arrow, as debtor, in favor of the SPV, as secured party and Administrative Agent for the benefit of the Investors, assignee or other similar instruments or documents as may be necessary or in the reasonable opinion of the Administrative Agent desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the Administrative Agent's ownership or security interest in all Receivables and the other Affected Assets.

          (h) Acknowledgment copies of proper financing statements (Form UCC-1 or Form PPSA 1[c] [Ontario]) or certified statements (Form RG), as applicable, filed on or before the initial Investment Date naming the applicable Originator, as the debtor, in favor of Arrow, as secured party, and the Administrative Agent, for the benefit of the Investors, as assignee, or other similar instruments or documents as may be necessary or in the reasonable opinion of the Administrative Agent desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the SPV's ownership interest in all Receivables and the other Affected Assets.

          (i) Copies of proper financing statements (Form UCC-3), if any, filed on or before the initial Investment Date necessary to terminate all security interests and other rights of any Person in Receivables or the other Affected Assets previously granted by SPV.

          (j) Copies of proper financing statements (Form UCC-3 or Form PPSA 2[c]) or certified statements (Form RG), as applicable, or appropriate acknowledgments, waivers or consents, if any, filed or obtained on or before the initial Investment Date necessary to terminate all security interests and other rights of any Person in Receivables or the other Affected Assets previously granted by any Originator.

          (k) Certified copies of requests for information or copies (Form UCC-11, PPSA Registration System Inquiry Response Certificate or Certified Statement) (or a similar search report certified by parties acceptable to the Administrative Agent) dated a date reasonably near the date of the initial Investment listing all effective financing statements which name the SPV or an Originator (under their respective present names and any previous names) as debtor and which are filed in jurisdictions in which the filings were made pursuant to clauses (f) or
                                                         ----------
(g) above and such other jurisdictions where the Administrative Agent
 -
may reasonably request together with copies of such financing statements (none of which shall cover any Receivables, other Affected Assets or Contracts), and similar search reports with respect to federal tax liens and liens of the Pension Benefit Guaranty Corporation in such jurisdictions, showing no such liens on any of the Receivables, other Affected Assets or Contracts.

          (l) Executed copies of the Blocked Account Agreements relating to each of the Blocked Accounts.

          (m) A favorable opinion of Milbank, Tweed, Hadley & McCloy LLP,
(i) special counsel to the SPV, the Master Servicer and the Originators, substantially in the form set forth in Exhibit I-2, including the time
                                       -----------
period over which UCC financing statements filed in all appropriate jurisdictions remain effective and as to such other matters as any Funding Agent may reasonably request, (ii) a favorable opinion of Davies, Ward, Phillips & Vineberg LLP, special counsel to the SPV, the Master Servicer and the Originator, substantially in the form set forth in Exhibit I-3, and (iii) a favorable opinion of Robert E. Klatell, counsel to the SPV, the Master Servicer and certain Originators substantially in the form set forth in Exhibit I-1.

          (n) A favorable opinion of Milbank, Tweed, Hadley & McCloy LLP, special counsel to the SPV, the Master Servicer and the Originators, covering certain bankruptcy and insolvency matters in form and substance satisfactory to the Administrative Agent, Administrative Agent's counsel and each Funding Agent.

          (o) A listing in form reasonably acceptable to the Administrative Agent setting forth all Receivables and the Unpaid
Balances thereon as of March 2, 2001 and such other information as the Administrative Agent may reasonably request.

          (p) Satisfactory results of a review and audit by the Administrative Agent and each Investor (including discussions with the Originators' independent accountants) of the Originators' collection, operating and reporting systems, Credit and Collection Policy, historical receivables data and accounts, including satisfactory results of a review of the Originators' operating location(s) and satisfactory review and approval of the Eligible Receivables in existence on the date of the initial purchase under the First Tier Agreement and a written outside audit report of a nationally-recognized accounting firm as to such matters.

          (q) A Master Servicer Report as of March 2, 2001 showing the calculation of the Net Investment and Required Reserves after giving effect to the initial Investment.

          (r) Evidence of the appointment of Arrow as agent for process as required by Section 11.4(c).

          (s) Evidence that each of the Collection Account and the Funding Account required to be established hereunder has been established.

          (t) To the extent required by each Conduit Investor's commercial paper program documents, a letter from the applicable rating agencies confirming that such Conduit Investor's participation in the transaction contemplated by this Agreement will not result in the withdrawal or downgrading of the rating of such Conduit Investor's commercial paper.

          (u) Such other approvals, documents, instruments, certificates and opinions as the Administrative Agent, any Funding Agent or any Investor, may reasonably request.

     SECTION 5.2.  Conditions Precedent to All Investments and
                   -------------------------------------------
Reinvestments.  Each Investment and Reinvestment hereunder (including
-------------
the initial Investment) shall be subject to the conditions precedent that (i) the Closing Date shall have occurred, (ii) the Administrative Agent shall have received such approvals, documents, instruments, certificates and opinions as the Administrative Agent may reasonably request, and (iii) on the date of such Investment or Reinvestment the following statements shall be true (and the SPV by accepting the amount of such Investment or Reinvestment shall be deemed to have certified that):

          (a) The representations and warranties contained in Sections 4.1 and
                                                              ------------
4.2 are true, complete and correct on and as of such day as though made on and
---
as of such day and shall be deemed to have been made on such day,

          (b) In the case of a Reinvestment, the amount of the Reinvestment will not exceed the amount available therefor under Section 2.12, and in the case of
                                               ------------
an Investment, the amount of such Investment will not exceed the amount available therefor under Section 2.2 and after giving effect thereto, the
                         -----------
sum of the Net Investment and Required Reserves will not exceed the Net
Pool Balance,

          (c) In the case of an Investment, the Administrative Agent shall have received an Investment Request, appropriately completed, within the time period required by Section 2.3,
            -----------

          (d) In the case of an Investment, the Administrative Agent shall have received a Master Servicer Report dated no more than five (5) days prior to the proposed Investment Date and the information set forth therein shall be true, complete and correct.

          (e) No Termination Event or Potential Termination Event has occurred and is continuing.

                                  ARTICLE VI

                                  COVENANTS

          SECTION 6.1.  Affirmative Covenants of the SPV and Master Servicer.
                        ----------------------------------------------------
At all times from the date hereof to the Final Payout Date, unless the Majority Investors shall otherwise consent in writing:

               (a) Reporting Requirements.  The SPV shall maintain, for itself
                   ----------------------
and each of its Subsidiaries, a system of accounting established and administered in accordance with GAAP, and furnish to the Administrative Agent who shall in turn promptly forward each of the reports outlined below to each of the Investors:

                   (i) Annual Reporting.  Within one hundred twenty (120) days
                       ----------------
     after the close of the SPV's and Arrow's fiscal years, (A) financial statements, audited by a nationally-recognized accounting firm in accordance with GAAP on a consolidated basis for Arrow and its consolidated Subsidiaries, in each case, including balance sheets as of the end of such period, related statements of operations, shareholder's equity and cash flows, accompanied by an unqualified audit report certified by independent certified public accountants (without a "going concern" or like qualification or exception and without any qualifications or exception as to the scope of the audit), acceptable to the Administrative Agent, prepared in accordance with GAAP, and (B) unaudited financial statements of the SPV, to include balance sheets as of the end of such period and the related statements of operations, prepared in accordance with GAAP and certified by an officer of the SPV, provided that in lieu of furnishing
                                         --------
     such financial statements of Arrow and its consolidated Subsidiaries, it may furnish to the Administrative Agent Arrow's Form 10-K filed with the Securities and Exchange Commission.

                  (ii) Quarterly Reporting.  Within sixty (60) days after the
                       -------------------
     close of the first three quarterly periods of each of the SPV's and Arrow's fiscal years, for (A) Arrow and its consolidated Subsidiaries, consolidated unaudited balance sheets as at the close of each such period and consolidated related statements of operations, shareholder's equity and cash flows for the period from the beginning of such fiscal year to the end of such quarter, all certified by its chief financial officer, and (B) unaudited financial statements of the
     SPV, to include balance sheets as of the end of such period and the related statements of operations, prepared in accordance with GAAP and certified by an officer of the SPV, provided that in lieu of
                                         --------
     furnishing such unaudited consolidated balance sheet of Arrow and its consolidated Subsidiaries, it may furnish to the Administrative Agent Arrow's Form 10-Q filed with the Securities and Exchange Commission.

                 (iii) Compliance Certificate.  Together with the financial
                       ----------------------
     statements required hereunder, a compliance certificate signed by the SPV's or Arrow's, as applicable, chief financial officer stating that (A) the attached financial statements have been prepared in accordance with GAAP and accurately reflect the financial condition of the SPV or Arrow and its consolidated Subsidiaries as applicable and (B) to the best of such Person's knowledge, no Termination Event or Potential Termination Event exists, or if any Termination Event or Potential Termination Event
     exists, stating the nature and status thereof and showing the computation of, and showing compliance with, the financial ratio set forth in
     Section 8.1(o).
     -------------

                  (iv) Shareholders Statements and Reports.  Promptly upon the
                       -----------------------------------
     furnishing thereof to the shareholders of the SPV, Arrow or any Originator, copies of all financial statements, reports and proxy statements so furnished.

                   (v) SEC Filings.  Promptly upon the filing thereof, copies
                       -----------
     of all registration statements and annual, quarterly, monthly or other regular reports which Arrow or any Subsidiary of Arrow files (or causes to be filed) with the Securities and Exchange Commission.

                  (vi) Notice of Termination Events or Potential Termination
                       -----------------------------------------------------
     Events; Etc. (A) As soon as possible and in any event within two (2)
     -----------
     Business Days after the SPV or the Master Servicer obtains (or should have obtained) knowledge of each and any Termination Event or Potential Termination Event, a statement of the chief financial officer or chief accounting officer of the SPV setting forth details of such Termination Event or Potential Termination Event and the action which the SPV proposes to take with respect thereto, which information shall be updated promptly from time to time; (B) promptly after the SPV obtains knowledge thereof, notice of any litigation, investigation or proceeding that may exist at any time between the SPV and any Person that may result in a Material Adverse Effect or any litigation or proceeding relating to any Transaction Document; and (C) promptly after the occurrence thereof, notice of a Material Adverse Effect.

                 (vii) Change in Credit and Collection Policy and Debt
                       -----------------------------------------------
     Ratings.  Within ten (10) Business Days after the date any material
     -------
     change in or amendment to the Credit and Collection Policy is made, a copy of such change in or amendment to the Credit and Collection Policy then in effect indicating such change or amendment. Within five (5) days after the date of any change in Arrow's public or private debt ratings, if any, a written certification of Arrow's public and private debt ratings after giving effect to any such change.

                (viii) Credit and Collection Policy.  Within ninety (90) days
                       ----------------------------
     after the close of each of Arrow's and the SPV's fiscal years, a complete copy of the Credit and Collection Policy then in effect, if requested by the Administrative Agent.

                  (ix) ERISA.  Promptly after the filing, giving or receiving
                       -----
     thereof, copies of all reports and notices with respect to any Reportable Event pertaining to any Pension Plan and copies of any notice by any Person of its intent to terminate any Pension Plan or any notice received by any Person regarding withdrawal liability from any Multiemployer Plan, and promptly upon the occurrence thereof, written notice of any contribution failure with respect to any Pension Plan sufficient to give rise to a lien under Section 302(f) of ERISA.

                   (x) Change in Accountants or Accounting Policy.  Promptly,
                       ------------------------------------------
     notice of any change in the accountants or any material change in the accounting policy of either the SPV, Arrow or any Originator.

                  (xi) Modification of Systems.  The Master Servicer agrees,
                       -----------------------
     promptly after the replacement or any material modification of any computer, automation or other operating systems (in respect of hardware or software) used to perform its services as Master Servicer or to make any calculations or report hereunder or otherwise relating to the Receivables, to give notice of any such replacement or modification to the Administrative Agent to the extent such replacement or material modification could be expected to have a Material Adverse Effect.

                 (xii) Litigation.  As soon as possible, and in any event
                       ----------
     within ten Business Days of the Master Servicer's knowledge thereof, the Master Servicer shall give the Administrative Agent and Funding Agents notice of (i) any litigation, investigation or proceedings against the SPV which may exist at any time, and (ii) any material adverse development in any such previously disclosed litigation.
     No notices, waivers or communications in respect of the matters disclosed pursuant to the preceding sentence shall be required except that the Master Servicer shall give the Administrative
     Agent and each Funding Agent prompt notice of any final court decisions, at the trial level or on appeal, whether favorable or adverse, and if any judgments are rendered against the Master Servicer in respect of such matters, the amount and terms of such judgment and provisions which the Master Servicer has made to pay such judgments.

                (xiii) Other Information.  Such other information (including
                       -----------------
     non-financial information) as the Administrative Agent, any Funding Agent or any Investor may from time to time reasonably request with respect to any Originator or the SPV.

          (b) Conduct of Business; Ownership.  (i)  Each of the SPV and the
              ------------------------------
Master Servicer shall, and the Master Servicer shall cause each of its Subsidiaries to, carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted and do all things necessary to remain duly organized and validly existing as a domestic corporation in its jurisdiction of incorporation. The SPV shall at all times be a wholly-owned Subsidiary of Arrow.

              (ii) Each of the SPV and the Master Servicer shall, and the Master Servicer shall cause each of its Subsidiaries to, do all things necessary to remain in good standing as a domestic corporation in its jurisdiction of incorporation and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

          (c) Compliance with Laws, Etc.  Each of the SPV and the Master
              --------------------------
Servicer shall, and the Master Servicer shall cause each of its Subsidiaries to, comply with all Laws to which it or its respective properties may be subject and preserve and maintain its corporate existence, rights, franchises, qualifications and privileges except to the extent that the failure to comply therewith would not be expected to have a Material Adverse Effect or a material adverse effect on the condition (financial or otherwise), business or properties of Arrow and the other Originators, taken as a whole.

          (d) Furnishing of Information and Inspection of Records.  Each of the
              ---------------------------------------------------
SPV and the Master Servicer shall furnish to the Administrative Agent from time to time such information with respect to the Affected Assets as the Administrative Agent may reasonably request, including listings identifying the Obligor and the Unpaid Balance for each Receivable.  Each of the SPV and the Master Servicer shall, at any time and from time to time during regular business hours, as reasonably requested by the Administrative Agent, permit the Administrative Agent, any Funding Agent or any Investor, or
their respective agents or representatives, (i) to examine and make copies of and take abstracts from all books, records and documents (including computer tapes and disks) relating to the Receivables or other Affected
Assets, including the related Contracts and (ii) to visit the offices and properties of the SPV, the Originators or the Master Servicer, as applicable, for the purpose of examining such materials described in clause (i), and to
                                                         ----------
discuss matters relating to the Affected Assets or the SPV's, the Originators' or the Master Servicer's performance hereunder, under the Contracts and under the other Transaction Documents to which such Person is a party with any of the officers, directors, employees or independent public accountants of the SPV, the Originators or the Master Servicer, as applicable, having knowledge of such matters.

          (e) Keeping of Records and Books of Account.  Each of the SPV and the
              ---------------------------------------
Master Servicer shall maintain and implement administrative and operating procedures (including an ability to recreate records evidencing Receivables and related Contracts in the event of the destruction of the originals thereof), and keep and maintain, all documents, books, computer tapes, disks, records and other information reasonably necessary or advisable for the collection of all Receivables (including records adequate to permit the daily identification of each new Receivable and all Collections of and adjustments to each existing Receivable). Each of the SPV and the Master Servicer shall give the Administrative Agent and each Funding Agent prompt notice of any material change in its administrative and operating procedures referred to in the previous sentence.

          (f) Performance and Compliance with Receivables and Contracts and
              -------------------------------------------------------------
Credit and Collection Policy.  Each of the SPV and the Master Servicer shall,
----------------------------
(i) at its own expense, timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables; and (ii) timely and fully comply in all material respects with the Credit and Collection Policy in regard to each Receivable and the related Contract.

          (g) Notice of Administrative Agent's Interest.  In the event that the
              -----------------------------------------
SPV or any Originator shall sell or otherwise transfer any interest in accounts receivable or any other financial assets (other than as contemplated by the Transaction Documents), any computer tapes or files or other documents or instruments which contain information with respect to the Receivables and which is provided by the Master Servicer in connection with any such sale or transfer shall disclose the SPV's ownership of the Receivables and the Administrative Agent's interest therein.

          (h) Collections.  Each of the SPV and the Master Servicer shall
              -----------
instruct all Obligors to cause all Collections to be deposited directly to a Blocked Account or to post office boxes to which only Blocked Account Banks have access and shall cause all items and amounts relating to such Collections received in such post office boxes to be removed and deposited into a Blocked Account on a daily basis.

          (i) Collections Received.  Each of the SPV and the Master Servicer
              --------------------
shall hold in trust, and deposit, immediately, but in any event not later than one Business Day of its receipt thereof, to a Blocked Account or, if required by Section 2.9, to the Collection Account, all Collections
               -----------
received by it from time to time.

          (j) Blocked Accounts.  Each Blocked Account shall at all times be
              ----------------
subject to a Blocked Account Agreement.

          (k) Sale Treatment.  The SPV shall not (i) account for (including for
              --------------
accounting and tax purposes), or otherwise treat, the transactions contemplated by the First Tier Agreement in any manner other than as a sale of Receivables by Arrow to the SPV, or (ii) account for (other than for tax purposes) or otherwise treat the transactions contemplated hereby in any manner other than as a sale of the Asset Interest by the SPV to the Administrative Agent on behalf of Funding Agents on behalf of the related Investors. In addition, the SPV shall disclose (in a footnote or otherwise) in all of its financial statements (including any such financial statements consolidated with any other Persons' financial statements) the existence and nature of the transaction contemplated hereby, by the First Tier Agreement and by the Originator Sale Agreements, and the interest of the SPV and the Funding
Agents (on behalf of related Investors) in the Affected Assets.

          (l) Separate Business; Nonconsolidation.  The SPV shall not (i)
              -----------------------------------
engage in any business not permitted by its articles of incorporation or by-laws as in effect on the Closing Date or (ii) conduct its business or act in any other manner which is inconsistent with Section 4.1(w).
                                                   --------------
The officers and directors of the SPV (as appropriate) shall make decisions with respect to the business and daily operations of the SPV independent of and not dictated by Arrow or any other controlling Person.

          (m) Corporate Documents.  The SPV shall only amend, alter, change or
              -------------------
repeal its articles of incorporation with the prior written consent of the Majority Investors.

          (n) Change in Accountants or Accounting Policies.  The Master
              --------------------------------------------
Servicer shall promptly notify the Administrative Agent of any change in its accountants or any material change in its accounting policy.

          (o) Ownership Interest, Etc.  The SPV shall, at its expense, take
              -----------------------
all action necessary or desirable to establish and maintain a valid and enforceable ownership or security interest in the Receivables, the Related Security and proceeds with respect thereto, and a first priority perfected security interest in the Affected Assets, in each case free and clear of any Adverse Claim (other than that created or imposed by the Administrative Agent, any Funding Agent or any Investor), in favor of the Administrative Agent, on behalf of the Funding Agents, for the benefit of the Investors, including taking such action to perfect, protect or more fully evidence the interest of the Administrative Agent, as the Administrative Agent may reasonably request.

          (p) Enforcement of First Tier Agreement.  The SPV, on its own behalf
              -----------------------------------
and on behalf of the Administrative Agent, each Funding Agent and each Investor, shall promptly enforce all covenants and obligations of Arrow contained in the First Tier Agreement and shall cause the enforcement
(to the extent of the SPV's rights under the First Tier Agreement) of all commitments and obligations of Arrow and the other Originators contained in the Originator Sale Agreements (it being agreed that the Administrative Agent, on behalf of the Funding Agents for the benefit of the Investors, shall be entitled to enforce such rights against Arrow if the SPV does not enforce such rights following notice from the Administrative Agent). The SPV shall deliver consents, approvals, directions, notices, waivers and take such other actions available to it as a party under the First Tier Agreement as may be directed by the Administrative Agent acting at the direction of the Majority Investors.

          (q) Financial Covenant. The SPV shall maintain at all times a
              ------------------
Tangible Net Worth greater than $1.00.

     SECTION 6.2.  Negative Covenants of the SPV and Master Servicer.
                   -------------------------------------------------
At all times from the date hereof to the Final Payout Date, unless the Majority Investors shall otherwise consent in writing:

          (a) No Sales, Liens, Etc.  (i) Except as otherwise contemplated
              --------------------
herein and in the First Tier Agreement, neither the SPV nor the Master Servicer shall, nor shall either of them permit any of its respective Subsidiaries to, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon (or the filing of any financing statement) or with respect to (A) any of the Affected Assets, or (B) any inventory or goods, the sale of which may give rise to a Receivable, or assign any right to receive income in respect thereof and (ii) the SPV shall not issue any security to, or sell, transfer or otherwise dispose of any of its property or other assets (including the property sold to it by Arrow under Section 2.1 of the First Tier
Agreement) to, any Person other than an Affiliate (which Affiliate is not a special purpose entity organized for the sole purpose of issuing asset backed securities) or except as otherwise expressly provided for in the Transaction Documents.

          (b) No Extension or Amendment of Receivables.  Except as otherwise
              ----------------------------------------
permitted in Section 7.2, neither the SPV nor the Master Servicer shall extend, amend or otherwise modify the terms of any Receivable, or amend, modify or waive any term or condition of any Contract related thereto.

          (c) No Change in Business or Credit and Collection Policy.  Neither
              -----------------------------------------------------
the SPV nor the Master Servicer shall make any change in the character of its business or in the Credit and Collection Policy, which change would, in either case, impair the collectibility of any Receivable or otherwise have a Material Adverse Effect.

          (d) No Subsidiaries, Mergers, Etc.  Neither the SPV nor the Master
              -----------------------------
Servicer shall consolidate, amalgamate or merge with or into, or sell, lease or transfer all or substantially all of its assets to, any other Person, provided, however, the Master Servicer may merge with another Person if (i) the Master Servicer is the corporation surviving such merger and (ii) immediately after giving effect to such merger, no Termination Event or Potential Termination shall have occurred and be continuing. The SPV shall not form or create any Subsidiary.

          (e) Change in Payment Instructions to Obligors.  Neither the SPV nor
              ------------------------------------------
the Master Servicer shall add or terminate any bank as a Blocked Account Bank or any account as a Blocked Account to or from those listed in Schedule 4.1(s)
                                                            --------------
or make any change in its instructions to Obligors regarding payments to be made to any Blocked Account, unless (i) such instructions are to deposit such payments to another existing Blocked Account or to the Collection Account or
(ii) the Administrative Agent shall have received written notice of such addition, termination or change at least ten (10) days prior thereto and the Administrative Agent shall have received a Blocked Account Agreement executed by each new Blocked Account Bank or an existing Blocked Account
Bank with respect to each new Blocked Account, as applicable.

          (f) Deposits to Lock-Box Accounts.  Neither the SPV nor the Master
              -----------------------------
Servicer shall (and Arrow shall cause each other Originator not to) deposit or otherwise credit, or cause to be so deposited or credited, to any Blocked Account or the Collection Account cash or cash proceeds other than Collections (except for amounts deposited in respect of HP Receivables which are not HP Purchased Receivables) or permit to be so deposited or credited any such cash or cash proceeds to the Blocked Account or the Collection Account, unless such cash or cash proceeds are withdrawn from the applicable Blocked Account or Collection Account within one (1) Business Day of receipt thereof.

          (g) Change of Name, Etc.  The SPV shall not change its name, identity
              -------------------
or structure (including a merger) or the location of its chief executive office or any other change which could render any UCC financing statement filed in connection with this Agreement or any other Transaction Document to become "seriously misleading" under the UCC, unless at least thirty (30) days prior to the effective date of any such change the SPV delivers to the Administrative Agent (i) such documents, instruments or agreements, executed by the SPV as are necessary to reflect such change and to continue the perfection of the Administrative Agent's ownership interests or security interests in the Affected Assets and (ii) new or revised Blocked Account Agreements executed by the Blocked Account Banks which reflect such change and enable the Administrative Agent to continue to exercise its rights contained in Section 7.3.
                                                      -----------

          (h) Amendment to First Tier Agreement.  The SPV shall not amend,
              ---------------------------------
modify, or supplement the First Tier Agreement or waive any provision thereof or permit an amendment, modification or supplementing of the Originator Sale Agreements (to the extent of the SPV's rights under the First Tier Agreement with respect thereto), in each case except with the prior written consent of the Administrative Agent acting at the direction of the Majority Investors; nor shall the SPV take, or permit Arrow to take (to the extent of the SPV's rights under the First Tier Agreement), any other action under the First Tier Agreement or the Originator Sale Agreements that could have a Material
Adverse Effect on the Administrative Agent, any Funding Agent or any
Investor or which is inconsistent with the terms of this Agreement.

          (i) Other Debt.  Except as provided herein, the SPV shall not create,
              ----------
incur, assume or suffer to exist any indebtedness whether current or funded, or any other liability other than (i) indebtedness of the SPV representing fees, expenses and indemnities arising hereunder or under the First Tier Agreement for the purchase price of the Receivables and other Affected Assets under the First Tier Agreement, and (ii) other indebtedness incurred in the ordinary course of its business in an amount not to exceed $9,500 at any time outstanding.

          (j) Payment to Arrow.  The SPV shall not (i) acquire any Receivable
              ----------------
other than through, under, and pursuant to the terms of, the First Tier Agreement or (ii) pay for the acquisition of any such Receivable other than by (in each case in accordance with the First Tier Agreement): (x) the SPV making a cash payment to Arrow from available cash; (y) the SPV making a payment to Arrow from the proceeds of a subordinated loan made by Arrow 0to the SPV, evidenced by one or more subordinated promissory notes or (z) at the election of Arrow, treating a portion or all of the purchase price of such Receivable as a contribution to the capital of the SPV.

          (k) Restricted Payments.  The SPV shall not (A) purchase or
              -------------------
redeem any shares of its capital stock, (B) prepay, purchase or redeem any Indebtedness, (C) lend or advance any funds or (D) repay any loans or advances to, for or from any of its Affiliates (the amounts described in clauses
                                                                -------
(A) through (D) being referred to as "Restricted Payments"), except that
---         ---                       -------------------
the SPV may (1) make Restricted Payments out of funds received pursuant to Section 2.2 and (2) may make other Restricted Payments (including the
   -----------
payment of dividends) if, after giving effect thereto, no Termination
Event or Potential Termination Event shall have occurred and be continuing.

                                ARTICLE VII

                       ADMINISTRATION AND COLLECTIONS

     SECTION 7.1.  Appointment of Master Servicer.
                   ------------------------------

          (a) The servicing, administering and collection of the Receivables shall be conducted by the Person (the "Master Servicer")
                                                   ---------------
so designated from time to time as Master Servicer in accordance with this Section 7.1.  Each of the SPV, the Administrative Agent, the
     -----------
Funding Agents and the Investors hereby appoints as its agent the
Master Servicer, from time to time designated pursuant to this Section 7.1, to enforce its respective rights and interests in and under the Affected Assets. To the extent permitted by applicable law, each of the SPV and Arrow (to the extent not then acting as Master Servicer hereunder) hereby grants to any Master Servicer appointed hereunder an irrevocable power of attorney to take any and all steps in the SPV's and/or Arrow's name and on behalf of the SPV or Arrow as necessary or desirable, in the reasonable determination of the Master Servicer, to collect all amounts due under any and all Receivables, including endorsing the SPV's and/or Arrow's name on checks and other instruments representing Collections and enforcing such Receivables and the related Contracts and to take all such other actions set forth in this Article VII.
                                                     -----------
Until the Administrative Agent gives notice to Arrow (in accordance with this Section 7.1) of the designation of a new Master Servicer,
     -----------
Arrow is hereby designated as, and hereby agrees to perform the duties and obligations of, the Master Servicer pursuant to the terms hereof.
Upon the occurrence of a Termination Event or a Potential Termination
Event (which Potential Termination Event is not capable of being cured), the Administrative Agent may (with the consent of the Majority Investors), and upon the direction of the Majority Investors shall, designate as Master Servicer any Person (including itself) to succeed Arrow or any successor Master Servicer, on the condition in each case that any such Person so designated shall agree to perform the duties and obligations of the Master Servicer pursuant to the terms hereof.

          (b) Upon the designation of a successor Master Servicer as set forth above, Arrow agrees that it will terminate its activities as Master Servicer hereunder in a manner which the Administrative Agent determines will facilitate the transition of the performance of such activities to the new Master Servicer, and Arrow shall cooperate with and assist such new Master Servicer. Such cooperation shall include access to and transfer of records and use by the new Master Servicer of all records, licenses, hardware or software necessary or reasonably desirable to collect the Receivables and the Related Security.

          (c) Arrow acknowledges that each of the SPV, the Administrative Agent, the Funding Agents and the Investors have relied on Arrow's agreement to act as Master Servicer hereunder in making their decision to execute and deliver this Agreement. Accordingly, Arrow agrees that it will not voluntarily resign as Master Servicer.

          (d) The Master Servicer may delegate its duties and obligations hereunder to any subservicer (each, a "Sub-Servicer"); provided that,
                                       ------------
in each such delegation, (i) such Sub-Servicer shall agree in writing to perform the duties and obligations of the Master Servicer pursuant to the terms hereof, (ii) the Master Servicer shall remain primarily liable to the SPV, the Administrative Agent, the Funding Agents and the Investors for the performance of the duties and obligations so delegated, (iii) the SPV, the Administrative Agent, the Funding Agents, the Investors and each Originator shall have the right to look solely to the Master Servicer for performance and (iv) the terms of any agreement with any Sub-Servicer shall provide that the Administrative Agent may terminate such agreement upon the termination of the Master Servicer hereunder by giving notice of its desire to terminate such agreement to the Master Servicer (and the Master Servicer shall provide appropriate notice to such Sub-Servicer).

          (e) Arrow hereby irrevocably agrees that if at any time it shall cease to be the Master Servicer hereunder, it shall act (if the then current Master Servicer so requests) as the data-processing agent of the Master Servicer and, in such capacity, Arrow shall conduct, for a reasonable fee as may be agreed between Arrow and the Administrative Agent, the data-processing functions of the administration of the Receivables and the Collections thereon in substantially the same way that Arrow conducted such data-processing functions while it acted as the Master Servicer.

     SECTION 7.2.  Duties of Master Servicer.  The Master Servicer shall
                   -------------------------
take or cause to be taken all such action as may be necessary or advisable to collect each Receivable from time to time, all in accordance with this Agreement and all applicable Law, with reasonable care and diligence, and in accordance with the Credit and Collection Policy.  The Master
Servicer shall set aside (and, if applicable, segregate) and hold in trust for the account of the SPV, the Administrative Agent, the Funding Agents
and the Investors the amount of the Collections to which each is entitled in accordance with Article II.  So long as no Termination Event or
Potential Termination Event shall have occurred and is continuing, the
Master Servicer may, in accordance with the Credit and Collection Policy, extend the maturity of any Receivable (but not beyond ten (10) days)
and extend the maturity or adjust the Unpaid Balance of any Defaulted Receivable as the Master Servicer may determine to be appropriate to maximize Collections thereof; provided, however, that (i) such
                              --------  -------
extension or adjustment sall not alter the status of such Receivable as a Defaulted Receivable or limit the rights of the SPV, the Investors, the Funding Agents or the Administrative Agent under this Agreement and (ii) if a Termination Event or Potential Termination Event has
occurred and Arrow is still acting as Master Servicer, Arrow may make such extension or adjustment only upon the prior written approval of the Administrative Agent.  The SPV shall deliver to the Master Servicer and the Master Servicer shall hold in trust for the SPV and the
Administrative Agent, for the benefit of the Funding Agents on behalf of the Investors, in accordance with their respective interests, all Records which evidence or relate to any Affected Asset. Notwithstanding anything to the contrary contained herein, the Administrative Agent shall have the right in its reasonable discretion to direct the Master Servicer (whether Arrow, any other Originator or any other Person is the Master Servicer)
to commence or settle any legal action to enforce collection of any
Receivable or to foreclose upon or repossess any Affected Asset provided,
                                                                --------
however, that upon the occurrence of a Termination Event or Potential
-------
Termination Event (which Potential Termination Event is not capable of being cured), the Administrative Agent shall have the absolute and unlimited right to so direct the Master Servicer. The Master Servicer shall not make the Administrative Agent, any Funding Agent or any Investor a party to any litigation without the prior written consent of such Person. At any time when a Termination Event or Potential Termination Event (which
Potential Termination Event is not capable of being cured) exists, the Administrative Agent may notify any Obligor of its interest in the Receivables and the other Affected Assets.

          (b) The Master Servicer shall, as soon as practicable following receipt thereof, turn over to the SPV all collections from any Person of indebtedness of such Person which are not on account of a Receivable. Notwithstanding anything to the contrary contained in this Article VII, the
                                                           -----------
Master Servicer, if not the SPV, Arrow, any Affiliate of the SPV, or Arrow, shall have no obligation to collect, enforce or take any other action described in this Article VII with respect to any indebtedness that is not included in the Asset Interest other than to deliver to the SPV the Collections and documents with respect to any such indebtedness as described above in this Section 7.2(b).
                           -------------

          (c) Within sixty (60) days prior to the Commitment Termination Date, the Master Servicer shall cause a firm of independent public accountants
(who may also render other services to the Master Servicer, the SPV,
Arrow or any Affiliates of any of the foregoing) to furnish a report to the Administrative Agent substantially in compliance with the procedures set forth in Schedule V.
             ----------

          (d) Any payment by an Obligor in respect of any indebtedness owed by it to an Originator shall, except as otherwise specified by such Obligor, required by contract or law or clearly indicated by facts or circumstances (including by way of example an equivalence of a payment and the amount of a particular invoice) after due investigation in accordance with such Originator's Credit and Collection Policy, and unless otherwise instructed by the Administrative Agent, upon the occurrence of a Termination Date, be applied as a Collection of any Receivable of such Obligor (starting with the oldest such Receivable) to the extent of any amounts then due and payable thereunder before being applied to any other receivable or other indebtedness of such Obligor.

     SECTION 7.3.  Blocked Account Arrangements.  Prior to the initial
                   ----------------------------
Investment hereunder, the SPV, Arrow and each other Originator shall enter into Blocked Account Agreements with all of the Blocked Account
Banks, and deliver original counterparts thereof to the Administrative
Agent.  Upon the occurrence of a Termination Event or a Potential
Termination Event (which Potential Termination Event is not capable of being cured), the Administrative Agent may at any time thereafter give notice to each Blocked Account Bank that the Administrative Agent is exercising its rights under the Blocked Account Agreements to do any or all of the following: (i) to have the exclusive ownership and control of the Blocked Account Accounts transferred to the Administrative Agent and to exercise exclusive dominion and control over the funds deposited therein, (ii) to have the proceeds that are sent to the respective
Blocked Accounts be redirected pursuant to its instructions rather than deposited in the applicable Blocked Account, and (iii) to take any or all other actions permitted under the applicable Blocked Account Agreement. Arrow hereby agrees that if the Administrative Agent, at any time, takes any action set forth in the preceding sentence, the Administrative Agent shall have exclusive control of the proceeds
(including Collections) of all Receivables and Arrow hereby further agrees to take any other action that the Administrative Agent may reasonably request to transfer such control.  Any proceeds of
Receivables received by Arrow, as Master Servicer or otherwise, thereafter shall be sent immediately to the Administrative Agent.
The parties hereto hereby acknowledge that if at any time the Administrative Agent takes control of any Blocked Account, the Administrative Agent shall not have any rights to the funds therein in excess of the unpaid amounts due to SPV, the Administrative Agent and the Investors or any other Person hereunder and the Administrative Agent shall distribute or cause to be distributed such funds in accordance with Section 7.2(b) (including the proviso thereto)
                         -------------
and Article II (in each case as if such funds were held by the Master
    ----------
Servicer thereunder); provided, however, that the Administrative Agent
                      --------  -------
shall not be under any obligation to remit any such funds to the SPV, Arrow or any other Person unless and until the Administrative Agent has received from such Person evidence satisfactory to the Administrative
Agent that the Originator or such Person is entitled to such funds hereunder and under applicable Law.

     SECTION 7.4.  Enforcement Rights After Designation of New Master
                   --------------------------------------------------
                   Servicer.
                   --------
At any time following the occurrence of a Termination Event or a Potential Termination Event (which Potential Termination Event is not capable of being cured):
                   (i) the Administrative Agent may, and upon the direction of the Majority Investors shall, direct the Obligors that payment of all amounts payable under any Receivable be made directly to the Administrative Agent or its designee;

                  (ii) the SPV shall, at the Administrative Agent's request (which request shall be made at the direction of the Majority Investors or in the Administrative Agent's sole discretion) and at the SPV's expense, give notice of the Administrative Agent's, the SPV's, and/or the Investors' ownership of the Receivables and (in the case of the Administrative Agent) interest in the Asset Interest to each Obligor and direct that payments be made directly to the Administrative
     Agent or its designee, except that if the SPV fails to so notify each Obligor, the Administrative Agent may so notify the Obligors; and

                 (iii) the SPV shall, at the Administrative Agent's request (which request shall be made at the direction of the Majority Investors or in the Administrative Agent's sole discretion), (A) assemble all of the Records and shall make the same available to the Administrative Agent or its designee at a place selected by the Administrative Agent or its designee, and (B) segregate all cash, checks and other instruments received by it from time to time constituting Collections of Receivables in a manner acceptable to the Administrative Agent and shall, promptly upon receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the Administrative Agent or its designee.

          (b) The SPV and Arrow hereby authorizes the Administrative Agent, and irrevocably appoints the Administrative Agent as its attorney-in-fact with full power of substitution and with full authority in the place and stead of the SPV or Arrow, as applicable, which appointment is coupled with an interest, to take any and all steps in the name of the SPV or Arrow, as applicable, and on behalf of the SPV or Arrow, as applicable, necessary or desirable, in the determination of the Administrative Agent, to collect any and all amounts or portions thereof due under any and all Receivables or Related Security, including endorsing the name of Arrow on checks and other instruments representing Collections and enforcing such Receivables, Related Security and the related Contracts. Notwithstanding anything to the contrary contained in this subsection (b), none of the powers conferred upon such
                  --------------
attorney-in-fact pursuant to the immediately preceding sentence shall subject such attorney-in-fact to any liability if any action taken by it shall prove to be inadequate or invalid, nor shall they confer any obligations upon such attorney-in-fact in any manner whatsoever.

     SECTION 7.5.  Master Servicer Default.  The occurrence of any one or
                   -----------------------
more of the following events shall constitute a "Master Servicer Default":
                                                 -----------------------

          (a) The Master Servicer (i) shall fail to make any payment or
              -------------------
deposit required to be made by it hereunder within one (1) Business Day of when due or the Master Servicer shall fail to observe or perform any term, covenant or agreement on the Master Servicer's part to be performed under Sections 6.1(b)(i) (conduct of business, ownership), 6.1(f)
      -----------------                                    -----
(compliance with receivables and credit and collection policy),
6.1(h) (obligor payments), 6.1(i) (handling collections), 6.2(a)
-----                      -----                          -----
(no sales or liens), 6.2(c) (no change in business or
                     -----
policy), 6.2(d) (no subsidiaries, mergers), 6.2(e) (no change in obligor
         -----                              -----
payments), or 6.2(f) (no change in handling collections) (any of the preceding
              -----
parenthetical phrases in this clause (i) are for purposes of reference only and
                              ---------
shall not otherwise affect the meaning or interpretation of any provision hereof), or (ii) shall fail to observe or perform any other term, covenant or agreement to be observed or performed by it under Sections 2.8, 2.9, 2.12 or
                                                      ------------  ---  ----
2.15, or (iii) shall fail to observe or perform any other term, covenant or
----
agreement hereunder or under any of the other Transaction Documents to which such Person is a party or by which such Person is bound, and such failure shall remain unremedied for twenty (20) days; or

          (b) any representation, warranty, certification or statement made by the Master Servicer in this Agreement, the First Tier Agreement, the Originator Sale Agreements or in any of the other Transaction Documents or in any certificate or report delivered by it pursuant to any of the foregoing shall prove to have been incorrect in any material respect when made or deemed made; or

          (c) failure of the Master Servicer or any of its Subsidiaries
(other than the SPV) to pay when due (after giving effect to any applicable grace period) any amounts due under any agreement under which any Indebtedness greater than $50,000,000 (or its equivalent in any other currency) is governed; or the default by the Master Servicer or any of its Subsidiaries in the performance of any term, provision or condition contained in any agreement under which any Indebtedness greater than $50,000,000 (or its equivalent in any other currency) was created or is governed, regardless of whether such event is an "event of default" or "default" under any such agreement if the effect of such default is to cause, or permit the holder(s) or any trustee or agent on behalf of holder(s) of such Indebtedness to cause such Indebtedness to become due and payable or required to become prepaid (other than by a regularly scheduled payment) prior to the scheduled date of maturity thereof; or

          (d) any Event of Bankruptcy shall occur with respect to the Master Servicer or any of its Significant Subsidiaries; or

          (e) there shall have occurred an event which, materially and adversely affects the Master Servicer's ability to either collect the Receivables or to perform its obligations as Master Servicer under this Agreement.

     SECTION 7.6.  Servicing Fee.  The Master Servicer shall be paid a
                   -------------
Servicing Fee in accordance with Section 2.12 and subject to the priorities
                       ------------
therein. If the Master Servicer is not the SPV or Arrow or an Affiliate of the SPV or Arrow, the Master Servicer, by giving three (3) Business Days' prior written notice to the Administrative Agent, may revise the percentage used to calculate the Servicing Fee so long as the revised percentage will not result in a Servicing Fee that exceeds 110% of the reasonable and appropriate out-of-pocket costs and expenses of such Master Servicer incurred in connection with the performance of its obligations hereunder as documented to the reasonable satisfaction of the Administrative Agent; provided, however, that at any time after the Net Investment, plus
                                                              ----
Required Reserves exceeds the Net Pool Balance, any compensation to the Master Servicer in excess of the Servicing Fee initially provided for herein shall be an obligation of the SPV and shall not be payable, in whole or in part, from Collections allocated to the Investors.

     SECTION 7.7.  Protection of Ownership Interest of the Investors.  Each of
                   -------------------------------------------------
Arrow and the SPV agrees that it shall, and Arrow shall cause each other Originator, from time to time, at its expense to, promptly execute and deliver all instruments and documents and take all actions as may be necessary or as the Administrative Agent may reasonably request in order to perfect or protect the Asset Interest or to enable the Administrative Agent, the Funding Agents or the Investors to exercise or enforce any of their respective rights hereunder. Without limiting the foregoing, each of Arrow and the SPV shall, and Arrow shall cause each other Originator to, upon the request of the Administrative Agent, acting at the written direction of any Funding Agent or Investor, in order to accurately reflect this purchase and sale transaction, (i) execute and file such financing or continuation statements or change statements or amendments thereto or any registrations, instruments or notices or assignments thereof (as otherwise permitted to be executed and filed pursuant hereto) as may be requested by the Administrative Agent, at the direction of any Funding Agent or Investor, and (ii) mark its respective master data processing records and other documents with a legend describing the conveyance to the to the Administrative Agent, on behalf of the Funding Agents for the benefit of the Investors, of the Asset Interest. Each of Arrow and the SPV shall, and Arrow shall cause each other Originator to, upon the reasonable request of the Administrative Agent, at the direction of any Funding Agent or Investor, obtain such additional search reports as the Administrative Agent at the direction of any Funding Agent or Investor shall request. To the fullest extent permitted by applicable law, the Administrative Agent shall be permitted to sign and file continuation statements and amendments thereto and assignments thereof without the SPV's or Arrow's signature. Carbon, photographic or other reproduction of this Agreement or any financing statement shall be sufficient as a financing statement. Neither Arrow nor the SPV shall, nor shall Arrow permit any Originator to, change its respective name, identity or corporate structure which could cause any UCC financing statement filed in connection with this Agreement to become "seriously misleading" (within the meaning of Section 9-402(7) of the UCC as in effect in the States of New York, Colorado, Minnesota, Georgia and Indiana, as applicable, with respect to each such entity) nor relocate its respective chief executive office unless it shall have: (A) given the Administrative Agent at least thirty (30) days prior notice thereof and (B) prepared at the SPV's expense and delivered to the Administrative Agent all financing statements, instruments and other documents necessary to preserve and protect the Asset Interest as requested by the Administrative Agent in connection with such change or relocation. Any filings under the UCC or otherwise that are occasioned by such change in name or location shall be made at the expense of the SPV.


                                  ARTICLE VIII

                               TERMINATION EVENTS

     SECTION 8.1.  Termination Events.  The occurrence of any one or more
                   ------------------
of the following events shall constitute a "Termination Event":
                                            -----------------

          (a) the SPV, Arrow, any Originator or the Master Servicer shall fail to make any payment or deposit to be made by it hereunder, under the First Tier Agreement or under any Originator Sale Agreement within one Business Day of when due hereunder or thereunder; or

          (b) any representation, warranty, certification or statement made or deemed made by the SPV, Arrow or any Originator in this Agreement, any other Transaction Document to which it is a party or in any other information, report or document delivered pursuant hereto or thereto shall prove to have been incorrect in any material respect when made or deemed made or delivered; or

          (c) the SPV, Arrow, any Originator or the Master Servicer
shall default in the performance of any payment or undertaking (other than those covered by clause (a) above) (i) to be performed or observed under Sections 6.1(a)(vi) (notice of termination), 6.1(a)(vii)
      ------------------                           ----------
(notice of changes to credit and collection policy), 6.1(b)(i)
                                                     --------
(conduct of business, ownership), 6.1(f) (compliance with
                                  -----
receivables and credit and collection policy), 6.1(g) (notice
                                               -----
of Administrative Agent's interest), 6.1(h) (obligor payments),
                                     -----
6.1(i) (handling collections), 6.1(k) (sale treatment), 6.1(l)
-----                          -----                    ------
(nonconsolidation), 6.1(q) (financial covenant), 6.2(a) (no sales
                    -----                        -----
or liens), 6.2(c) (no change in business or policy), 6.2(d)
           -----                                     -----
(no subsidiaries, mergers), 6.2(e) (no change in obligor
                            -----
payments), 6.2(f) (no change in handling collections),
           -----
6.2(g) (no name change), 6.2(h) (no amendment), 6.2(i) (no debt),
-----                    -----                  -----
6.2(j) (payment to originator) (any of the preceding parenthetical
-----
phrases in this clause (i) are for purposes of reference only and
                ---------
shall not otherwise affect the meaning or interpretation of
any provision hereof) or (ii) to be performed or observed under any other provision of this Agreement or any provision of any other Transaction Document to which it is a party and such default in the case of this clause (ii) shall continue for twenty (20) days; or
     ----------
          (d) any Event of Bankruptcy shall occur with respect to the SPV, Arrow or any Significant Subsidiary of Arrow or any Subsidiary of the SPV; or

          (e) the Administrative Agent, on behalf of the Funding Agents for the benefit of the Investors, shall for any reason fail or cease to have a valid and enforceable perfected first priority ownership or security interest in the Affected Assets, free and clear of any Adverse Claim; or

          (f) a Master Servicer Default shall have occurred; or

          (g) on any date, the sum of the Net Investment (as determined after giving effect to all distributions pursuant to this Agreement on such date), plus the Required Reserves shall exceed the Net Pool Balance (as such Required
----
Reserves and Net Pool Balance are shown in the most recent Master Servicer Report delivered on or prior to such date); or

          (h) the average Default Ratio for any period of three (3) consecutive months exceeds 11%; or

          (i) the average Dilution Ratio for any period of three (3) consecutive months exceeds 11%; or

          (j) failure of the SPV, Arrow or any Subsidiary of the SPV or Arrow to pay when due any amounts due (after giving effect to any applicable grace period) under any agreement to which any such Person is a party and under which any Indebtedness greater than $5,000 in the case of the SPV or any Subsidiary of the SPV, or $50,000,000 (or its equivalent in any other currency), in the case of Arrow or any Subsidiary of Arrow (other than the SPV) is governed; or the default by the SPV, Arrow or any Subsidiary of the SPV or Arrow in the performance of any term, provision or condition contained in any agreement to which any such Person is a party and under which any Indebtedness owing by the SPV, Arrow or any Subsidiary of the SPV or Arrow greater than such respective amounts was created or is governed, regardless of whether such event is an "event of default" or "default" under any such agreement if the effect of such default is to cause, or to permit the holder(s) or any trustee or agent acting on behalf of holder(s) of such Indebtedness to cause such Indebtedness to become due and payable prior to its stated maturity; or

          (k) there shall be a "change of control" with respect to Arrow, an Originator or the SPV (for the purposes of this clause only "change in control" means:

              (i) the failure of Arrow to own, free and clear of any Adverse Claim and on a fully diluted basis, 100% of the outstanding shares of voting stock of the SPV or more than 50% of the outstanding shares of the voting stock any Originator (other than Arrow), or

             (ii) (1) less than a majority of the members of Arrow's board of directors shall be persons who either (x) were serving as directors on the Closing Date or (y) were nominated as directors and approved by the vote of the majority of the directors who are directors referred to in clause (x) above or this clause (y); or

                  (2) the stockholders of Arrow shall approve any plan or proposal for the liquidation or dissolution of Arrow; or

            (iii) a Person or group of Persons acting in concert (other than the direct or indirect beneficial owners of the outstanding shares of the voting stock of Arrow as of the Closing Date) shall, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise, have become the direct or indirect beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended from time to time) of securities of Arrow representing 40% or more of the combined voting power of the outstanding voting securities for the election of directors or shall have the right to elect a majority of the board of directors of Arrow.

          (l) any Person shall institute steps to terminate any Pension Plan if the assets of such Pension Plan will not be sufficient to satisfy all of its benefit liabilities (as determined under Title IV of ERISA) at the time of such termination, or a contribution failure occurs with respect to any Pension Plan which is sufficient to give rise to a lien under Section 302(f) of ERISA, or any Person shall incur any liability with respect to the withdrawal or partial withdrawal from any Pension Plan or Multiemployer Plan, which in each case could be reasonably expected to cause a Material Adverse Effect or a material adverse effect on the condition (financial or otherwise), business or properties of Arrow or the other Originators, taken as a whole; or

          (m) any material provision of this Agreement or any other Transaction Document to which an Originator, Arrow or the SPV is a party shall cease to be in full force and effect or an Originator, Arrow or the SPV shall so state in writing; or

          (n) the withdrawal or downgrade of the long-term, senior unsecured debt ratings of Arrow below BBB- or Baa3 by either S&P or Moody's, respectively; or

          (o) the ratio of Adjusted Consolidated EBITDA to Consolidated
Cash Interest Expense is at any time less than 3.0 to 1.0, for any period of four consecutive fiscal quarters; or

          (p) the SPV shall cease making purchases under the First Tier Agreement or the First Tier Agreement shall be terminated for any reason; or

          (q) the Administrative Agent on behalf of the Funding Agents for the benefit of the Investors shall not have received within 60 days of the Closing Date favorable opinions of counsel to Support Net, Inc. and SBM covering the matters set forth in Exhibit I-4, in form and substance
                                      -----------
satisfactory to the Administrative Agent, the Administrative Agent's counsel and each Funding Agent.

     SECTION 8.2.  Termination.  Upon the occurrence of any Termination Event,
                   -----------
the Administrative Agent may (unless otherwise instructed by all the Investors), or at the direction of any Investor shall, by notice to the SPV and the Master Servicer, declare the Termination Date to have occurred; provided, however, that in the case of any event described in
--------  -------
Section 8.1(d) or 8.1(e), the Termination Date shall be deemed to have
-------------     -----
occurred automatically upon the occurrence of such event. Upon any such declaration or automatic occurrence, the Administrative Agent shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of the applicable jurisdiction and other applicable laws, all of which rights shall be cumulative.


                                 ARTICLE IX

                  INDEMNIFICATION; EXPENSES; RELATED MATTERS

     SECTION 9.1.  Indemnities by the SPV.  Without limiting any other rights
                   ----------------------
which the Indemnified Parties may have hereunder or under applicable Law, the SPV hereby agrees to indemnify the Investors, each Funding Agent, the Administrative Agent, the Administrator, the Collateral Agent, the Program Support Providers and their respective officers, directors, employees, counsel and other agents (collectively, "Indemnified Parties") from and against any and
                                 -------------------
all damages, losses, claims, liabilities, costs and expenses, including reasonable attorneys' fees (which such attorneys may be employees of the Program Support Providers, the Collateral Agent, the Funding Agents or the Administrative Agent, as applicable) and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or
                                   -------------------
incurred by any of them in any action or proceeding between the SPV, Arrow or an Originator (including, in its capacity as the Master Servicer or any Affiliate of Arrow acting as Master Servicer) and any of the Indemnified Parties or between any of the Indemnified Parties and any third party or otherwise arising out of or as a result of this Agreement, the other Transaction Documents, the ownership or maintenance, either directly or indirectly, by the Administrative Agent, any Funding Agent or any Investor of the Asset Interest or any of the other transactions contemplated hereby or thereby, excluding, however, (i) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of such Indemnified Party, (ii) recourse (except as otherwise specifically provided in this Agreement) for uncollectible Receivables or (iii) any expenses, costs or related amounts (including attorneys' fees) incurred by an Indemnified Party with respect to any action or proceeding to the extent the SPV, Arrow, and/or an Originator shall be the prevailing party against such Indemnified Party. Without limiting the generality of the foregoing, the SPV shall indemnify each Indemnified Party for Indemnified Amounts relating to or resulting from:

          (a) any representation or warranty made by the SPV or any Originator (including, Arrow or any of its Affiliates in the capacity as the Master Servicer) or any officers of the SPV or Arrow or any other Originator (including, in its capacity as the Master Servicer or any Affiliate of an Originator acting as Master Servicer) under or in connection with this Agreement, the First Tier Agreement, any Originator Sale Agreement any of the other Transaction Documents, any Master Servicer Report or any other information or report delivered by the SPV or the Master Servicer pursuant hereto, or pursuant to any of the other Transaction Documents which shall have been incomplete, false or incorrect in any respect when made or deemed made;

          (b) the failure by the SPV or any Originator (including Arrow, in its capacity as the Master Servicer or any Affiliate of Arrow acting as a Sub-Servicer) to comply with any applicable Law with respect to any Receivable or the related Contract, or the nonconformity of any Receivable or the related Contract with any such applicable Law;

          (c) the failure (i) to vest and maintain vested in the Administrative Agent, for the benefit of the Funding Agents, on behalf of the Investors, a first priority, perfected ownership interest in the Asset Interest free and clear of any Adverse Claim or (ii) to create or maintain a valid and perfected first priority security interest in favor of the Administrative Agent, for the benefit of the Funding Agents, on behalf of the Investors, in the Affected Assets, free and clear of any Adverse Claim;

          (d) the failure to file, or any delay in filing, financing statements, continuation statements, or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any of the Affected Assets;

          (e) any dispute, claim, offset or defense (other than discharge in bankruptcy) of the Obligor to the payment of any Receivable (including a defense based on such Receivable or the related Contract not being the legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of merchandise or services related to such Receivable or the furnishing or failure to furnish such merchandise or services, or from any breach or alleged breach of any provision of the Receivables or the related Contracts restricting assignment of any Receivables;

          (f) any failure of the Master Servicer to perform its duties or obligations in accordance with the provisions hereof;

          (g) any products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with merchandise or services which are the subject of any Receivable;

          (h) the transfer of an interest in any Receivable other than an Eligible Receivable;

          (i) the failure by the SPV, any Originator or the Master Servicer to comply with any term, provision or covenant contained in this Agreement or any of the other Transaction Documents to which it is a party or to perform any of its respective duties or obligations under the Receivables or related Contracts;

          (j) the Net Investment exceeding the Net Pool Balance, minus the
                                                                 -----
Required Reserves at any time;

          (k) the failure of the SPV, Arrow or any Originator to pay when due any taxes, including sales, excise, goods and services, or personal property taxes payable by such Person in connection with any of the Receivables or this Agreement;

          (l) any repayment by any Indemnified Party of any amount previously distributed in reduction of Net Investment which such Indemnified Party believes in good faith is required to be made;

          (m) the commingling by the SPV, any Originator or the Master Servicer of Collections of Receivables at any time with any other funds, including funds in respect of HP Receivables at any time when such HP Receivables are not Receivables hereunder;

          (n) any investigation, litigation or proceeding related to this Agreement, any of the other Transaction Documents, the use of proceeds of Investments by the SPV or any Originator, the ownership of the Asset Interest, or any Affected Asset;

          (o) failure of any Blocked Account Bank to remit any amounts held in the Blocked Accounts or any related lock-boxes pursuant to the instructions of the Master Servicer, the SPV, the related Originator or the Administrative Agent (to the extent such Person is entitled to give such instructions in accordance with the terms hereof and of any applicable Blocked Account Agreement) whether by reason of the exercise of set-off rights or otherwise;

          (p) any inability to obtain any judgment in or utilize the court or other adjudication system of, any state in which an Obligor may be located as a result of the failure of the SPV or any Originator to qualify to do business or file any notice of business activity report or any similar report;

          (q) any attempt by any Person to void, rescind or set-aside any transfer by any Originator to Arrow or Arrow to the SPV of any Receivable or Related Security under statutory provisions or common law or equitable action, including any provision of the Bankruptcy Code or other insolvency law;

          (r) any action taken by the SPV, any Originator, or the Master Servicer (if any Originator or any Affiliate or designee of an Originator) in the enforcement or collection of any Receivable;

          (s) the use of the proceeds of any Investment or Reinvestment; or

          (t) the transactions contemplated hereby being characterized as other than debt for the purposes of the Code.

     SECTION 9.2.  Indemnity for Taxes, Reserves and Expenses.  (a) If after
                   ------------------------------------------
the Closing Date, the adoption of any Law or bank regulatory guideline or any amendment or change in the administration, interpretation or a pplication of any existing or future Law or bank regulatory guideline by any Official Body charged with the administration, interpretation or application thereof, or the compliance with any directive of any Official Body (in the case of any bank regulatory guideline, whether or not having the force of Law):

                   (i) shall subject any Indemnified Party (or its applicable lending office) to any tax, duty or other charge (other than Excluded Taxes) with respect to this Agreement, the other Transaction Documents, the ownership, maintenance or financing of the Asset Interest, or payments of amounts due hereunder, or shall change the basis of taxation of payments to any Indemnified Party of amounts payable in respect of this Agreement, the other Transaction Documents, the ownership, maintenance or financing of the Asset Interest, or payments of amounts due hereunder or its obligation to advance funds hereunder, under a Program Support Agreement or the credit or liquidity support furnished by a Program Support Provider pursuant to Program Support Agreement or otherwise in respect of this Agreement, the other Transaction Documents, the ownership, maintenance or financing of the Asset Interest (except for changes in the rate of general corporate, franchise, net income or other income tax imposed on such Indemnified Party by the jurisdiction in which such Indemnified Party is organized or in which such Indemnified Party's principal executive office is located);

                  (ii) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including any such requirement imposed by the Board of Governors of the Federal Reserve System) against assets of, deposits with or for the account of, or credit extended by, any Indemnified Party or shall impose on any Indemnified Party or on the United States market for certificates of deposit or the London interbank market any other condition affecting this Agreement, the other Transaction Documents, the ownership, maintenance or financing of the Asset Interest, or payments of amounts due hereunder or its obligation to advance funds hereunder, under a Program Support Agreement or the credit or liquidity support provided by a Program Support Provider pursuant to a Program Support Agreement or otherwise in respect of this Agreement, the other Transaction Documents, the ownership, maintenance or financing of the Asset Interest; or

                 (iii) imposes upon any Indemnified Party any other condition or expense (including any loss of margin, reasonable attorneys' fees and expenses, and expenses of litigation or preparation therefor in contesting any of the foregoing) with respect to this Agreement, the other Transaction Documents, the ownership, maintenance or financing of the Asset Interest, or payments of amounts due hereunder or its obligation to advance funds hereunder under a Program Support Agreement or the credit or liquidity support furnished by a Program Support Provider pursuant to a Program Support Agreement or otherwise in respect of this Agreement, the other Transaction Documents, the ownership, maintenance or financing of the Asset Interests, and the result of any of the foregoing is to increase the cost to or to reduce the amount of any sum received or receivable by such Indemnified Party with respect to this Agreement, the other Transaction Documents, the ownership, maintenance or financing of the Asset Interest, the Receivables, the obligations hereunder or under a Program Support Agreement, the funding of any purchases hereunder or a Program Support Agreement or the provision of credit or liquidity under a Program Support Agreement by an amount deemed by such Indemnified Party to be material, then, within ten (10) days after demand by such Indemnified Party through the Administrative Agent, the SPV shall pay to the Administrative Agent, for the benefit of such Indemnified Party, such additional amount or amounts as will compensate such Indemnified Party for such increased cost or reduction.

          (b) If any Indemnified Party shall have determined that after the date hereof, the adoption of any applicable Law or bank regulatory guideline regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Official Body, or any request or directive regarding capital adequacy (in the case of any bank regulatory guideline, whether or not having the force of law) of any such Official Body, has or would have the effect of reducing the rate of return on capital of such Indemnified Party (or its parent) as a consequence of such Indemnified Party's obligations hereunder or under a Program Support Agreement or with respect hereto or thereto to a level below that which such Indemnified
Party (or its parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Indemnified Party to be material, then from time to time, within ten (10) days after demand by such Indemnified Party through the Administrative Agent, the SPV shall pay to the Administrative Agent, for the benefit of such Indemnified Party, such additional amount or amounts as will compensate such Indemnified Party (or its parent) for such reduction.

          (c) The applicable Funding Agent shall promptly notify the SPV and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle an Indemnified Party to compensation pursuant to this Section 9.2; provided that no failure to
                                 -----------
give or any delay in giving such notice shall affect the Indemnified Party's right to receive such compensation. A notice by such Funding Agent or the applicable Indemnified Party claiming compensation under this Section 9.2
                                                              -----------
and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Funding Agent or any applicable Indemnified Party may use any reasonable averaging and attributing methods.

          (d) Anything in this Section 9.2 to the contrary notwithstanding,
                               -----------
if any Conduit Investor enters into agreements for the acquisition of interests in receivables from one or more Other SPVs, such Conduit Investor shall allocate the liability for any amounts under this Section 9.2 which
                                                        -----------
are in connection with a Program Support Agreement or the credit or liquidity support provided by a Program Support Provider ("Additional Costs")
                                                           ----------------
to the SPV and each Other SPV; provided, however, that if such Additional
                               --------  -------
Costs are attributable to the SPV, any Originator or the Master Servicer and not attributable to any Other SPV, the SPV shall be solely liable for such Additional Costs or if such Additional Costs are attributable to Other SPVs and not attributable to the SPV, any Originator or the Master
Servicer, such Other SPVs shall be solely liable for such Additional
Costs.

     SECTION 9.3.  Taxes.  (a) All payments and distributions made hereunder
                   -----
by or on behalf of the SPV or the Master Servicer (each, a "payor") to any
                                                            -----
Indemnified Party (each, a "recipient") shall be made free and clear of and
                            ---------
without deduction for any present or future income, excise, stamp or franchise taxes and any other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority (such items being called "Taxes"), but excluding Excluded Taxes.
              -----

          (b) In the event that any withholding or deduction from any payment made by the payor hereunder is required in respect of any Taxes, then such payor shall:

              (i) pay directly to the relevant authority the full amount required to be so withheld or deducted;

             (ii) promptly forward to the Administrative Agent an official receipt or other documentation satisfactory to the Administrative Agent evidencing such payment to such authority; and

            (iii) subject to Section 9.3(e), pay to the recipient such
                             -------------
     additional amount or amounts as is necessary to ensure that the net amount actually received by the recipient will equal the full amount such recipient would have received had no such withholding or deduction of Taxes, other than Excluded Taxes been required.

          (c) If any Taxes are directly asserted against any recipient with respect to any payment received by such recipient hereunder, the recipient may pay such Taxes and the payor will, subject to Section 9.3(e), promptly pay such
                                              -------------
additional amounts (including any penalties, interest or expenses) as shall be necessary in order that the net amount received by the recipient after the payment of such Taxes other than Excluded Taxes (including any Taxes on such additional amount) shall equal the amount such recipient would have received had such Taxes other than Excluded Taxes not been asserted.

          (d) If the payor fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the recipient the required receipts or other required documentary evidence, the payor shall indemnify the recipient for any incremental Taxes, interest, or penalties that may become payable by any recipient as a result of any such failure.

          (e) Each Investor that is not a United States person within the meaning of section 7701(A)(30) of the Code shall on the Closing Date (or if later, the date on which such person first becomes an Investor hereunder by assignment or otherwise) provide to the Administrative Agent to be forwarded to the relevant payor either (i) a duly completed IRS Form W-8ECI, (ii) a duly completed IRS Form W-8BEN, in each case entitling such Investor to a complete exemption from withholding on payments and distributions hereunder (which in the case of a form W-8BEN, is based on its entitlement to exemption under an applicable income tax treaty). Notwithstanding the foregoing provisions of
Section 9.3, no payor shall be required to pay any additional amounts or
-----------
indemnities in respect of Taxes to a recipient that exceed the amount that would have been payable had the recipient complied with its obligations under this Section 9.3(e).
           -------------

     SECTION 9.4.  Other Costs and Expenses; Breakage Costs.  (a) The SPV
                   ----------------------------------------
agrees, upon receipt of a written invoice, to pay or cause to be paid, and to save the Investors, the Funding Agents and the Administrative Agent harmless against liability for the payment of, all reasonable out-of-pocket expenses (including attorneys', accountants' and other third parties' fees and expenses, any filing fees and expenses incurred by officers or employees of any Investor and/or the Administrative Agent) or intangible, documentary or recording taxes incurred by or on behalf of the any Investor, any Funding
Agent or the Administrative Agent (i) in connection with the preparation, negotiation, execution and delivery of this Agreement, the other
Transaction Documents and any documents or instruments delivered pursuant hereto and thereto and the transactions contemplated hereby or thereby (including the perfection or protection of the Asset Interest) (which payment of attorneys' fees and expenses, in the case of this clause (i) shall be limited to Dechert, Stikeman and Elliot and Sidley & Austin) and (ii) from time to time (A) relating to any amendments, waivers or consents under this Agreement and the other Transaction Documents, (B) arising in connection with any Investor's, any Funding Agent's, the Collateral Agent's or the Administrative Agent's enforcement or preservation of rights (including the perfection and protection of the Asset Interest under this Agreement), or
(C) arising in connection with any dispute, disagreement, litigation or preparation for litigation involving this Agreement or any of the other Transaction Documents (all of such amounts, collectively,
"Transaction Costs").
 -----------------

          (b) The SPV shall pay the Administrative Agent for the account of each Investor, as applicable, on demand, such amount or amounts as shall compensate such Investor for any loss (including loss of profit), cost or expense incurred by it (as reasonably determined by the applicable Funding Agent) as a result of any reduction of any Portion of Investment of such Investor other than on the last day of the related Rate Period (determined without regard for clause (ii) of paragraph (a) of the definition thereof) funding such Portion of Investment of such Investor, such compensation to be
(i) limited to an amount equal to any loss or expense suffered by the Investors during the period from the date of receipt of such repayment to (but excluding) the maturity date of such Commercial Paper (or other financing source) and (ii) net of the income, if any, received by the recipient of such reductions from investing the proceeds of such reductions of such Portion of Investment. The determination by the Related Funding Agent of the amount of any such loss or expense shall be set forth in a written notice to the SPV and Administrative Agent in reasonable detail and shall be conclusive, absent manifest error.

     SECTION 9.5.  Reconveyance Under Certain Circumstances.  The SPV agrees
                   ----------------------------------------
to accept the reconveyance from the Administrative Agent, on behalf of the Funding Agents for the benefit of the Investors, of the Asset Interest if the Administrative Agent notifies SPV of a material breach of any representation or warranty made or deemed made pursuant to Article IV and
                                                           ----------
the SPV shall fail to cure such breach within fifteen (15) days (or, in the case of the representations and warranties in Sections 4.1(d) and
                                                  --------------
4.1(k), three (3) days) of such notice.  The reconveyance price shall be
-----
paid by the SPV to the Administrative Agent, for the account of the Investors, as applicable in immediately available funds on such 15th day
(or 3rd day, if applicable) in an amount equal to the Aggregate Unpaids.

     SECTION 9.6  Indemnities by the Master Servicer.  Without limiting any
                  ----------------------------------
other rights which the Administrative Agent, the Funding Agents or the Investors or the other Indemnified Parties may have hereunder or under applicable law, the Master Servicer hereby agrees to indemnify (without recourse, except as otherwise specifically provided in this Agreement) the Indemnified Parties from and against any and all Indemnified Amounts arising out of or resulting from (whether directly or indirectly) (a) the failure of any information contained in any Master Servicer Report (to the extent provided by the Master Servicer) to be true and correct, or the failure of any other information provided to any Indemnified Party by, or on behalf of, the Master Servicer to be true and correct, (b) the failure of any representation, warranty or statement made or deemed made by the Master Servicer (or any of its officers) under or in connection with this Agreement to have been true and correct as of the date made or deemed made,
(c) the failure by the Master Servicer to comply with any applicable Law with respect to any Receivable or the related Contract, (d) any dispute, claim, offset or defense of the Obligor to the payment of any Receivable resulting from or related to the collection activities in respect of such Receivable, or (e) any failure of the Master Servicer to perform its duties or obligations in accordance with the provisions hereof.


                                  ARTICLE X

                           THE ADMINISTRATIVE AGENT

     SECTION 10.1.  Appointment and Authorization of Administrative Agent.
                    -----------------------------------------------------
Each of the Investors and the Funding Agents hereby irrevocably appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Transaction Document and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and any other Transaction Document, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Transaction Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth in this Agreement, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Investor or Funding Agent, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Transaction Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

     SECTION 10.2.  Delegation of Duties.  The Administrative Agent may
                    --------------------
execute any of its duties under this Agreement or any other Transaction Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any Administrative Agent or attorney-in-fact that it selects with reasonable care.

     SECTION 10.3.  Liability of Administrative Agent.  No Administrative
                    ---------------------------------
Agent-Related Person shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Transaction Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any Investor or Funding Agent for any recital, statement, representation or warranty made by the SPV, any Originator or the Master Servicer, or any officer thereof, contained in this Agreement or in any other Transaction Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Transaction Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Transaction Document, or for any failure of the SPV, any Originator, the Master Servicer or any other party to any Transaction Document to perform its obligations hereunder or thereunder. No Administrative Agent-Related Person shall be under any obligation to any Investor to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Transaction Document, or to inspect the properties, books or records of the SPV, any Originator or the Master Servicer or any of their respective Affiliates.

     SECTION 10.4.  Reliance by Administrative Agent.   (a) The Administrative
                    --------------------------------
Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the SPV, the Originators and the Master Servicer), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Transaction Document unless it shall first receive such advice or concurrence of the Funding Agents, on behalf of the Conduit Investors or the Majority Investors, as applicable, as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Investors or Funding Agents, as applicable, against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Transaction Document in accordance with a request or consent of the Funding Agents, on behalf of the Conduit Investors or the Majority Investors, as applicable, or, if required hereunder, all Investors and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Funding Agents and Investors.

          (b) For purposes of determining compliance with the conditions specified in Article V, each Funding Agent and Investor that has executed this
             ---------
Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Administrative Agent to such Funding Agent or Investor for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Funding Agent or Investor.

     SECTION 10.5.  Notice of Termination Event, Potential Termination Event or
                    -----------------------------------------------------------
Master Servicer Default.  The Administrative Agent shall not be deemed to have
-----------------------
knowledge or notice of the occurrence of a Potential Termination Event, a Termination Event or a Master Servicer Default, unless the Administrative
Agent has received written notice from a Funding Agent, an Investor, the
Master Servicer or the SPV referring to this Agreement, describing such Potential Termination Event, Termination Event or Master Servicer Default and stating that such notice is a "Notice of Termination Event or Potential Termination Event" or "Notice of Master Servicer Default," as applicable.
The Administrative Agent will notify the Investors and the Funding Agents of its receipt of any such notice. The Administrative Agent shall (subject to Section 10.4) take such action with respect to such Potential
   ------------
Termination Event, Termination Event or Master Servicer Default as may be requested by the Majority Investors (except as otherwise explicitly set forth herein), provided, however, that, unless and until the Administrative
               --------  -------
Agent shall have received any such request, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Potential Termination Event, Termination Event or Master Servicer Default as it shall deem advisable or in the best interest of the Investors.

     SECTION 10.6.  Credit Decision; Disclosure of Information by the
                    -------------------------------------------------
Administrative Agent.  Each Investor and Funding Agent acknowledges
--------------------
that none of the Administrative Agent-Related Persons has made any representation or warranty to it, and that no act by the Administrative Agent hereinafter taken, including any consent to and acceptance of any assignment or review of the affairs of the SPV, the Master Servicer, the Originators or any of their respective Affiliates, shall be deemed to constitute any representation or warranty by any Administrative Agent-Related Person to any Investor or Funding Agent as to any matter, including whether the Administrative Agent-Related Persons have disclosed material information in their possession. Each Investor and Funding
Agent, including any Investor or Funding Agent by assignment, represents to the Administrative Agent that it has, independently and without reliance upon any Administrative Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the SPV, the Master Servicer, the Originators or their respective Affiliates, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the SPV hereunder. Each Investor and Funding Agent also represents that it shall, independently and without reliance upon any Administrative Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Transaction Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the SPV, the Master Servicer or the Originators. Except for notices, reports and other documents expressly herein required to be furnished to the Investors or the Funding Agents by the Administrative Agent herein, the Administrative Agent shall not have any duty or responsibility to provide any Investor or Funding Agent with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the SPV, the Master Servicer, the Originators or their respective Affiliates which may come into the possession of any of the Administrative Agent-Related Persons.

     SECTION 10.7.  Indemnification of the Administrative Agent.  Whether or
                    -------------------------------------------
not the transactions contemplated hereby are consummated, each of the Alternate Investors shall indemnify upon demand each Administrative Agent-Related Person (to the extent not reimbursed by or on behalf of the SPV (including by the Seller under the First Tier Agreement or the Master Servicer hereunder) and without limiting the obligation of the SPV to do so), pro rata based upon such Alternate Investor's Commitment
           --- ----
relative to the Aggregate Commitment, and hold harmless each
Administrative Agent-Related Person from and against any and all
Indemnified Amounts incurred by it; provided, however, that no Alternate
                                    --------  -------
Investor shall be liable for the payment to any Administrative Agent-Related Person of any portion of such Indemnified Amounts resulting from such Person's gross negligence or willful misconduct; provided, however,
                                                      --------  -------
that no action taken in accordance with the directions of the Majority Investors shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limitation of the foregoing, each Funding Agent and Alternate Investor shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including attorney's fees) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement
(whether through negotiations, legal proceedings or otherwise) of, or legal advice (excluding any legal advice sought in connection with any matters relating solely to the EFC Conduit Investor and/or the EFC Alternate Investors) in respect of rights or responsibilities under, this Agreement, any other Transaction Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the SPV (including by the Seller under the First Tier Agreement or the Master Servicer hereunder). The undertaking in this Section shall survive payment on the Final Payout Date and the resignation or replacement of the Administrative Agent.

     SECTION 10.8.  Administrative Agent in Individual Capacity.  Bank of
                    -------------------------------------------
America (and any successor acting as Administrative Agent) and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with any of the SPV, any Originator and the Master Servicer or any of their Subsidiaries or Affiliates as though Bank of America were not the Administrative Agent or an Alternate Investor hereunder and without notice to or consent of the Investors or the Funding Agents. The Funding Agents and the Investors acknowledge that, pursuant to such activities, Bank of America or its Affiliates may receive information regarding the SPV, the Originators, the Master Servicer or their respective Affiliates (including information that may be subject to confidentiality obligations in favor of such Person) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. With respect to its Commitment, Bank of America (and any successor acting as Administrative Agent) in its capacity as an Alternate Investor hereunder shall have the same rights and powers under this Agreement as any other Alternate Investor and may exercise the same as though it were not the Administrative Agent or an Alternate Investor, and the term "Alternate Investor" or "Alternate Investors" shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity.

     SECTION 10.9.  Resignation of Administrative Agent.  The
                    -----------------------------------
Administrative Agent may resign as Administrative Agent upon thirty (30) days' notice to the Funding Agents and the Investors. If the Administrative Agent resigns under this Agreement, the Majority Investors shall appoint from among the Alternate Investors a successor agent for the Investors.
If no successor agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Investors and Arrow a successor agent from among the Alternate Investors. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring
Administrative Agent and the term "Administrative Agent" shall mean such successor agent and the retiring Administrative Agent's appointment, powers and duties as Administrative Agent shall be terminated. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Section 10.9 and Sections 10.3 and 10.7
                               ------------     -------------     ---
shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement.
If no successor agent has accepted appointment as Administrative Agent by the date which is thirty (30) days following a retiring
Administrative Agent's notice of resignation, the retiring Administrative Agent may engage a third-party to act as Administrative Agent, after consulting with the SPV, the Master Servicer and the Investors. The Administrative Agent's resignation shall become effective upon the acceptance of such Person as administrative agent. Any fees payable to the successor administrative agent in excess of the Administrative Fee then payable to the resigning Administrative Agent shall be paid by the Alternate Investors and reimbursed by the SPV as an Aggregate Unpaid.

SECTION 10.10.  Payments by the Administrative Agent.  Unless specifically
                ------------------------------------
allocated to an Alternate Investor or an Indemnified Party pursuant to the terms of this Agreement, all amounts received by the Administrative Agent on behalf of the Alternate Investors shall be paid by the Administrative Agent to the Alternate Investors (at their respective a ccounts specified in their respective Assignment and Assumption Agreements) pro rata in accordance with their respective outstanding funded portions
--- ----
of the Net Investment on the Business Day received by the Administrative Agent, unless such amounts are received after 12:00 noon on such Business Day, in which case the Administrative Agent shall use its reasonable efforts to pay such amounts to the Alternate Investors on such Business Day, but, in any event, shall pay such amounts to the Alternate Investors not later than the following Business Day.

                                ARTICLE XI

                               MISCELLANEOUS

     SECTION 11.1.  Term of Agreement.  This Agreement shall terminate on the
                    -----------------
Final Payout Date; provided, however, that (i) the rights and remedies of the
                   --------  -------
Administrative Agent, the Investors and the Funding Agents with respect to any representation and warranty made or deemed to be made by the SPV pursuant to this Agreement, (ii) the indemnification and payment provisions of Article IX, (iii) the provisions of Section 10.7 and (iv) the agreements
   ----------                          ------------
set forth in Sections 2.2(c), 11.11 and 11.12, shall be continuing and
             --------------   -----     -----
shall survive any termination of this Agreement.

     SECTION 11.2.  Waivers; Amendments.   (a) No failure or delay on the
                    -------------------
part of the Administrative Agent, any Funding Agent, any Conduit Investor or any Alternate Investor in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law.

          (b) Any provision of this Agreement or any other Transaction Document may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the SPV, Arrow, the applicable Originator, the Master Servicer, each Conduit Investor, each Funding Agent and the Majority Investors (and, if Article X or the rights or duties of the
                            ---------
Administrative Agent are affected thereby, by the Administrative Agent)
and if such amendment is material, the Rating Agencies have provided rating confirmation, to the extent required by the terms and conditions of the commercial paper program of any Conduit Investor, of such Conduit Investor's Commercial Paper; provided that no such amendment or waiver
                             --------
shall, unless signed by each Alternate Investor directly affected thereby,
(i) increase the Commitment of an Alternate Investor, (ii) reduce the Net Investment or rate of Yield to accrue thereon or any fees or other amounts payable hereunder, (iii) postpone any date fixed for the payment of any scheduled distribution in respect of the Net Investment or Yield with respect thereto or any fees or other amounts payable hereunder or for termination of any Commitment, (iv) change the percentage of the Commitments of Alternate Investors which shall be required for the Alternate Investors or any of them to take any action under this Section 11.2(b) or any other
                                             --------------
provision of this Agreement, (v) change the definition of "Required Reserves", (vi) release any material portion of the property with respect to which a security or ownership interest therein has been granted hereunder to the Administrative Agent or the Alternate Investors,
(vii) extend or permit the extension of the Commitment Termination Date
(it being understood that a waiver of a Termination Event shall not constitute an extension or increase in the Commitment of any Alternate Investor), or (viii) change the required percentage for voting requirements under this Agreement or any other Transaction Document;
and provided, further, that the signature of the SPV or any Originator
    --------  -------
shall not be required for the effectiveness of any amendment which modifies the representations, warranties, covenants or responsibilities of the Master Servicer at any time when the Master Servicer is not Arrow or any Affiliate of Arrow or a successor Master Servicer designated by the Administrative Agent pursuant to Section 7.1.  Notwithstanding the
                                     -----------
foregoing provisions of this Section 11.2(b), in connection solely with an
                             --------------
Additional Commitment Amendment to this Agreement, the consent solely of the SPV, Arrow and the Administrative Agent (which consent shall not be unreasonably withheld or delayed) shall be required and this Agreement shall be amended by such Additional Commitment Amendment if such amendment is in writing and signed by each of the SPV, Arrow and the Administrative Agent and such Additional Commitment Amendment does not increase the Conduit Funding Limit for any Conduit Investor or the Commitment of any Alternate Lender without such Conduit Investor's and/or Alternate Investor's consent in its sole discretion.

     SECTION 11.3.  Notices; Payment Information.  Except as provided below,
                    ----------------------------
all communications and notices provided for hereunder shall be in writing (including facsimile or electronic transmission or similar writing) and shall be given to the other party at its address or facsimile number set forth in Schedule 11.3 or at such other address or facsimile number as
         -------------
such party may hereafter specify for the purposes of notice to such party. Each such notice or other communication shall be effective (i) if given by facsimile, when such facsimile is transmitted to the facsimile number specified in this Section 11.3 and confirmation is received, (ii) if given
                  ------------
by mail, three (3) Business Days following such posting, if postage prepaid, and if sent via U.S. certified or registered mail, (iii) if given by overnight courier, one (1) Business Day after deposit thereof with a national overnight courier service, or (iv) if given by any other means, when received at the address specified in this Section 11.3,
                                                      ------------
provided that an Investment Request shall only be effective upon receipt by the Administrative Agent.  However, anything in this
Section 11.3 to the contrary notwithstanding, the SPV hereby
------------
authorizes the Administrative Agent, the Funding Agents and the Investors to make investments in Permitted Investments and to make Investments and Rate Period selections based on telephonic notices made by any Person which the Conduit Investor in good faith believes to be acting on behalf of the SPV. The SPV agrees to deliver promptly to the Administrative Agent, each Funding Agent and Conduit Investor a written confirmation of each telephonic notice signed by an authorized officer of SPV. However, the absence of such confirmation shall not affect the validity of such notice. If the written confirmation differs in any material respect from the action taken by the Administrative Agent, the records of the Administrative Agent shall govern.

     SECTION 11.4.  Governing Law; Submission to Jurisdiction; Appointment
                    ------------------------------------------------------
 of Service Administrative Agent.
--------------------------------

          (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICTS
OF LAW PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). EACH OF THE PARTIES HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN
THE COUNTY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE
VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT
ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING IN THIS SECTION 11.4 SHALL AFFECT THE RIGHT
                                     ------------
OF THE INVESTORS TO BRING ANY ACTION OR PROCEEDING AGAINST ANY OF THE SPV, ANY ORIGINATOR OR THE MASTER SERVICER OR ANY OF THEIR RESPECTIVE PROPERTY
IN THE COURTS OF OTHER JURISDICTIONS.

          (b) EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE
A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN
CONNECTION WITH THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS.

          (c) The SPV and the Master Servicer each hereby appoint, and Arrow shall cause each Originator to appoint, Arrow located at 25 Hub Drive, Melville, New York 11747, as the authorized agent upon whom process may be served in any action arising out of or based upon this Agreement, the other Transaction Documents to which such Person is a party or the transactions contemplated hereby or thereby that may be instituted in the United States District Court for the Southern District of New York and of any New York State court sitting in The County of New York by any Investor, the Administrative Agent, any Funding Agent, the Collateral Agent or any successor or assignee of any of them.

     SECTION 11.5.  Integration.  This Agreement contains the final and
                    -----------
complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire Agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

     SECTION 11.6.  Severability of Provisions.  If any one or more of the
                    --------------------------
provisions of this Agreement shall for any reason whatsoever be held invalid, then such provisions shall be deemed severable from the remaining provisions of this Agreement and shall in no way affect the validity or enforceability of such other provisions.

     SECTION 11.7.  Counterparts; Facsimile Delivery.  This Agreement
                    --------------------------------
may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Delivery by facsimile of an executed signature page of this Agreement shall be effective as delivery of an executed counterpart hereof.

     SECTION 11.8.  Successors and Assigns; Binding Effect.   This Agreement
                    --------------------------------------
shall be binding on the parties hereto and their respective successors and assigns; provided, however, that none of the SPV, the Master Servicer, any
         --------  ------
Originator (including Arrow) may assign any of its rights or delegate any of its duties hereunder, or under the First Tier Agreement, or under any Originator Sale Agreement, as applicable or under any of the other Transaction Documents to which it is a party without the prior written consent of each Funding Agent. Except as provided in clause (b) below,
                                                      ---------
no provision of this Agreement shall in any manner restrict the ability of any Investor to assign, participate, grant security interests in, or otherwise transfer any portion of the Asset Interest, including without limitation, the right of any Conduit Investor to assign its rights and obligations hereunder to its Related Alternate Investors without the consent of any other party hereto.

          (b) Any Alternate Investor may assign all or any portion of its Commitment and its interest in the Net Investment, the Asset Interest and its other rights and obligations hereunder to any Person with notice to the Administrative Agent and the written approval of the Related
Funding Agent, on behalf of the Conduit Investor and, so long as no Termination Event has occurred and is continuing, the SPV (which approval of the SPV shall not be unreasonably withheld).  In connection with any such assignment, the assignor shall deliver to the assignee(s) an
Assignment and Assumption Agreement, duly executed, assigning to such assignee a pro rata interest in such assignor's Commitment and other
           --- ----
obligations hereunder and in the Net Investment, the Asset Interest and other rights hereunder, and such assignor shall promptly execute and deliver all further instruments and documents, and take all further action, that the assignee may reasonably request, in order to protect, or more fully evidence the assignee's right, title and interest in and to such interest and to enable the Administrative Agent, on behalf of such assignee, to exercise or enforce any rights hereunder and under the other Transaction Documents to which such assignor is or, immediately prior to such assignment, was a party. Upon any such assignment, (i) the assignee shall have all of the rights and obligations of the assignor hereunder and under the other Transaction Documents to which such assignor is or, immediately prior to such assignment, was a party with respect to such assignor's Commitment and interest in the Net Investment and the Asset Interest for all purposes of this Agreement and under the other Transaction Documents to which such assignor is or, immediately prior to such assignment, was a party and (ii) the assignor shall have no further obligations with respect to the portion of its Commitment which has been assigned and shall relinquish its rights with respect to the portion of its interest in the Net Investment and the Asset Interest which has been assigned for all purposes of this Agreement and under the other
Transaction Documents to which such assignor is or, immediately prior to such assignment, was a party. No such assignment shall be effective unless a fully executed copy of the related Assignment and Assumption Agreement shall be delivered to the Administrative Agent and the SPV. All costs and expenses (including reasonable attorney fees) of the Administrative Agent, the assignor Alternate Investor and the assignee Alternate Investor incurred in connection with any assignment hereunder shall be borne by the assignor. No EFC Alternate Investor shall assign any portion of its Commitment hereunder without also simultaneously assigning an equal portion of its interest in the Program Support Agreement to which it is a party or under which it has acquired a participation.

          (c) By executing and delivering an Assignment and Assumption Agreement, the assignor and assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Assumption Agreement, the assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, the other Transaction Documents or any other instrument or document furnished pursuant hereto or thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value or this Agreement, the other Transaction Documents or any such other instrument or document; (ii) the assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of the SPV, Arrow, any Originator other than Arrow or the Master Servicer or the performance or observance by the SPV, Arrow, any Originator other than Arrow or the Master Servicer of any of their respective obligations under this Agreement, the First Tier Agreement, the other Transaction Documents or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, the First Tier Agreement, each other Transaction Document and such other instruments, documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Assumption Agreement and to purchase such interest; (iv)
such assignee will, independently and without reliance upon the Administrative Agent, or any of its Affiliates, or the assignor and based on such agreements, documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Transaction Documents; (v) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers as provided (and subject to all restrictions set forth) in this Agreement, the other Transaction Documents and any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto and to enforce its respective rights and interests in and under this Agreement, the other Transaction Documents and the Affected Assets; (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement and the other Transaction Documents are required to be performed by it as the assignee of the assignor; and (vii) such assignee agrees that it will not institute against the Conduit Investor any proceeding of the type referred to in Section 11.11 prior to the date which
                                      -------------
is one year and one day after the payment in full of all Commercial Paper issued by the Conduit Investor.

          (d) Without limiting the foregoing, a Conduit Investor may, from time to time, with prior or concurrent notice to SPV, the Master Servicer and the Administrative Agent, in one transaction or a series of transactions, assign all or a portion of its Net Investment and its rights and obligations under this Agreement and any other Transaction Documents to which it is a party to a Conduit Assignee. Upon and to the extent of such assignment by the Conduit Investor to a Conduit Assignee, (i) such Conduit Assignee shall be the owner of the assigned portion of the applicable Net Investment, (ii) the related administrator for such Conduit Assignee will act as the Funding Agent for such Conduit Assignee, with all corresponding rights and powers, express or implied, granted to the Related Funding Agent hereunder or under the other Transaction Documents,
(iii) such Conduit Assignee and its liquidity support provider(s) and credit support provider(s) and other related parties shall have the benefit of all the rights and protections provided to such Conduit Investor and its Program Support Provider(s) herein and in the other Transaction Documents (including any limitation on recourse against such Conduit Assignee or related parties, any agreement not to file or join in the filing of a petition to commence an insolvency proceeding against such Conduit Assignee, and the right to assign to another Conduit Assignee as provided in this paragraph), (iv) such Conduit Assignee shall assume all (or the assigned or assumed portion) of such Conduit Investor's obligations, if any, hereunder or any other Transaction Document, and such Conduit Investor shall be released from such obligations, in each case to the extent of such assignment, and the obligations of such Conduit Investor and such Conduit Assignee shall be several and not joint, (v)
all distributions in respect of the Net Investment shall be made to the applicable Funding Agent, on behalf of such Conduit Investor and such Conduit Assignee on a pro rata basis according to their respective
                      --- ----
interests, (vi) the definition of the term "CP Rate" with respect to the portion of the Net Investment funded with commercial paper issued by such Conduit Investor from time to time shall be determined in the manner set forth in the definition of "CP Rate" applicable to the Conduit Investor on the basis of the interest rate or discount applicable to commercial paper issued by such Conduit Assignee (rather than such
Conduit Investor), (vii) the defined terms and other terms and provisions of this Agreement and the other Transaction Documents shall be interpreted in accordance with the foregoing, and (viii) if requested by the Funding Agent with respect to the Conduit Assignee, the parties will execute and deliver such further agreements and documents and take such other actions as the Funding Agent may reasonably request to evidence and give effect to the foregoing. No assignment by such Conduit Investor to a Conduit Assignee of all or any portion of the Net Investment shall in any way diminish the Related Alternate Investors' obligation under Section 2.3
                                                               -----------
to fund any Investment not funded by such Conduit Investor or such Conduit Assignee or to acquire from the Conduit Investor or such Conduit Assignee all or any portion of the Net Investment pursuant to Section 3.1.
                                                     -----------

          (e) In the event that a Conduit Investor makes an assignment to a Conduit Assignee in accordance with clause (d) above, the Related
                                         ---------
Alternate Investors: (i) if requested by the applicable Funding Agent, shall terminate their participation in the applicable Program Support Agreement to the extent of such assignment, (ii) if requested by the applicable Funding Agent, shall execute (either directly or through a participation agreement, as determined by such Funding Agent) the program support agreement related to such Conduit Assignee, to the extent of such assignment, the terms of which shall be substantially similar to those of the participation or other agreement entered into by such Alternate Investor with respect to the applicable Program Support Agreement (or which shall be otherwise reasonably satisfactory to such Funding Agent and the Alternate Investors), (iii) if requested by such Conduit Investor, shall enter into such agreements as requested by such Conduit Investor pursuant to which they shall be obligated to provide funding to such Conduit Assignee on substantially the same terms and conditions as is provided for in this Agreement in respect of such Conduit Investor (or which agreements shall be otherwise reasonably satisfactory to such Conduit Investor and the Related Alternate Investors), and (iv) shall take such actions as the Administrative Agent and the Funding Agent shall reasonably request in connection therewith.

          (f) Each of the SPV, the Master Servicer and Arrow hereby agrees and consents to the assignment by a Conduit Investor from time to time of all or any part of its rights under, interest in and title to this Agreement and the Asset Interest to any Program Support Provider. In addition, each of the SPV, the Master Servicer and Arrow hereby consents to and acknowledges the assignment by the EFC Conduit Investor of all of its rights under, interest in and title to this Agreement and the Asset Interest to the Collateral Agent.

     SECTION 11.9.  Waiver of Confidentiality .  Each of the SPV, the
                    -------------------------
Master Servicer and Arrow hereby consents to the disclosure, solely for the purposes related to the Transaction Documents and the transactions contemplated thereby, of any non-public information with respect to it received by the Administrative Agent, any Funding Agent, or any Investor to any other Investor or potential Investor, the Administrative Agent, any nationally recognized statistical rating organization rating a Conduit Investor's Commercial Paper, any dealer or placement agent of or depositary for such Conduit Investor's Commercial Paper, its administrator, the Collateral Agent, any Program Support Provider or any of such Person's counsel or accountants in relation to this Agreement or any other Transaction Document.

     SECTION 11.10.  Confidentiality Agreement.  Each of the SPV, the
                     -------------------------
Master Servicer and Arrow hereby agrees that it will not disclose the contents of this Agreement or any other Transaction Document or any other proprietary or confidential information of or with respect to any Investor, the Funding Agent, the Administrative Agent, the Collateral Agent or any Program Support Provider to any other Person except (a) its auditors and attorneys, employees or financial advisors (other than any commercial bank) and any nationally recognized statistical rating organization, provided such auditors, attorneys, employees, financial advisors or rating agencies are informed of the highly confidential nature of such information, (b) to any commercial paper conduits and their related funding agents and alternate investors in connection with an Additional Commitment Amendment or
(c) as otherwise required by applicable law or order of a court of competent jurisdiction.

     SECTION 11.11.  No Bankruptcy Petition Against the Conduit Investors.
                     ----------------------------------------------------
Each of the SPV, the Master Servicer and Arrow hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding Commercial Paper or other rated indebtedness of the Conduit Investors, it will not institute against, or join any other Person in instituting against, any Conduit Investor any proceeding of a type referred to in the definition of Event of Bankruptcy.


     SECTION 11.12.  No Recourse Against Conduit Investors, Stockholders,
                     ---------------------------------------------------
Officers or Directors.  Notwithstanding anything to the contrary contained
---------------------
in this Agreement, the obligations of the Conduit Investors under this Agreement and all other Transaction Documents are solely the corporate obligations of the Conduit Investors and shall be payable solely to the extent of funds received from the SPV in accordance herewith or from any party to any Transaction Document in accordance with the terms thereof in excess of funds necessary to pay matured and maturing Commercial Paper, and to the extent funds are not available to pay such obligations, the claims relating thereto shall not constitute a claim against the Conduit Investors but shall continue to accrue. Each party hereto agrees that the payment of any claim (as defined in Section 101 of Title 11 of the
Bankruptcy Code) of any such party shall be subordinated to the payment in full of all Commercial Paper. No recourse under any obligation, covenant or agreement of the Conduit Investors contained in this Agreement shall be had against any stockholder, employee, officer, director, manager, administrator, agent or incorporator of the Conduit Investors or beneficial owner of any of them, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise;
it being expressly agreed and understood that this Agreement is solely a corporate obligation of the Conduit Investors, and that no personal liability whatsoever shall attach to or be incurred by any stockholder, employee, officer, director, manager, administrator, agent or incorporator of the Conduit Investors or beneficial owner of any of them, as such, or any of them, under or by reason of any of the obligations, covenants or agreements of the Conduit Investors contained in this Agreement, or implied therefrom, and that any and all personal liability for breaches by the Conduit
Investors of any of such obligations, covenants or agreements, either at common law or at equity, or by statute or constitution, of every such stockholder, employee, officer, director, manager, administrator, agent or incorporator of the Conduit Investors or beneficial owner of any of them is hereby expressly waived as a condition of and consideration for the execution of this Agreement; provided, however, that this
                                 --------  -------
    Section 11.12 shall not relieve any such stockholder, employee,
    -------------
officer, director, manager, agent or incorporator of the Conduit Investor or beneficial owner of any of them of any liability it might otherwise have for its own intentional misrepresentation or willful misconduct. Bankers Trust Company shall have no obligation, in its capacity as program administrator for Victory Receivables Corporation or otherwise, to take any actions under the Transaction Documents if Bankers Trust Company is relieved of its obligations as program administrator for Victory Receivables Corporation.














                                [Signatures Follow]

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

                              ARROW ELECTRONICS FUNDING CORPORATION,
                              as SPV
                              By:
                                  ----------------------------------
                                  Name:
                                       -----------------------------
                                  Title:
                                        ----------------------------

                              ARROW ELECTRONICS, INC.,
                              individually and as Master Servicer
                              By:
                                  ----------------------------------
                                  Name:
                                       -----------------------------
                                  Title:
                                        ----------------------------

                              ENTERPRISE FUNDING CORPORATION,
                              as a Conduit Investor
                              By:
                                  ----------------------------------
                                  Name:
                                       -----------------------------
                                  Title:
                                        ----------------------------

Commitment                    BANK OF AMERICA, NATIONAL ASSOCIATION,
$142,800,000                  as a Funding Agent, as Administrative
                              Agent, and as an Alternate Investor
                              By:
                                  ----------------------------------
                                  Name:
                                       -----------------------------
                                  Title:
                                        ----------------------------

                              DELAWARE FUNDING CORPORATION,
                              as a Conduit Investor
                              By:
                                  ----------------------------------
                                  Name:
                                       -----------------------------
                                  Title:
                                        ----------------------------







Commitment                    MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
$142,800,000                  as a Funding Agent and as an Alternate Investor
                              By:
                                  ----------------------------------
                                  Name:
                                       -----------------------------
                                  Title:
                                        ----------------------------

Commitment                    EAGLE FUNDING CAPITAL CORPORATION,
$142,800,000                  as a Conduit Investor and as an Alternate
                              Investor
                              By: Fleet Securities, Inc.,
                                  its attorney-in-fact
                              By:
                                  ----------------------------------
                                  Name:
                                       -----------------------------
                                  Title:
                                        ----------------------------

                              FLEET SECURITIES, INC.
                              as a Funding Agent
                              By:
                                  ----------------------------------
                                  Name:
                                       -----------------------------
                                  Title:
                                        ----------------------------

                              GRAMERCY CAPITAL CORP.,
                              as a Conduit Investor
                              By: Credit Suisse First Boston, New York
                                  Branch, its attorney-in-fact
                              By:
                                  ----------------------------------
                                  Name:
                                       -----------------------------
                                  Title:
                                        ----------------------------

                              By:
                                  ----------------------------------
                                  Name:
                                       -----------------------------
                                  Title:
                                        ----------------------------


Commitment                    CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH
$112,200,000                  as a Funding Agent and as an Alternate Investor
                              By:
                                  ----------------------------------
                                  Name:
                                       -----------------------------
                                  Title:
                                        ----------------------------

                              By:
                                  ----------------------------------
                                  Name:
                                       -----------------------------
                                  Title:
                                        ----------------------------

                              LIBERTY STREET FUNDING CORP.,
                              as a Conduit Investor
                              By:
                                  ----------------------------------
                                  Name:
                                       -----------------------------
                                  Title:
                                        ----------------------------

Commitment                    THE BANK OF NOVA SCOTIA,
$112,200,000                  as a Funding Agent and as an Alternate Investor
                              By:
                                  ----------------------------------
                                  Name:
                                       -----------------------------
                                  Title:
                                        ----------------------------

                              VICTORY RECEIVABLES CORPORATION,
                              as a Conduit Investor
                              By:
                                  ----------------------------------
                                  Name:
                                       -----------------------------
                                  Title:
                                        ----------------------------

Commitment                    THE BANK OF TOKYO-MITSUBISHI, LTD.,
$112,200,000                  as a Funding Agent and as an Alternate Investor
                              By:
                                  ----------------------------------
                                  Name:
                                       -----------------------------
                                  Title:
                                        ----------------------------